UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SPATIALIZER AUDIO LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

Common Stock

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$1,000,000.00 (cash purchase price of the assets)

(4)	Proposed maximum aggregate value of transaction:

$1,000,000.00

(5)	Total fee paid:

$30.70

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2060 East Avenida de los arboles, #d190 ● thousand oaks, CA 91362-1376
May __, 2007
Dear Stockholder:
     On behalf of the board of directors (the “Board”), I cordially invite you to a Special Meeting of the stockholders (the “Special Meeting”) of Spatializer Audio Laboratories, Inc. (“Spatializer”) which will be held on ___, ___, 2007 at 4:00 p.m. at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, California 90067. I hope that you will be able to attend in person. Following the formal business of the Special Meeting, management will be available to respond to your questions.
     At the Special Meeting, stockholders will be asked to consider and vote upon the following matters:
(1)	The sale of all or substantially all of the assets of Spatializer and Desper Products, Inc., a wholly owned subsidiary of Spatializer, to DTS, Inc. and its wholly owned subsidiary DTS BVI, Limited pursuant to an Asset Purchase Agreement as described in the accompanying proxy materials;

(2)	Approval of an amendment to Spatializer’s Certificate of Incorporation increasing the authorized number of shares of Common Stock (as defined below) from 65,000,000 shares to 300,000,000 shares;

(3)	Authorization for the Board to effect a reverse stock split of Spatializer’s Common Stock at a specific ratio to be determined by the Board within a range from one-for-five to one-for-fifty; and

(4)	Such other matters as properly be presented at the Special Meeting or any adjournment or postponement thereof.
     The Board has approved and recommends that the stockholders vote FOR each of the matters described in proposals nos. 1, 2, and 3 above.
     At the Special Meeting, each holder of record of shares of common stock, par value $0.01 per share (“Common Stock”), as of ___, 2007, the record date for the meeting, will be entitled to one vote on each matter properly brought before the Special Meeting.
     Information regarding the proposed sale of assets of Spatializer, the proposed amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock, the proposed authorization for the Board to effect the proposed reverse stock split of Spatializer’s Common Stock and other important information is set forth in the accompanying Notice and Proxy Statement and should be considered carefully by stockholders.
     I hope that you will attend the Special Meeting. Whether or not you plan to attend the Special Meeting, and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Special Meeting and vote in person, even if you have previously returned your proxy card. The accompanying proxy statement is dated _________ ___, 2007 and is first being mailed to stockholders of Spatializer on or about _________ ___, 2007.

Sincerely, SPATIALIZER AUDIO LABORATORIES, INC. HENRY R. MANDELL Chairman of the Board

2060 East Avenida de los arboles, #d190 ● thousand oaks, CA 91362-1376
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
     Notice is hereby given that Spatializer Audio Laboratories, Inc. (“Spatializer”) will hold a Special Meeting of Stockholders (“Special Meeting”) on ___, ___, 2007 at 4:00 p.m. at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, California 90067 for the following purposes:
1.	To approve of the sale of all or substantially all of the assets of Spatializer and Desper Products, Inc., a wholly owned subsidiary of Spatializer, to DTS, Inc. and its wholly owned subsidiary DTS BVI, Limited pursuant to an Asset Purchase Agreement as described in the accompanying proxy materials;

2.	Approval of an amendment to Spatializer’s Certificate of Incorporation increasing the authorized number of shares of common stock from 65,000,000 shares to 300,000,000 shares;

3.	Authorization for the Board of Directors (the “Board”) to effect a reverse stock split Spatializer’s common stock at a specific ratio to be determined by the Board within a range from one-for-five to one-for-fifty; and

4.	Such other matters as properly be presented at the Special Meeting or any adjournment or postponement thereof.
     The Board has fixed _________ ___, 2007 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting.
     At the Special Meeting, each share of common stock represented will be entitled to one vote on each matter properly brought before the Special Meeting.
     Your attention is directed to the accompanying Proxy Statement. Stockholders who do not expect to attend the Special Meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed envelope.
     The accompanying proxy statement is dated _________ ___, 2007 and is first being mailed to stockholders of Spatializer on or about _________ ___, 2007.

DATED:____________ ______, 2007	BY ORDER OF THE BOARD OF DIRECTORS
HENRY R. MANDELL
Chairman of the Board
     THE BOARD HAS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THIS NOTICE.
     IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING.

SUMMARY TERM SHEET — PROPOSAL NO. 1
     The following summary briefly describes the material terms of the proposed sale of assets by Spatializer Audio Laboratories, Inc. (“Spatializer” or “we,” “our” or similar words) and its wholly owned subsidiary, Desper Products, Inc. (“Desper Products”). While this summary describes the material terms that you should consider when evaluating the asset sale, the proxy statement contains a more detailed description of these terms. A copy of the Asset Purchase Agreement (as defined below) is attached hereto as Annex A and we encourage you to read it and the proxy statement carefully before voting your shares of Spatializer’s common stock. We have included section and page references to the proxy statement to direct you to a more complete description of the topics described in this summary.
●     Spatializer is a Delaware corporation and is a developer, licensor and marketer of next generation technologies for the consumer electronics, personal computing, entertainment and cellular telephone markets.
●      Desper Products is a California corporation and a wholly owned subsidiary of Spatializer. It owns certain of the key intellectual property to be sold to DTS, Inc. pursuant to the Asset Purchase Agreement.
●      DTS, Inc. (“DTS”) is a Delaware corporation and a leading provider of entertainment technology, products and services to the audio and image entertainment markets worldwide. DTS desires to acquire all or substantially all of the assets of Spatializer and Desper Products pursuant to the terms of the Asset Purchase Agreement.
●      DTS BVI, Limited (“DTS BVI”) is a British Virgin Island corporation and a wholly owned subsidiary of DTS.
●      Asset Purchase Agreement - Spatializer and Desper Products have entered into an Asset Purchase Agreement, dated as of September 18, 2006 (“Asset Purchase Agreement”), with DTS and DTS BVI pursuant to which DTS and DTS BVI will acquire substantially all of the assets of both Spatializer and Desper Products for an aggregate cash payment of $1,000,000, provided that, among other things, the sale is approved by the stockholders of Spatializer. Spatializer, as the sole stockholder of Desper Products, has already approved of the sale of the assets of Desper Products to DTS. See “Proposal No. 1 — Approval of Sale of All or Substantially All of the Assets of Spatializer and Desper Products” commencing on page 23.
●      Reasons for the Sale of Assets - The Board of Directors of Spatializer (“Board of Directors”) considered a number of factors in deciding to sell its assets. Those reasons included, among others, the consideration to be received by Spatializer; the poor business outlook for Spatializer; the current and future competitive landscape for Spatializer in our industry; the weak financial viability of Spatializer; the lack of full-time management; the status and history of discussions with other potential bidders and our auction process; and the terms of the Asset Purchase Agreement. See “Sale of All or Substantially All of the Assets — Recommendation of the Board of Directors and Reasons for the Sale of Assets” commencing on page 18.
●      Recommendation of the Board of Directors of Spatializer - The Board of Directors of Spatializer has unanimously deemed the sale of substantially all of Spatializer’s and Desper Products’ assets to be in the best interests of Spatializer. Our Board of Directors has unanimously approved the Asset Purchase Agreement and the sale of assets contemplated by that agreement, recommends its advisability and recommends that you vote at the Special Meeting of our stockholders (“Special Meeting”) “FOR” the approval of the Asset Purchase Agreement and the sale of assets contemplated by that agreement. See

“Sale of All or Substantially All of the Assets of Spatializer and Desper Products — Recommendation of the Board of Directors and Reasons for the Sale of Assets” on page 18.
●      Prior Stockholder Meeting. On January 24, 2007 the Annual Meeting of Stockholders of Spatializer (the “Annual Meeting”), was held and the Annual Meeting was adjourned by the vote of a majority of the shares present at the meeting. The Annual Meeting reconvened on February 21, 2007. While the shares voted at the Annual Meeting were overwhelmingly in favor of the proposed sale of assets to DTS and DTS BVI the proposal was not approved because the required vote needed to pass such proposal was not obtained.
●      Appraisal Rights - The stockholders of Spatializer will not have any appraisal rights in connection with the sale of substantially all of the assets of Spatializer.
●      Required Vote - For us to complete the sale of substantially all of the assets of Spatializer and Desper Products, stockholders holding at least a majority of the shares of Spatializer’s common stock outstanding at the close of business on the record date of _________ ___, 2007 must vote “FOR” the sale of assets as provided in the Asset Purchase Agreement. See “Voting Rights and Solicitations of Proxies — Vote Required” commencing on page 3.
●      Conditions to the Completion of the Sale of the Assets - The obligations of DTS and DTS BVI to buy the assets of Spatializer and Desper Products as provided in the Asset Purchase Agreement is subject to various conditions, including approval of the sale of assets by the stockholders of Spatializer and obtaining the consent of the parties to the various agreements to be assigned to DTS and/or DTS BVI in connection with the acquisition of the assets. See “Approval of Sale of All or Substantially All of the Assets of Spatializer and Desper Products — Conditions to Closing” commencing on page 26.
●      Termination of Agreement - The Asset Purchase Agreement and the sale of assets may be terminated under certain circumstances, including the failure of the transaction to close by June 30, 2007. See “Approval of Sale of All or Substantially All of the Assets of Spatializer and Desper Products - Termination of Agreement” commencing on page 27.
●      Material Federal Tax Consequences - The sale of all or substantially all of the assets of Spatializer and Desper Products to DTS likely will not result in any federal corporate income tax liability (including any alternative minimum tax liability) because we anticipate that any taxable gain from the sale of a particular asset to DTS and/or DTS BVI either will be offset for income tax purposes by losses that Spatializer or Desper Products will recognize from the sale of other assets to DTS and DTS BVI, or by Spatializer’s current and prior years’ net operating losses on a consolidated basis. After the sale of all or substantially all of their assets to DTS and/or DTS BVI, Spatializer and Desper Products, on a consolidated basis, will continue to be subject to federal income taxation on taxable income, if any. See “Sale of All or Substantially All of the Assets of Spatializer and Desper Products — Material Federal Income Tax Consequences” commencing on page 19.
●      Special Meeting - The Special Meeting of stockholders of Spatializer will be held on ___, ___, 2007 at 4:00 p.m. at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, California 90067 or at any adjournment or postponement of the Special Meeting. The Special Meeting will be held to consider and such other business as may properly come before the meeting.

2025 Gateway Place, Suite 365 West Wing ● San Jose, CA 95110
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To be held on ___________ __, 2007
     The enclosed proxy is being solicited by the Board of Directors (“Board of Directors”) of Spatializer Audio Laboratories, Inc. (“we”, “us”, “our”, “Spatializer” or similar words in this proxy statement) for use at the Special Meeting of Stockholders of Spatializer (“Special Meeting”) to be held on_________ ___, 2007 at 4:00 p.m. at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, California 90067, and at any adjournments or postponements of the Special Meeting. This proxy statement and accompanying proxy will be mailed beginning on or about _________ ___, 2007, to give holders of record of Spatializer’s common stock on _________ ___, 2007, the record date, an opportunity to vote at the Special Meeting.
     The purpose of the meeting will be to vote on each of the following matters:
1.	To approve of the sale of all or substantially all of the assets of Spatializer and Desper Products, Inc., a wholly owned subsidiary of Spatializer (“Desper Products”), to DTS, Inc. (“DTS”) and its wholly owned subsidiary DTS BVI, Limited (“DTS BVI”) pursuant to the terms of the Asset Purchase Agreement, dated September 18, 2006 (the “Asset Purchase Agreement”);

2.	Approval of an amendment to Spatializer’s Certificate of Incorporation increasing the authorized number of shares of common stock of Spatializer from 65,000,000 shares to 300,000,000 shares;

3.	Authorization for the Board of Directors of Spatializer to effect a reverse stock split Spatializer’s common stock at a specific ratio to be determined by the Board of Directors within a range from one-for-five to one-for-fifty; and

4.	Such other matters as properly be presented at the Special Meeting or any adjournment or postponement thereof.
VOTING RIGHTS AND SOLICITATION OF PROXIES
     Spatializer’s common stock is the only security entitled to vote at the Special Meeting. On _________ ___, 2007, the record date for determination of stockholders entitled to vote at the Special Meeting, there were 65,000,000 shares of common stock outstanding and no shares of preferred stock outstanding. Each stockholder of record as of the close of business on _________ ___, 2007 is entitled to one vote for each share of common stock held by such stockholder on such date. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, withheld votes, abstentions and broker non-votes.

     Quorum Required
     Delaware law and our charter documents provide that the holders of a majority of Spatializer’s common stock issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. Abstentions, broker non-votes and votes withheld in a proxy otherwise signed and returned will be counted as present for the purpose of determining the presence of a quorum.
     Vote Required
     Proposal No. 1, the proposal to approve the sale of all or substantially all of the assets of Spatializer and Desper Products to DTS and DTS BVI pursuant to the terms of the Asset Purchase Agreement, requires approval by holders of a majority of the shares of common stock of Spatializer outstanding at the close of business on the record date for the Special Meeting. Abstentions and non-votes are not affirmative votes and, therefore, will have the same effect as a vote against Proposal No. 1.
     Proposal No. 2, the proposal to approve the amendment to Spatializer’s Certificate of Incorporation increasing the authorized number of shares of common stock from 65,000,000 shares to 300,000,000 shares, requires approval by holders of a majority of the shares of common stock of Spatializer outstanding at the close of business on the record date for the Special Meeting. Abstentions and non-votes are not affirmative votes and, therefore, will have the same effect as a vote against Proposal No. 2.
     Proposal No. 3, the proposal to approve the authorization for the Board of Directors to effect a reverse stock split of Spatializer’s common stock at a specific ratio to be determined by the Board of Directors within a range from one-for-five to one-for-fifty, requires approval by holders of a majority of the shares of common stock of Spatializer outstanding at the close of business on the record date for the Special Meeting. Abstentions and non-votes are not affirmative votes and, therefore, will have the same effect as a vote against Proposal No. 3.
     In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy, signing and dating the proxy and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares FOR the sale of the assets, FOR the proposed amendment of the Certificate of Incorporation, FOR the proposed authorization for the Board of Directors to effect a reverse stock split of Spatializer’s common stock and, at their discretion, on any other matters that may properly come before the Special Meeting.
     In situations where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”), the affected shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be included in the vote totals. A broker non-vote generally occurs when a broker, bank or other nominee holding shares on your behalf returns a signed proxy card voting on one or more matters but does not vote on a proposal because that nominee has not received your voting instructions and lacks discretionary power to vote the shares. Generally, brokers and other similar nominees have the discretion to vote for directors or other routine matters, unless you instruct otherwise. Broker non-votes will count for the purpose of determining whether a quorum is present. Broker non-votes will have the same effect as a vote AGAINST the proposals regarding the asset sale transaction, the amendment of the Certificate of Incorporation to increase the authorized common stock and the proposed authorization for the Board of Directors to effect a reverse stock split of Spatializer’s common stock.

     The failure by a stockholder to return a proxy and indicate the stockholder’s vote concerning the sale of the assets, the amendment of the Certificate of Incorporation to increase the authorized common stock and the proposed authorization for the Board of Directors to effect a reverse stock split of Spatializer’s common stock, in effect, be treated as a vote against such matter, as shares cannot be counted as a FOR vote if a proxy is not returned.
     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE SALE OF THE ASSETS OF SPATIALIZER AND DESPER PRODUCTS.
     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 65,000,000 TO 300,000,000 SHARES.
     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE AUTHORIZATION FOR THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT OF SPATIALIZER’S COMMON STOCK AT A SPECIFIC RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS WITHIN A RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTY.
     A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A STOCKHOLDER) TO ATTEND AND ACT ON HIS BEHALF AT THE MEETING. SUCH PERSON NEED NOT BE DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO EXERCISE THIS RIGHT, THE STOCKHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY AND STRIKE OUT THE OTHER NAME OR MAY SUBMIT ANOTHER PROXY.
     THE SHARES REPRESENTED BY PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED ON ANY BALLOT (SUBJECT TO ANY RESTRICTIONS THEY MAY CONTAIN) IN FAVOR OF THE MATTERS DESCRIBED IN THE PROXY.
     Revocability of Proxies
     Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, you can deliver to the Secretary of Spatializer a written notice bearing a date later than the proxy stating that you would like to revoke your proxy. You can also complete, execute and deliver to the Secretary of Spatializer a new, later-dated proxy card for the same shares, provided the new proxy is received before voting has closed. Additionally, you can attend the Special Meeting and vote in person but please note that your attendance alone will not revoke your proxy. Any written notice of revocation or subsequent proxy should be delivered to Spatializer at 2060 East Avenida de Los Arboles, # D190, Thousand Oaks, California 91362-1376, or to Proxy Service c/o Computershare Investor Services, P.O. Box 43101, Providence, Rhode Island 02940 (the “Transfer Agent”) by the last business day preceding the date of the meeting, or any adjournments thereof, or to the chairman of the Special Meeting at or before the taking of the vote at the Special Meeting.
     Proxy Solicitation
     Spatializer will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional material furnished to stockholders. Proxies may be solicited by directors or officers of Spatializer personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. In addition, we have retained the services of Morrow & Co. a proxy solicitation firm, to solicit proxies in connection with the meeting, who will be paid approximately $5,500 plus expenses for its services. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians which hold shares of common stock of record for beneficial owners for forwarding to such beneficial owners. Spatializer may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.
     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON.

QUESTIONS AND ANSWERS
     The following discussion is intended to address briefly some commonly asked questions regarding the Special Meeting and, in particular, the proposal to sell all or substantially all of the assets of Spatializer and Desper Products. These questions and answers may not address all questions that may be important to you as a stockholder of Spatializer. Please refer to the more detailed information contained elsewhere in this proxy statement, the annex to this proxy statement, and the documents referred to and incorporated by reference in this proxy statement.
     Q: What matters am I being asked to vote on at the Special Meeting?
     A: You are being asked to vote on the following proposals:
•	To approve the sale of all or substantially all of the assets of Spatializer and Desper Products to DTS and DTS BVI pursuant to the Asset Purchase Agreement;

•	To approve the amendment to the Certificate of Incorporation increasing the authorized number of shares of common stock from 65,000,000 shares to 300,000,000 shares; and

•	To approve the authorization for the Board of Directors of Spatializer to effect a reverse stock split of Spatializer’s common stock at a specific ratio to be determined by the Board of Directors within a range from one-for-five to one-for-fifty.
     Finally, you may be asked to vote on such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. If there are not sufficient votes at the time of the meeting to approve the asset sale, the Board of Directors may postpone the meeting to allow time to solicit additional proxies.
     Q: How does Spatializer’s Board of Directors recommend that you vote on the proposals?
     A: Our Board of Directors recommends that you vote:
          “FOR” the proposal to approve the sale of all or substantially all of the assets of Spatializer and Desper Products to DTS and DTS BVI pursuant to the Asset Purchase Agreement;
          “FOR” the proposal to amend the Certificate of Incorporation increasing the authorized number of shares of Common Stock from 65,000,000 to 300,000,000 shares;
          “FOR” the authorization for the Board of Directors to effect a reverse stock split of Spatializer’s common stock at a specific ratio to be determined by the Board of Directors within a range from one-for-five to one-for-fifty.
     Q: What is the proposed asset sale transaction?
     A: Spatializer is proposing to sell all or substantially all of assets and those of its wholly owned subsidiary, Desper Products, to DTS and DTS BVI for cash in the amount of $1,000,000 pursuant to an Asset Purchase Agreement, a copy of which is attached to this proxy statement as Annex A.

     Q: If, after the sale of assets of Spatializer, there are assets available for distribution, when would such distribution take place?
     A: The Asset Purchase Agreement contains certain representations and warranties made by Spatializer and Desper Products to DTS and DTS BVI which will survive for a period of six months following the closing of the asset sale transaction and certain covenants that will last for 275 days following the closing of the asset sale transaction. The Asset Purchase Agreement requires indemnification by Spatializer and Desper Products of DTS, DTS BVI and certain of their affiliates for the breach of these representations and the covenants thereunder and certain other matters as provided in the Asset Purchase Agreement. In order to ensure that there are funds available to satisfy Spatializer’s and Desper Products’ indemnification obligations under the Asset Purchase Agreement, we do not intend to make any distribution of assets until at least six months following the closing (or thereafter if any claims are pending as of the end of such six month period) and then only after all other assets have been marshaled, if any, and liabilities and obligations paid or otherwise provided for as required by Delaware law. Spatializer will distribute remaining funds, if any, thereafter but does not know when that date might be or how much would be available for distribution, if any.
     Q: Am I entitled to appraisal rights?
     A: No. Delaware does not provide for appraisal rights in asset sales transactions unless a corporation’s certificate of incorporation expressly provides for those rights. Our certificate of incorporation does not provide for appraisal rights under these circumstances.
     Q: What factors did our Board of Directors consider in making its recommendation regarding the asset sale transaction proposal?
     A: In making its recommendation, our Board of Directors took into account, among other things: the consideration to be received by Spatializer; the poor business outlook for Spatializer; the current and future competitive landscape in our industry; the weak financial viability of Spatializer; the lack of full-time management; the status and history of discussions with other potential bidders and our auction process; and the terms of the Asset Purchase Agreement. See “Sale of All or Substantially All of the Assets of Spatializer and Desper Products — Recommendation of our Board of Directors and Reasons for the Sale of Assets” commencing on page 18.
     Q: What vote of stockholders is required for each proposal at the Special Meeting?
     A: The proposal regarding the sale of assets requires the affirmative vote of stockholders holding at least a majority of the shares of our common stock outstanding at the close of business on the record date. The proposal regarding the proposed amendment to the Certificate of Incorporation increasing the number of authorized shares of common stock requires the affirmative vote of stockholders holding at least a majority of the shares of our common stock outstanding at the close of business on the record date. The proposal regarding the authorization for the Board of Directors to effect the reverse stock split requires the affirmative vote of stockholders holding at least a majority of the shares of our common stock outstanding at the close of business on the record date. See “Voting Rights and Solicitation of Proxies — Required Vote.”
     Q: Who is entitled to vote at the Special Meeting?
     A: Only stockholders of record as of the close of business on _________ ___, 2007, the record date for the Special Meeting, are entitled to receive notice of the meeting and to vote the shares of our common stock that they held at that time at the meeting, or at any adjournments or postponements of the meeting. On the record date, approximately 65,000,000 shares of our common stock, held by approximately _________ stockholders of record, were outstanding and entitled to vote. No preferred stock is currently issued or outstanding. You may vote all shares you owned as of the record date. You are entitled to one vote per share.
     Q: How do I cast a vote?
     A: If your shares are registered in your name, you may vote by returning a signed proxy card or voting in person at the Special Meeting. Proxies submitted by mail must be received prior to the opening of the polls. To vote by mail, mark, sign and date the proxy card and return it in the postage-paid envelope provided.
     If your shares are held in “street name” through a broker or bank, you may vote by completing and returning the voting form provided by your broker or bank, or by telephone through your broker or bank if such a service is provided. To vote by telephone through your broker or bank, you should follow the instructions on the voting form provided by your broker or bank.
     Q: May I vote in person?
     A: Yes. If your shares are not held in “street name” through a broker or bank you may attend the Special Meeting and vote your shares in person at the Special Meeting by giving us a signed proxy card or ballot before voting is closed, rather than signing and returning your proxy card via mail. If you choose to vote in person, please bring proof of identification with you to the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you vote your shares in advance as described above, so that your vote will be counted if you later decide not to attend. If your shares are held in “street name,” you must get a proxy from your broker or bank in order to attend the Special Meeting and vote. In order to do this, you should contact your broker or bank.
     Q: What happens if I do not return my proxy card or attend the Special Meeting and vote in person?
     A: Approval of the asset sale transaction, the proposed amendment to the Certificate of Incorporation increasing the number of authorized common stock and the proposed authorization for the Board of Directors to effect the reverse stock split requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding at the close of business on the record date. Therefore, if you do not return your proxy card or attend the Special Meeting and vote in person, it will have the same effect as if you voted against adoption of each of the proposals. See “Voting Rights and Solicitation of Proxies — Votes Required” above for a description of the vote required for each proposal included in this proxy statement.
     Q: If my broker holds my shares in “street name,” will my broker vote my shares for me?
     A: Your broker will not be able to vote your shares without instructions from you. If you do not instruct your broker how to vote and you are in favor of the asset sale transaction, your broker cannot vote your shares and your votes will then be deemed a non-vote with the effect of a vote against the asset transaction. Thus, it is imperative that you vote your shares or instruct your broker how to vote your shares at the Special Meeting, especially if you are in favor of the asset sale transaction. You should instruct your broker to vote your shares following the procedure provided by your broker. Without instructions, your shares will not be voted on the proposal regarding the sale of assets, the proposed amendment to the Certificate of Incorporation increasing the number of authorized shares of common stock, and the proposal authorizing the Board of Directors to effect the reverse stock split, which will have the same effect as if you voted against those proposals. See “Voting Rights and Solicitation of Proxies — Vote Required” above for a description of the effect of broker non-votes on the other proposals included in this proxy statement.
     Q: May I change my vote after I have mailed my signed proxy card?
     A: Yes. You may change your vote at any time before your proxy card is voted at the Special Meeting. You can do this in one of three ways:
     First, you can deliver to the Secretary of Spatializer a written notice bearing a date later than the proxy stating that you would like to revoke your proxy.
     Second, you can complete, execute and deliver to the Secretary of Spatializer a new, later-dated proxy card for the same shares, provided the new proxy is received before voting has closed.
     Third, you can attend the Special Meeting and vote in person. Your attendance alone will not revoke your proxy. Any written notice of revocation or subsequent proxy should be delivered to Spatializer at 2060 East Avenida de Los Arboles, # D190, Thousand Oaks, California 91362-1376, or to the Transfer Agent at Proxy Service c/o Computershare Investor Services, P.O. Box 43101, Providence, Rhode Island 02940 by the last business day preceding the date of the meeting, or any adjournments thereof, or to the chairman of the meeting, our Chairman of the Board of Directors, at or before the taking of the vote at the Special Meeting.
     If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions. Your last vote before voting is closed at the Special Meeting is the vote that will be counted.
     Q: What is a quorum?
     A: A quorum of the holders of the outstanding shares of our common stock must be present for the Special Meeting to be held. A quorum is present if the holders of a majority of the issued and outstanding shares of our common stock entitled to be voted at the Special Meeting are present at the Special Meeting, either in person or by proxy. Abstentions, broker non-votes, and votes withheld in a proxy otherwise signed and returned will be counted as present for the purpose of determining the presence of a quorum.
     Q: How are votes counted?
     A: For the proposal relating to the approval of the sale of assets, the proposed amendment of the Certificate of Incorporation or the proposed authorization for the Board of Directors to effect the proposed reverse stock split, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you ABSTAIN, it has the same effect as if you voted against that proposal. Approval of each of the proposal to sell all or substantially all of the assets of Spatializer and Desper Products, the proposed amendment of the Certificate of Incorporation and the authorization for the Board of Directors to effect the reverse stock split requires the affirmative vote of holders of our common stock holding at least a majority of the shares of our common stock outstanding at the close of business on the record date.
     If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the sale of the assets of Spatializer and Desper Products, “FOR” the proposed amendment of the Certificate of Incorporation, “FOR” the authorization for the Board of Directors to effect the reverse stock split and in accordance with the recommendations of Spatializer’s Board of Directors on any other matters properly brought before the Special Meeting for a vote.
     A broker non-vote generally occurs when a broker, bank or other nominee holding shares on your behalf returns a signed proxy card voting on one or more matters but does not vote on a proposal because such nominee has not received your voting instructions and lacks discretionary power to vote the shares. Generally, brokers and other similar nominees have the discretion to vote for directors or other routine matters, unless you instruct otherwise. Broker non-votes will count for the purpose of determining whether a quorum is present. Broker non-votes will have the same effect as a vote AGAINST the proposals regarding the asset sale transaction.
     Q: Who will bear the cost of this solicitation?
     A: Spatializer shall bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional material furnished to stockholders. Proxies may be solicited by directors or officers of Spatializer personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. In addition, we have retained the services of Morrow & Co., a proxy solicitation firm, to solicit proxies in connection with the meeting, who will be paid approximately $5,500 for its services plus reimbursement of expenses. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians which hold shares of common stock of record for beneficial owners for forwarding to such beneficial owners. Spatializer may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.
     Q: Should I send in my stock certificates?
     A: No. Unlike a merger transaction, you will not need to, and you should not, surrender your stock certificates in connection with the asset sales transaction.
     Q: What do I need to do now?
     A: We urge you to read this proxy statement carefully and to consider how the sale of assets of Spatializer and Desper Products, the proposed amendment to the Certificate of Incorporation increasing the authorized number of shares of common stock and the proposed authorization for the Board of Directors to effect a reverse stock split affects you. Then mark your proxy and mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Special Meeting of our stockholders.
     Q: Who can help answer my questions?
     A: If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposed sale of assets, the proposed amendment to the Certificate of Incorporation increasing the authorized number of shares of common stock and the proposed authorization for the Board of Directors to effect a reverse stock split, including the procedures for voting your shares, you should contact:
Henry R. Mandell
Spatializer Audio Laboratories, Inc.
henry@spatializer.com
Morrow & Co.
(800) 607-0088

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE SALE OF ASSETS TRANSACTION, PASSED UPON THE MERITS OR FAIRNESS OF THE SALE OF ASSETS TRANSACTION, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION
     This proxy statement contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, reflecting management’s current expectations. Examples of such forward-looking statements include our expectations with respect to our future prospects and strategy. Although we believe that our expectations are based upon reasonable assumptions, there can be no assurances that our financial goals or any transactions described herein will be realized. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Numerous factors may affect our actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of our company. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words, “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. We assume no obligation to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.

SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS
OF SPATIALIZER AND DESPER PRODUCTS
     General
     Spatializer has been a developer, licensor and marketer of next generation technologies for the consumer electronics, personal computing, entertainment and cellular telephone markets. Our technology is incorporated into products offered by our licensees and customers on various economic and business terms. We were incorporated in the State of Delaware in February 1994 and are the successor company in a Plan of Arrangement pursuant to which the outstanding shares of Spatializer Audio Laboratories, Inc., a publicly held Yukon, Canada corporation, were exchanged for an equal number of shares of our common stock. Our corporate office is located at 2060 East Avenida de Los Arboles, #D190, Thousand Oaks, California 91362-1376.
     Desper Products, a wholly owned subsidiary of Spatializer, developed a suite of proprietary advanced audio signal processing technologies for the entire spectrum of applications falling under the general category of virtual audio and is the owner of certain technology which DTS desires to acquire. Desper Products is a California corporation incorporated in June 1986.
     DTS, Inc. is a Delaware corporation and a leading provider of entertainment technology, products and services to the audio and image entertainment markets worldwide. DTS BVI is a British Virgin Island corporation and a wholly owned subsidiary of DTS.
     Background of the Sale of Assets
     Spatializer has been under acute market pressure since 2002. In 2002, a personal computer account began migrating to a totally new operating system, which did not include any audio enhancements. The migration was completed in 2003 and the former licensee chose not to include any audio software enhancements, including those from Spatializer. This account had accounted for approximately 40% of Spatializer’s annual revenues.
     In 2003, Spatializer experienced declining revenue from three major customers, primarily from the curtailment or cessation of use of its products by these customers. Two of these cases were in the DVD player market, where Spatializer historically had been strong. During 2003, the DVD player market became largely commoditized, resulting in intense pricing pressure and a steep decline in price and margins. Manufacturers were forced to strip out features, such as those offered by Spatializer, in order to compete. One of Spatializer’s accounts switched to outside sourcing and Spatializer was able to expand its relationship with their supplier to recapture most of that revenue. However, a major new design win Spatializer was projecting for the DVD market was cancelled due to these cost constraints.
     In 2004, the revenue mix by licensee platform was significantly different compared to the prior year. The decrease in revenue on the DVD and personal computer accounts previously discussed generated approximately 56% of total fiscal 2003 revenue, which was lost in 2004. These losses were partially offset by three new revenue sources in cellular phones, mobile audio semiconductors and personal computers and the expansion of an existing license relating to recordable DVD. Cellular phone, mobile audio and the personal computer markets had been targeted by Spatializer for replacing the losses in the DVD player category. Nevertheless, market pressures mounted and Spatializer was forced to substantially reduce overhead in order to remain liquid.
     In response to increased market competitiveness and Spatializer’s difficulty competing in this environment, in April 2002, the Board of Directors created a Special Committee to review certain strategic opportunities as they arise and to obtain additional information regarding such opportunities for consideration and evaluation by the Board of Directors. Through December 19, 2005, the Special Committee consisted of Messrs. Mandell, Pace and Segel. Spatializer hired an entity in late 2002 to provide investment banking services, paying such entity a $75,000 retainer fee. Over one hundred companies were contacted on Spatializer’s behalf but, after examining the potential opportunities that resulted therefrom, Spatializer decided that no such opportunities were viable. Spatializer ended its relationship with such investment banking entity in the second half of 2003 as a result of the unsuccessful effort, with no future financial obligation to such entity.
     In August 2005, Spatializer and Strategic Equity Group, Inc. (collectively, with its broker/dealer subsidiary, “SEG”) entered into a confidentiality agreement in connection with a possible investment banking services relationship.
     In October 2005, Spatializer and SEG entered into an agreement for investment banking services. Under the terms of that agreement, Spatializer engaged SEG for a one year period, on an exclusive basis, to provide Spatializer with services, including the identification of possible strategic, financial and foreign partners or purchasers. Per the terms of such agreement, SEG received an upfront payment of a non-refundable retainer in the amount of $25,000 and is entitled to payment of a “success fee” payable upon consummation of a sale transaction in an amount equal to the greater of (a) $250,000 or (b) the sum of 5% of the first $2,000,000 of consideration, 4% of the second $2,000,000, 3% of the third $2,000,000 and 2% of any amount in excess of $6,000,000. SEG is also entitled to reimbursement for reasonable actual out-of-pocket expenses for travel and other incidentals in an amount not to exceed $25,000. Spatializer is required to indemnify SEG for liabilities that SEG may suffer which arise from any breach of any representations or warranties in the investment banking services agreement, the breach of any covenant of Spatializer in that agreement or any instrument contemplated by that agreement, any misrepresentations in any statement or certificate furnished by Spatializer pursuant to that agreement or in connection with any sale transaction contemplated by that agreement, any claims against, or liabilities or obligations of, Spatializer and any good faith acts of SEG undertaken in good faith and in furtherance of SEG’s performance under the agreement.
     On December 19, 2005, at a regularly scheduled Board of Directors meeting, the Board of Directors of Spatializer discussed Spatializer’s current financial outlook. Management indicated to the Board of Directors that two customers, the revenues from which accounted for approximately 70% of Spatializer’s income during 2005, would not be sustainable in 2006. Although unexpected sources of income have been received, at the time, based on management’s estimates, without new licensing revenue sources, management believed Spatializer would exhaust its available cash by the fourth quarter of 2006. The Board of Directors also discussed various strategic options for Spatializer, including potential suitors and the distribution by SEG of interest books to approximately 55 potential purchasers, competition in its niche, and other business matters. Following the presentation, Gilbert Segel and James Pace, two of the three independent directors of Spatializer, decided to resign from the Board of Directors in order to allow for other individuals more qualified and experienced in matters relating to the sale of Spatializer and other strategic alternatives for Spatializer, including liquidation, to fill the vacancies created. The Board of Directors was reduced from four members to three authorized directors leaving one vacancy thereon, which has not been filled to date. Henry R. Mandell then indicated his desire to resign as an officer of Spatializer, for personal reasons, effective January 6, 2006, which vacancy would result in a significant reduction in payroll expense, but would stay as a director and Chairman of the Board of Directors and Secretary of Spatializer. Mr. Mandell offered to become a consultant to Spatializer on terms to be negotiated with Carlo Civelli, the remaining member of the Board of Directors. The Board of Directors then discussed plans for the future of Spatializer and measures for scaling back operations, while continuing to pursue a potential buyer through SEG, with a view to maximizing stockholder value.

     On January 6, 2006, Henry R. Mandell’s resignation as the Chief Executive Officer and Chief Financial Officer became effective. Effective as of that date, Spatializer and Mr. Mandell entered into an agreement to continue his employment with Spatializer as Chairman and Secretary. In that agreement, Mr. Mandell agreed to continue to provide certain specified services to Spatializer, including supervising the preparation of Spatializer’s financial statements and records, reviewing and authorizing day to day disbursements, supervising all of Spatializer’s licensing and business activities, handling stockholder communications and serving as the contact person with SEG. He was permitted to accept other employment during the term of that agreement. As an incentive for Mr. Mandell to continue in Spatializer’s employ during the term of that agreement, and in consideration for the foregoing of certain severance pay to which he otherwise may have been entitled, Spatializer paid him a lump sum payment of $35,733.33, which amount was paid concurrently with the execution of that agreement. That agreement also provided for a monthly salary of $5,000, a bonus of $10,000 for Mr. Mandell’s assistance in the preparation of Spatializer’s Form 10-K for the fiscal year ended December 31, 2005 and a separate bonus of $5,000 each for his assistance on each Form 10-Q upon which he assists for any quarterly period ending after December 31, 2005 and each proxy. Additionally, if Spatializer is sold or enters into certain specified extraordinary transactions during the term of that agreement, Mr. Mandell may be entitled to an additional bonus in an amount equal to 3.5% of the total consideration, not to exceed $150,000. During the term of that agreement, he is entitled to employee benefits and reimbursement of reasonable, actual and necessary business expenses. That agreement contains certain non-competition, non-solicitation and confidentiality provisions. That agreement terminated certain provisions of Mr. Mandell’s then existing employment agreement (including without limitation the compensation and severance pay obligations thereunder) but continued certain other provisions thereof (such as the proprietary information, confidentiality and other similar provisions thereunder). While that agreement was to expire on the earlier of (a) the consummation of certain extraordinary transactions, (b) the expiration, termination or non-renewal of the directors’ and officers’ insurance policy of Spatializer under which Mr. Mandell is covered as a director and officer of Spatializer and (c) June 30, 2006, that agreement was extended for a period ending on the earlier of June 30, 2007 or the date of dissolution of Spatializer. Spatializer may terminate Mr. Mandell’s employment at any time during the term and Mr. Mandell may voluntarily resign his employment at any time during such term. On April 19, 2007, the agreement was extended to June 30, 2008.
     On January 10, 2006, Spatializer issued a press release regarding a potential auction, open to pre-qualified buyers, of the assets of Spatializer or the sale of an unlimited number of perpetual licenses of certain technology of Spatializer, all of which transactions would be subject to stockholder approval. Under the contemplated open auction process, potential buyers were invited to bid for the assets of Spatializer at a minimum bid of $2,000,000, such assets to be sold on an “as-is/where is” basis. Simultaneously, Spatializer offered all interested parties the opportunity to acquire non-exclusive, royalty-free, irrevocable, perpetual licenses for a one-time fee of $750,000 each, which licenses would be absent of any representations, warranties, or ongoing support by Spatializer. Bids were due by 11:59 P.M. Pacific Standard Time on February 15, 2006.
     During a period commencing on or about January 12, 2006 through February 15, 2006, SEG sent out to more than 160 potential buyers materials relating to the announced auction. SEG followed up, or attempted to follow up, with such potential buyers through the close of the auction period.
     At a meeting held on February 16, 2006, the Board of Directors of Spatializer discussed a proposed term sheet for the acquisition of Spatializer’s assets that had been delivered by DTS and feedback that SEG had received from certain of the potential buyers that had been contacted during the auction period. As DTS’s offer did not specify a precise purchase price, such offer was deemed non-conforming to the guidelines established for the initial auction. Certain of the potential buyers had requested an extension of the auction period to perform additional due diligence. The Board of Directors again discussed what alternatives were available to Spatializer. The Board of Directors elected to extend the auction period until 11:59 P.M., Pacific Standard Time, on March 15, 2006 to provide bidders and other interested parties additional time to clarify their offers and perform further due diligence, as well as to permit Spatializer time to solicit additional offers. The Board of Directors, based on feedback received in the auction process, determined to simplify the auction process and eliminated the minimum bid requirements but reserved the right to reject any offers or bids in their discretion.
     During the period from February 15, 2006 through March 15, 2006, SEG continued to follow up, or attempted to follow up, with the potential buyers to whom auction materials had been provided.
     At the close of the extended auction period, Spatializer received a bid from DTS for the purchase of substantially all of the assets of Spatializer and Desper Products and bids from three other parties interested in buying a perpetual license. Management of Spatializer determined that the bids for the perpetual licenses were not sufficient in amount and decided that the bid for the assets of Spatializer received from DTS was the most attractive offer to pursue.
     From March 16, 2006 through approximately April 10, 2006, Spatializer and DTS negotiated the terms of a non-binding letter of intent. Although Spatializer, in the course of such negotiations, requested that the transaction be structured as a stock sale or merger transaction, DTS was not willing to so structure the transaction. The letter of intent, requiring the transaction to be structured as an asset sale, was executed on April 10, 2006. In connection with the execution of the letter of intent and as required by the terms thereof, DTS deposited $250,000 towards the purchase price of the assets, which deposit amount is being held in a trust account and will be disbursed to Spatializer contingent upon, among other things, approval of the transaction by the stockholders of Spatializer and satisfaction of the conditions to closing.
     From January 25, 2006 through May 5, 2006, DTS performed various due diligence examinations relating to Spatializer. Preliminary discussions were held over the phone between DTS and SEG on January 25, 2006 and February 6, 2006. A technology demonstration was held at SEG’s office on February 10, 2006. A due diligence conference call including Spatializer was held on February 13, 2006. Counsel to DTS spent February 23, 2006, at SEG’s office analyzing contracts and various other due diligence items. Four due diligence conference calls were held in March 2006, three additional conference calls in April 2006, and one in May 2006.
     During the period from May 1, 2006 through mid-September 2006, legal counsel for DTS and for Spatializer prepared, and representatives of DTS and Spatializer negotiated, the Asset Purchase Agreement.
     In July 2006, the Board of Directors of Spatializer was presented with and carefully considered a draft of the Asset Purchase Agreement. After due consideration of such draft, the Board of Directors of Spatializer approved, by unanimous written consent dated July 10, 2006, a form of the Asset Purchase Agreement. However, subsequent to that date, numerous changes and refinements were made to that draft based on the negotiations of the parties.
     In July 2006, the Board of Directors of Desper Products was presented with and carefully considered a draft of the Asset Purchase Agreement. After due consideration of such draft, the Board of Directors of Desper Products approved, by a written consent of sole director dated July 10, 2006, a form of the Asset Purchase Agreement. However, subsequent to that date, numerous changes and refinements were made to that draft based on the negotiations of the parties.
     In August 2006, the Board of Directors of Spatializer was presented with and carefully considered a draft of the Asset Purchase Agreement substantially in the form attached hereto as Annex A and other ancillary documents proposed to be attached as exhibits and schedules to the Asset Purchase Agreement. After due consideration of all of the foregoing, the Board of Directors of Spatializer, by a unanimous written consent of directors dated August 28, 2006, authorized the execution and delivery on behalf of Spatializer of the Asset Purchase Agreement providing for the sale to DTS and DTS BVI of all or substantially all of the assets of each of Spatializer and Desper Products, deemed the sale of all or substantially all of the assets of Spatializer and Desper Products for $1,000,000 in aggregate cash consideration to be expedient and for the best interests of Spatializer, and deemed the sale of all or substantially all of the assets of Spatializer and Desper Products to be advisable and in the best interests of Spatializer. The Board of Directors also recommended that the stockholders of Spatializer vote in favor of the sale of assets transaction. The Board of Directors called a meeting of the stockholders of Spatializer to consider the proposed sale of assets pursuant to the Asset Purchase Agreement. The Board of Directors also recommended that the stockholders of Spatializer vote in favor of the sale of assets transaction.
     In August 2006, the Board of Directors of Desper Products was presented with and carefully considered a draft of the Asset Purchase Agreement substantially in the form attached hereto as Annex A and other ancillary documents proposed to be attached as exhibits and schedules to the Asset Purchase Agreement. After due consideration of all of the foregoing, the Board of Directors of Desper Products, by a written consent of sole director dated August 28, 2006, authorized the execution and delivery on behalf of Desper Products of the Asset Purchase Agreement providing for the sale to DTS and DTS BVI of all or substantially all of the assets of Desper Products.
     Effective August 28, 2006, Spatializer, as the sole stockholder of Desper Products, executed a written consent of sole stockholder approving the principal terms of the sale of the assets of Desper Products.
     On September 18, 2006, the parties executed and delivered the Asset Purchase Agreement in the form attached hereto as Annex A.
     On November 30, 2006, Spatializer solicited a proxy statement to approve the asset sale transaction at the Annual Meeting of our stockholders. On January 24, 2007, the Annual Meeting of Stockholders of Spatializer (the “Annual Meeting”) was held and the Annual Meeting was adjourned by the vote of a majority of the shares present at the meeting. The Annual Meeting reconvened on February 21, 2007. While the shares voted at the Annual Meeting were overwhelmingly in favor of the proposed sale of assets to DTS and DTS BVI the proposal was not approved because the required vote needed to pass such proposal was not obtained.
     On April 25, 2007, Spatializer consummated the sale of 16,236,615 shares of our common stock to three investors, Jay A. Gottlieb, Greggory Schneider and Helaine Kaplan (collectively, the “Investors”), for an aggregate purchase price of $162,366.15 pursuant to a Common Stock Purchase Agreement (“Stock Purchase Agreement”) among the Investors and Spatializer. In the event the transactions contemplated in the Asset Purchase Agreement are consummated, including receipt of stockholder approval, Spatializer will receive additional consideration in the amount of $259,786. There is no voting agreement between Spatializer and the Investors to vote in favor of the transactions contemplated in the Asset Purchase Agreement. However, the Investors, based on the Schedules 13D filed with the Securities and Exchange Commission on April 30, 2007, would be able to vote 23,328,115 shares or 35.9% of the outstanding common stock of Spatializer in favor of the sale of substantially all of the assets of Spatializer.

Recommendation of our Board of Directors and Reasons for the Sale of Assets
     Our Board of Directors unanimously recommends that you vote “FOR” the sale of all or substantially all of the assets of Spatializer and Desper Products to DTS and DTS BVI. In approving the Asset Purchase Agreement, our Board of Directors considered a number of factors, including the following:
•	the anticipated inability for Spatializer to remain liquid in the near term or to continue operations;

•	the business, competitive position, strategy and prospects of Spatializer, the fact that we have not been successful in creating a strategy or value proposition that resonates with potential licensees, the competitive position of current and likely competitors in the industry in which we compete, and current industry, economic, and market conditions;

•	the conclusion that continuing further licensing efforts as a going concern would not result in greater stockholder value;

•	the resignation of the two directors in December 2005, all full-time Spatializer employees, including the former CEO and Principal Engineer, having successfully found other employment during 2006 and the inability to attract new management under the aforementioned circumstances;

•	the fact that our open auction for the sale of assets or perpetual licenses and discussions with other potential acquirers of Spatializer in both 2003 and 2006 both generated limited interest and, in 2006, DTS’s proposal was the superior offer to acquire us;

•	the value of the consideration to be received by our stockholders and the fact that the consideration would be paid in cash, which provides certainty and immediate value to Spatializer; and

•	this is the best offer received by Spatializer through the efforts of SEG.
     Our Board of Directors also considered a variety of risks and other potentially negative factors applicable to the sale of assets, including the following:
•	the fact that, following sale of our assets, we will be unable to operate as a going business and our stockholders will forego any future increase in our value that might result from our possible growth;

•	the risks and contingencies related to the announcement and pendency of the sale of assets, including the impact of the asset sale on our customers and our relationships with other third parties, including the potential negative reaction of these parties to the fact that we would be selling our assets to DTS;

•	the conditions to DTS’s and DTS BVI’s obligation to complete the asset sale transaction and the right of DTS to terminate the Asset Purchase Agreement under certain circumstances, including for breaches by us of our representations, warranties, covenants and agreements in the Asset Purchase Agreement;

•	the risk that the asset sale might not receive necessary stockholder approval; and

•	the fact that DTS was not willing to structure the sale transaction as a merger or stock acquisition.

     Our Board of Directors did not assign any particular weight or rank to any of the positive or potentially negative factors or risks discussed in this section, and our Board of Directors carefully considered all of these factors as a whole in reaching its determination and recommendation.
Effective Time of the Sale of Assets
     It is anticipated that, assuming approval of the asset sale transaction by the stockholders of Spatializer, the transaction will close as soon thereafter as all conditions to closing have occurred. If the closing does not occur on or before June 30, 2007, the asset sale transaction may be terminated provided the party electing to terminate is not in breach of any representation, warranty or covenant of that party under the Asset Purchase Agreement.
Material Federal Income Tax Consequences
     The following discussion summarizes the material U.S. federal income tax consequences (i) to Spatializer as a result of the sale of assets to DTS and DTS BVI pursuant to the Asset Purchase Agreement, and (ii) to the holders of Spatializer’s common stock who are United States holders (as hereafter defined) as a result of the receipt of one or more distributions from Spatializer of the net cash proceeds from such sale. For these purposes, a “United States holder” is a stockholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust, or if the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person. For purposes of this tax discussion, all references to Spatializer means Spatializer and Desper Products on a consolidated basis. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described in this proxy statement will remain unchanged at the time of such distributions.
     This discussion is for general information only and may not address all tax considerations that may be significant to a holder of our common stock. It does not address all U.S. federal income tax consequences or any state, local or foreign tax consequences of Spatializer’s sale of assets to DTS and DTS BVI. Stockholders subject to special treatment under certain federal income tax laws, including dealers in securities or foreign currency, tax-exempt entities, non-U.S. stockholders, banks, thrifts, insurance companies, mutual funds, persons that hold shares of our stock as part of a “straddle,” a “hedge,” a “constructive sale” transaction or a “conversion transaction,” persons that have “functional currency” other than the U.S. dollar, investors in pass-through entities, stockholders subject to the alternative minimum tax, and persons who acquired their shares of our stock upon exercise of stock options or in other compensatory transactions may be subject to special rules not discussed below. This discussion also does not address the U.S. federal income tax consequences to stockholders who do not hold their shares of our stock as a capital asset. Stockholders are urged to consult their own tax advisors to determine the particular tax consequences, including the application of any state, local or
     This discussion has no binding effect on the Internal Revenue Service or the courts and assumes that the sale of assets will be consummated in accordance with the Asset Purchase Agreement and that the net cash proceeds of such sale, if any, will distributed to the stockholders as described herein. No ruling has been requested from the Internal Revenue Service, nor will we seek an opinion of counsel, with respect to the anticipated tax consequences of the sale of assets and the distribution, if any, of the net cash proceeds to the stockholders. If any of the anticipated tax consequences described herein prove to be incorrect, the result could be an increased tax liability at the corporate and/or stockholder level, thus reducing the benefits to us and our stockholders from the sale of assets.
     Tax Consequences to Spatializer
     Tax consequences to Spatializer of the sale of assets to DTS and DTS BVI. The purchase price that Spatializer receives for substantially all its assets, plus the amount of any liabilities assumed by DTS and DTS BVI that are required to be capitalized for tax purposes, will be allocated among all of Spatializer’s assets that are sold to DTS and DTS BVI. Spatializer will recognize gain or loss on each of the assets sold in an amount equal to the difference between the sales price allocated to that asset and Spatializer’s adjusted tax basis in that asset.
     We do not believe the sale of assets will result in any federal corporate income tax liability (including any alternative minimum tax liability) because we anticipate that any taxable gain from the sale of a particular asset to DTS and DTS BVI will be offset for income tax purposes either by losses that Spatializer will recognize from the sale of other assets to DTS and DTS BVI, or by Spatializer’s current and prior years’ net operating losses on a consolidated basis. However, the Internal Revenue Service may disagree with our determination of the amount of Spatializer’s net operating loss carryforward available to offset all of such gain or Spatializer’s allocation of the purchase price among the assets sold, either of which may increase Spatializer’s income tax liability as a result of the sale of assets.
     Tax consequences to Spatializer after consummation of the sale of assets. After the consummation of the sale of assets to DTS and DTS BVI, Spatializer will continue to be subject to federal income taxation on its taxable income, if any, such as interest income, gain from the sale of any remaining assets or income from the collection of accounts receivables not sold to DTS and DTS BVI. Spatializer will not recognize any income or loss on any distribution it makes to stockholders of the net cash proceeds from the sale to DTS and DTS BVI. In addition, although we currently do not intend to make distributions of property other than cash to our stockholders, in the event we do make a distribution of property to our stockholders, Spatializer may recognize gain upon such a distribution. In such case, Spatializer will be treated as though it sold the distributed property to the distributee-stockholders for its fair market value on the date of the distribution. Management believes that Spatializer has available a sufficient amount of its net operating loss carryforward on a consolidated basis to offset any income or gain recognized by Spatializer as a result of a distribution of property.
     Tax Consequences to our Stockholders
     Amounts received by a stockholder as a result of one or more distributions from Spatializer of the net cash proceeds from the sale of Spatializer’s and Desper Products’ assets to DTS and DTS BVI or the fair market value of any property distributed to a stockholder will be taxed as a dividend to the extent of the stockholder’s ratable share of Spatializer’s current and accumulated earnings and profits determined on a consolidated basis. Any amounts received in excess of the stockholder’s ratable share of Spatializer’s current and accumulated earnings and profits will be used to reduce the stockholder’s adjusted tax basis in his, her or its shares of common stock of Spatializer. If amounts so received have reduced a stockholder’s adjusted tax basis in his, her or its shares of common stock to zero, any amounts received in excess of basis will be taxed to the stockholder as capital gain. If the stockholder’s holding period for his, her or its shares of common stock of Spatializer is longer than one year as of the date of the distribution, the gain will be taxed as long-term capital gain; otherwise, the gain will constitute short-term capital gain. Certain U.S. stockholders, including individuals, are eligible for preferential rates of tax in respect of long-term capital gains. If a stockholder acquired different blocks of common stock of Spatializer at different times and at different prices, the stockholder must determine his, her or its adjusted tax basis and holding period separately with respect to each block of common stock for purposes of calculating the amount of taxable gain and the applicable tax rate.

     After the close of our taxable year, we will provide stockholders and the Internal Revenue Service with a statement of the amount of cash, if any, distributed to each stockholder during the year as a payment and, if any property was distributed, our best estimate of the value of such property.
     THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL OR TAX ADVICE TO ANY STOCKHOLDER. EACH STOCKHOLDER IS URGED TO CONSULT A TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE SALE OF ASSETS AND THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF AMOUNTS RECEIVED AS A RESULT OF ONE OR MORE DISTRIBUTIONS OF THE NET SALES PROCEEDS OF SAID SALE, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN LAWS AND CHANGES IN APPLICABLE TAX LAWS.

MARKET PRICE AND DIVIDEND DATA
     Our common stock was listed and commenced trading on the NASDAQ SmallCap market on August 21, 1995 under the symbol “SPAZ.OB”. In January 1999, the common stock was delisted by the NASDAQ SmallCap Market due to our inability to maintain listing requirements. Our common stock immediately commenced trading on the OTC Bulletin Board under the same symbol. The following table sets forth the high and low bid price of our common stock as reported on the OTC Bulletin Board for fiscal years 2005, 2006 and the first quarter of fiscal 2007. The quotations listed below reflect interim dealer prices without retail mark-up, mark-down or commission and may not represent actual transactions.

Period:	High (U.S. $)	Low (U.S. $)

2005
First Quarter	$0.10	$0.06
Second Quarter	$0.09	$0.05
Third Quarter	$0.07	$0.05
Fourth Quarter	$0.07	$0.03
2006
First Quarter	$0.04	$0.02
Second Quarter	$0.02	$0.02
Third Quarter	$0.02	$0.02
Fourth Quarter	$0.02	$0.02
2007
First Quarter	$0.03	$0.02
     On April ___, 2007, the closing price reported by the OTC Bulletin Board was U.S. $0.___. Stockholders are urged to obtain current market prices for our common stock. Computershare Investor Services, LLC is our transfer agent and registrar.
     In December 2005, we issued shares of our common stock in connection with the mandatory conversion of our Series B-1 Redeemable Convertible Preferred Stock, par value $.01 per share, which transaction was previously described and included in our Form 8-K filed with the SEC on December 30, 2005 (with date of earliest event reported of December 29, 2005). There were no sales of unregistered securities by Spatializer during the year ended December 31, 2006 nor any repurchases by Spatializer of any of our common stock during the fourth quarter of 2006 or the first quarter of 2007.
     To our knowledge, there were approximately ___holders of record of the stock of Spatializer as of ____________, 2007. Our transfer agent has indicated that beneficial ownership is in excess of ___ stockholders.
     We have not paid any cash dividends on our common stock. While our policy has been to retain earnings, if any, for use in operations and in the development of our business, if the sale of assets contemplated in this proxy statement is approved and effectuated, all remaining funds, other than $100,000 cash for working capital, and assets available for distribution, if any, will be distributed to stockholders.
     Spatializer did not repurchase any of its equity securities during the first quarter of fiscal year 2007.

PROPOSAL NO. 1
APPROVAL OF SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF
SPATIALIZER AND DESPER PRODUCTS
     The following sets forth a summary of the terms of the proposed sale of all or substantially all of the assets of Spatializer and its wholly owned subsidiary, Desper Products. The following is qualified in its entirety by reference to the Asset Purchase Agreement attached hereto as Annex A. All stockholders are urged to read the Asset Purchase Agreement carefully.
     Parties to Agreement
     Spatializer, Desper Products, DTS and DTS BVI, entered into an Asset Purchase Agreement dated as of September 18, 2006.
     Assets to be Acquired; Liabilities
     The agreement provides that DTS and DTS BVI will acquire all of our and Desper Products’ right, title and interest in and to all property and assets, real, personal or mixed, tangible or intangible, of every kind and description, wherever located, used in the conduct of our and Desper Products’ business. Those assets include intellectual property, certain contracts proposed to be assumed by DTS and DTS BVI, accounts receivable originating from those assumed contracts (subject to the payment to Spatializer by DTS of a pro rata portion of the quarterly royalties received during the quarter in which the closing of the asset transaction occurs) and records, reports and databases relating to certain intellectual property. Neither DTS nor DTS BVI is acquiring our cash or cash equivalents or any accounts receivable not originating from the assumed contracts.
     Except for certain specified liabilities, neither DTS nor DTS BVI will be assuming any liabilities of Spatializer or Desper Products, other than the obligations from and after the closing under the agreements assumed by DTS and DTS BVI.
     Consideration
     At the closing of the sale transaction, DTS and DTS BVI will pay Spatializer cash in the amount of $1,000,000 and assume the liabilities and obligations described above.
     Representations and Warranties
     Spatializer and Desper Products made certain representations and warranties to DTS and DTS BVI regarding, among other things:
•	our respective corporate authority to execute and deliver the Asset Purchase Agreement;

•	due execution and delivery of the Asset Purchase Agreement;

•	enforceability of the Asset Purchase Agreement (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought);

•	our respective corporate existence, organization and similar corporate matters;

•	our respective subsidiaries;

•	required consents, approvals, orders and authorizations of, and notices to, governmental authorities and third parties relating to, the Asset Purchase Agreement and related matters;

•	documents that Spatializer has filed with the Securities and Exchange Commission, the accuracy of certain specified financial statements and other information contained in documents Spatializer filed with the Securities and Exchange Commission since January 1, 2004, and its compliance with the Sarbanes-Oxley Act of 2002 and other matters with respect to its internal controls and procedures;

•	absence of certain changes since December 31, 2005 to the assets being transferred;

•	absence of dividends, stock splits, combinations or reclassifications of capital stock, certain employee-related events, changes in financial or tax accounting methods, tax elections or any licensing or other agreement with regard to material intellectual property or rights thereto related to us since December 31, 2005;

•	title to the assets being transferred;

•	environmental matters;

•	certain of our contracts;

•	any material adverse changes in our business relationship with certain of our customers;

•	the absence of pending and threatened litigation involving either Spatializer or Desper Products;

•	our compliance with applicable laws, judgments, and permits;

•	employee benefit plans;

•	tax matters with respect to Spatializer;

•	our intellectual property;

•	our engagement of, and payment of fees to, brokers, investment bankers, and financial advisors, and fees payable by us to other advisors in connection with the transaction contemplated by the Asset Purchase Agreement;

•	solvency; and

•	accuracy of information supplied by us in connection with this proxy statement.

DTS and DTS BVI made certain representations and warranties in the Asset Purchase Agreement relating to, among other things:

•	its corporate organization and similar corporate matters;

•	authorization, execution, delivery, performance, and enforceability of, and required consents, approvals, orders, and authorizations of, and notices to, governmental authorities and third parties relating to, the Asset Purchase Agreement and related matters;

•	its engagement of brokers, investment bankers or financial advisors; and

•	accuracy of information supplied by DTS and DTS BVI in connection with this proxy statement.
     Covenants of Spatializer and Desper Products
     Each of Spatializer and Desper Products has agreed to a number of covenants that it must comply with between the date of the Asset Purchase Agreement and the date of the closing of the asset sale or the termination of the Asset Purchase Agreement. Those covenants include, without limitation, the following:
•	neither Spatializer nor Desper Products will (i) modify, amend or terminate any of its material contracts or waive, release or assign any material rights or claims, (ii) enter into, terminate or amend any material contract, (iii) incur any material liability, (iv) permit the assets to be sold to become subject to any encumbrance or (v) sell, transfer, lease, license or otherwise dispose of any of those assets or our intellectual property;

•	neither Spatializer nor Desper Products will adopt a plan of complete or partial liquidation or dissolution. However, Spatializer may adopt a plan of dissolution in accordance with the Delaware General Corporation Law (“DGCL”) if and only if (x) such plan provides for the consummation of the asset sale transaction in accordance with the terms of the Asset Purchase Agreement; (y) such plan is adopted in accordance with the DGCL; and (z) Spatializer does not adopt a plan of distribution or make any distribution on or prior to the 213th day after the date of the closing of the asset sale transaction;

•	neither Spatializer nor Desper Products will adopt a plan of complete or partial merger, consolidation, restructuring, recapitalization or other reorganization; provided, that Spatializer may adopt a plan of merger for the sole purpose of the sale of Spatializer as a corporate shell and without any of the assets to be sold to DTS and DTS BVI, provided such plan includes the consummation of the transactions in accordance with the terms of the Asset Purchase Agreement and Spatializer demonstrates that such plan will not delay either the solicitation of proxies in favor of, nor the consummation, of the transactions contemplated by the Asset Purchase Agreement;

•	each of Spatializer and Desper Products will file, on a timely basis, with appropriate taxing authorities all tax returns required to be filed by it prior to the closing date and timely pay all taxes related thereto;

•	neither Spatializer nor Desper Products will take, or agree to or commit to take, any action that would or is reasonably likely to result in any of the conditions to the closing set forth in the agreement not being satisfied, or would make any representation or warranty of either Spatializer or Desper Products contained in the Asset Purchase Agreement inaccurate in any respect at, or as of any time prior to, the closing date, or that would materially impair the ability of DTS, DTS BVI, Spatializer or Desper Products to consummate the closing in accordance with the terms of the Asset Purchase Agreement or materially delay the consummation of the transactions contemplated by the Asset Purchase Agreement; and

•	neither Spatializer nor Desper Products will enter into any agreement, contract, commitment or arrangement to do any of the foregoing, or authorize, recommend, propose or announce an intention to do, any of the foregoing.
     No Solicitation
     Each of Spatializer and Desper Products agreed that neither it nor any affiliate of it would, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any person or group (other than DTS or any of its affiliates or representatives) concerning any acquisition proposal. Furthermore, Spatializer agreed not to approve or recommend, or propose to approve or recommend any acquisition proposal, or enter into any agreement with respect to any acquisition proposal. Upon execution of the Asset Purchase Agreement, Spatializer, Desper Products and their representatives were required to immediately cease any existing activities, discussions or negotiations with any parties conducted with respect to any of the foregoing and to request or demand the return of all documents, analyses, financial statements, projections, descriptions and other data previously furnished to others in connection with efforts to sell the assets to be sold to DTS and DTS BVI. Spatializer must immediately notify DTS of the existence of any proposal or inquiry received by Spatializer, Desper Products or their representatives. Additionally, Spatializer is required to immediately communicate to DTS the terms of any proposal or inquiry which may be received (and provide to DTS copies of any written materials received by Spatializer in connection with such proposal, discussion, negotiation or inquiry) and the identity of the party making such proposal or inquiry.
     Neither the Board of Directors of Spatializer nor Desper Products is permitted to (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to DTS and DTS BVI, the approval by its Board of Directors of the Asset Purchase Agreement or the transactions contemplated thereby or the recommendation to the stockholders of Spatializer, (ii) approve or recommend or propose to approve or recommend, any acquisition proposal or (iii) authorize Spatializer or Desper Products to enter into any agreement (other than pursuant to the Asset Purchase Agreement) with respect to any acquisition proposal.
     However, Spatializer may engage in discussions with third parties for the sole purpose of the sale of Spatializer as a corporate shell and without any of the assets to be sold to DTS or DTS BVI provided the terms would include the consummation of the asset sale transaction in accordance with the terms of the Asset Purchase Agreement and Spatializer demonstrates that such transaction will not delay either the solicitation of proxies in favor of the transactions, or the consummation of the transactions, contemplated in the Asset Purchase Agreement.
     Conditions to Closing
     The Asset Purchase Agreement contains a number of conditions to the obligations of the parties to consummate the asset sale transaction. Neither party is obligated to close if the approval of the stockholders of Spatializer is not obtained at the Special Meeting or any postponement, adjournment or continuation thereof.
     Neither DTS nor DTS BVI will be required to purchase the assets of Spatializer or Desper Products pursuant to the Asset Purchase Agreement under certain specified circumstances. For example, DTS and DTS BVI will not be required to purchase the assets of Spatializer or Desper Products if there is any threatened or pending suit, action or proceeding by any governmental entity affecting DTS’s or DTS BVI’s ability to exploit the assets proposed to be sold or seeking to preclude consummation of the asset sale transaction. Furthermore, Spatializer and Desper Products must have obtained all consents and approvals of any person necessary to the consummation of the closing. If any material adverse change (or any development that, insofar as reasonably can be foreseen, is reasonably likely to result in any material adverse change) in the consolidated financial condition, businesses, results of operations or prospects of Spatializer and Desper Products taken as a whole or on DTS’s or DTS BVI’s ability to exploit the assets proposed to be sold has occurred, DTS and DTS BVI will have the right not to consummate the asset sale transaction. All of the representations and warranties of Spatializer set forth in the Asset Purchase Agreement that are qualified as to materiality must be true and complete in all respects and any such representations and warranties that are not so qualified must be true and complete in all material respects, in each case as of the date of the Asset Purchase Agreement and as of the closing date. Additionally, neither Spatializer nor Desper Products shall have failed to perform in any material respect any material obligation or to comply in any material respect with any of its respective agreement or covenant to be performed or complied with by it under the Asset Purchase Agreement. As the foregoing conditions are for the sole benefit of DTS and DTS BVI, DTS may waive, in whole or in part, any of those conditions at any time and from time to time in its sole discretion.
     The obligations of Spatializer to consummate the sale of its assets pursuant to the Asset Purchase Agreement are also subject to the satisfaction on or prior to the closing date of certain conditions, including that all of the representations and warranties of DTS and DTS BVI set forth in the Asset Purchase Agreement that are qualified as to materiality are true and complete in all respects and any such representations and warranties that are not so qualified will be true and complete in all material respects, in each case as of the date of the Asset Purchase Agreement and as of the closing date and neither DTS nor DTS BVI shall have failed to perform in any material respect any material obligation or to comply in any material respect with any agreement or covenant to be performed or complied with by it under the Asset Purchase Agreement.
     No federal or state regulatory approval is required in order to consummate the asset sale transaction.
     Termination of Agreement
     The asset sale transaction may be terminated or abandoned at any time prior to the closing date:
•	By the mutual written consent of Spatializer and DTS.

•	By either Spatializer or DTS if any governmental entity issues a final and non-appealable order, decree or ruling or takes any other action which permanently restrains, enjoins or otherwise prohibits the asset sale transaction.

•	By Spatializer or DTS if the other has breached in any material respect any of its respective representations, warranties, covenants or other agreements contained in the Asset Purchase Agreement, which breach cannot be or has not been cured within 30 days after written notice of such breach.

•	By Spatializer or DTS on or after June 30, 2007, if the closing has not occurred by that date and if the failure of the closing to occur is not the result of a breach of a representation, warranty or covenant by the party desiring to terminate the Asset Purchase Agreement.
     If the Asset Purchase Agreement is terminated after the Special Meeting and stockholder approval is not obtained at the Special Meeting, Spatializer is required to reimburse DTS for all out-of-pocket expenses incurred by DTS in connection with the asset sale transaction. However, if Spatializer uses its best efforts to secure stockholder approval, it will not be responsible for reimbursing those expenses.

     Indemnification
     Spatializer and Desper Products are required to jointly and severally indemnify, defend and hold harmless DTS and DTS BVI and certain affiliates thereof from and against and in respect of losses:
•	that arise out of any breach by Spatializer or Desper Products of its representations and warranties contained in or made pursuant to the Asset Purchase Agreement provided any claim for such losses is brought within 183 days of the closing;

•	that arise out of any breach by Spatializer or Desper Products of its covenants or agreements contained in or made pursuant to the Asset Purchase Agreement;

•	related to liabilities not agreed to be assumed by DTS and DTS BVI; and

•	that arise from the failure to obtain any required consent with respect to the assignment of the contracts to be assumed by DTS and DTS BVI in connection with the asset sale transaction.
     Neither Spatializer nor Desper Products will be liable for any losses resulting from a breach of its responsibilities or warranties described above unless and until the amount of those losses exceeds $50,000. Once such losses exceed $50,000 Spatializer will be responsible for any amounts in excess of $15,000. Certain covenants of Spatializer and Desper Products terminate on the 275th day following the closing.
     Brokers
     Spatializer engaged the services of SEG to assist it in locating a potential buyer for Spatializer. At the closing, Spatializer will be required to pay SEG (or its affiliates) the sum of $250,000 in cash for its services.
     Neither DTS nor DTS BVI engaged the services of any broker or finder in connection with the transactions contemplated by the Asset Purchase Agreement.
     Transfer Taxes
     DTS will pay for transfer taxes incurred with respect to the transfer by Spatializer to DTS and DTS BVI of tangible personal property having a fair market value of up to $20,000. To the extent that such taxes are paid by Spatializer, DTS will reimburse Spatializer for such transfer taxes within ten business days of DTS’s receipt of notice and proof of payment from Spatializer.
     Joint and Several Liability
     DTS has agreed to be jointly and severally liable for any obligations of DTS BVI under the Asset Purchase Agreement, any agreement signed by DTS BVI at the closing of the asset sale transaction.
     Vote Required
     The approval of the sale of assets of Spatializer requires the affirmative vote of a majority of the outstanding shares of common stock at the close of business on the record date for the Special Meeting.
     THE BOARD OF DIRECTORS OF SPATIALIZER HAS DEEMED THE SALE OF ASSETS OF SPATIALIZER AND DESPER PRODUCTS TO BE IN THE BEST INTERESTS OF THE STOCKHOLDERS OF SPATIALIZER AND ADVISABLE AND UNANIMOUSLY

RECOMMENDS THAT YOU VOTE “FOR” THE SALE OF ASSETS TO DTS AND DTS BVI PURSUANT TO THE ASSET PURCHASE AGREEMENT.

PROPOSAL NO. 2
AMENDMENT OF SPATIALIZER’S
CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK
     General
     On April 25, 2007, Spatializer consummated the sale of 16,236,615 shares of our common stock, which constituted the remaining balance of shares which were authorized but unissued, to three investors, Jay A. Gottlieb, Greggory Schneider and Helaine Kaplan (collectively, the “Investors”) for an aggregate purchase price of $162,366.15 pursuant to a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) among Spatializer and the Investors. In the event the transactions contemplated pursuant to the Asset Purchase Agreement are consummated, Spatializer will receive additional consideration in the amount of $259,786. Pursuant to the Stock Purchase Agreement, Spatializer agreed to file a proxy statement with the Securities and Exchange Commission to approve an amendment to Spatializer’s certificate of incorporation to provide for an increase in the authorized number of common stock to 300,000,000 from 65,000,000 and a reverse stock split with a ratio of between one-for-five to one-for-fifty, the exact ratio to be determined by the Board of Directors.
     Spatializer has also agreed not to issue any additional shares of common stock of Spatializer for a period commencing on the closing of the Stock Purchase Agreement and ending 275 days after the closing of the transactions contemplated under that certain Asset Purchase Agreement. Spatializer has further agreed not to make any distributions or dividends to the stockholders of Spatializer during the same period. If the closing of the transactions contemplated under the Asset Purchase Agreement occurs, within ten days after the end of this 275 day period, the Board of Directors has agreed to pay certain of Spatializer’s liabilities, provide for $100,000 in working capital for Spatializer and declare a distribution or dividend to the stockholders of any remaining funds if permitted under Delaware law.
     Additionally, Spatializer has agreed to take corporate action as reasonably required to ensure that the directors constituting the Board of Directors is set at three. After the closing of the transactions contemplated by the Asset Purchase Agreement, Spatializer shall take such corporate action as may be reasonably required to appoint Mr. Gottlieb or his designee to the Board of Directors. Furthermore, the Investors agree to take such action as may reasonably be required to elect Henry R. Mandell or his designee and one additional designee of Mr. Mandell as directors of the Company from the period commencing from April 25, 2007, the closing date of the Stock Purchase Agreement, to the earlier of the termination of the Asset Purchase Agreement or the distribution of any funds of Spatializer received from the Asset Purchase Agreement (the “Closing Period”). Upon termination of the Closing Period, Mr. Mandell and/or his designees shall resign as members of the Board of Directors.
     After the Closing Period, Mr. Gottlieb will likely be the sole member serving on the Board of Directors. Several of the Investors’ have filed their respective Schedules 13D with the Securities and Exchange Commission. Based on review of such filings, it appears that at least one of the Investors is in favor of the proposals to increase the authorized common stock and the reverse stock split in order to later help facilitate a reverse public merger with an operating company or similar extraordinary transaction. Spatializer believes that this may allow Spatializer to continue as an operating company in the event that the sale of the assets is consummated. No formal agreement, however, has been made nor at this time is any such transaction contemplated. There can be no assurance that the Investors’ will enter into any such transaction or that if the Investors’ were to enter into such transaction that it would be successful.
     Pursuant to the Stock Purchase Agreement, the Board of Directors has adopted a resolution approving an amendment to Spatializer’s Certificate of Incorporation to increase the number of shares of common stock that Spatializer is authorized to issue from 65,000,000 shares to 300,000,000 shares. Giving effect to the amendment the total authorized capital stock would be 301,000,000 shares which would consist of 300,000,000 of common stock and 1,000,000 shares of preferred stock. The Board of Directors directed that this proposed amendment be considered by the stockholders at the Special Meeting. The Board of Directors believes this capital structure more appropriately reflects the present and future needs of Spatializer. Spatializer issued all of its remaining authorized and unissued common stock to three investors on April 25, 2007. The authorization of an additional 235,000,000 shares of common stock would give the Board of Directors the express authority, without further action of the stockholders, to issue such shares of common stock from time to time as the Board of Directors deems necessary. A copy of the text of this proposed amendment to the Certificate of Incorporation of Spatializer is set forth in full as Annex B attached to this Proxy Statement and is hereby incorporated herein by this reference; provided, however, that the text of the amendment is subject to change as may be required by the Secretary of State of the State of Delaware.
     Purposes of the Amendment to Increase the Authorized Number of Shares of Common Stock
     The proposed increase in the authorized number of shares of common stock will allow Spatializer to reserve an additional number of shares sufficient to provide flexibility for the future. In particular, Spatializer may decide to acquire other businesses or change the business strategy. In addition, the additional authorized shares may be used in the future for any other proper corporate purpose approved by the Board of Directors, including corporate mergers or acquisitions, stock dividends or splits, or other corporate purposes. By having additional shares readily available for issuance, Spatializer will be able to act expeditiously without spending the time and incurring the expense of soliciting proxies and holding special meetings of stockholders. At present, Spatializer has no plans, agreements or understandings for the issuance of additional shares of capital stock or options therefore no further action or authorization by the stockholders would be necessary prior to the issuance of additional shares unless applicable laws or regulations require such approval.
     The Board of Directors believes the increase in the authorized shares is necessary to provide Spatializer with the flexibility to act in the future with respect to financings, acquisitions and other corporate purposes without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares may arise.
     Possible Effects of the Amendment

     Increasing the number of authorized shares of common stock will not have any immediate effect on the rights of current stockholders. If the Board of Directors determines that an issuance of shares of Spatializer’s common stock is in the best interests of Spatializer and its stockholders, the issuance of additional shares could have the effect of diluting the earnings per share or the book value per share of the outstanding shares of common stock. To the extent that any additional authorized shares of common stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means, current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership thereof. However, the increase in the number of authorized shares of common stock, when and if issued, will not in any way change the inherent rights of existing or future common stockholders. If and when issued, each share of additional authorized common stock will continue to entitle the holder to one vote per share on matters to be voted upon by the stockholders, and entitle the holder to receive dividends from available funds, if and when declared by our Board of Directors, and entitle the holder to share ratably in assets legally available for distribution to shareholders in the event of our liquidation, dissolution or winding up of operations. Additionally, it will not entitle the holder to any cumulative voting, cumulative dividends, preemptive, subscription or redemption rights. Spatializer has not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but Spatializer would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of Spatializer. For example, without further stockholder approval, the Board of Directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Stockholders should be aware that approval of this proposal could facilitate future efforts by Spatializer to oppose changes in control of Spatializer and perpetuate Spatializer’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Company could also use the additional shares of common stock for potential strategic transactions including acquisitions, strategic partnerships, and joint ventures, although Spatializer has no present plans to do so. Spatializer cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect Spatializer’s business or the trading price of the common stock. Any such transactions may require Spatializer to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect Spatializer’s business and financial results.
     Vote Required
     The approval of the amendment of the Certificate of Incorporation increasing the authorized number of shares of common stock requires the affirmative vote of a majority of the outstanding shares of common stock at the close of business on the record date for the Special Meeting.
THE BOARD OF DIRECTORS OF SPATIALIZER HAS DEEMED THE PROPOSED AMENDMENT OF SPATIALIZER’S CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK IS IN THE BEST INTEREST OF SPATIALIZER AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT OF SPATIALIZER’S CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL NO. 3
AUTHORIZATION OF THE BOARD OF DIRECTORS TO
EFFECT A REVERSE STOCK SPLIT
IN A RANGE FROM
ONE-FOR-FIVE TO ONE-FOR-FIFTY
     General
     Spatializer’s stockholders are being asked to authorize the Board of Directors, in its discretion, to effect a reverse stock split of Spatializer’s common stock at a specific ratio, ranging from one-for-five to one-for-fifty, to be determined by the Board of Directors within a twelve month period from the date of the Special Meeting.
     An amendment of Spatializer’s Certificate of Incorporation will be required to effect such reverse stock split. The complete text of the form of an amendment to the Certificate of Incorporation for the reverse stock split is set forth in Annex C to this Proxy Statement; provided, however, that such text is subject to amendment to include such changes as may be required by the Secretary of State of the State of Delaware. If Proposal No. 3 is approved by the requisite vote of Spatializer’s stockholders, then the Board of Directors will have the authority, for the twelve month period following the date of the Special Meeting, to determine the specific ratio of a reverse stock split within the range described herein and to effect the reverse stock split of the Spatializer’s common stock in such specific ratio. To effectuate the reverse stock split, Spatializer would fill in the specific ratio of the stock split in the attached amendment to the Certificate of Incorporation and file the amendment with the Secretary of State of the State of Delaware. Such reverse stock split will be effective as of the date and time of the filing. Each share of common stock issued and outstanding immediately prior to effective time of the reverse stock split (the “Old Common Stock”), will be, automatically and without any action on the part of the stockholders, converted into and reconstituted into a fraction of a share of the Spatializer’s Common Stock (the “New Common Stock”) represented by the specific ratio approved by the Board of Directors. However, no fractional shares of common stock will be issued as a result of the reverse stock split. In lieu of any such fractional share interest, each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock would receive cash in lieu of such fractional share of New Common Stock in an amount equal to the product obtained by multiplying (a) the average of the high-bid and low-asked per share prices of the Old Common Stock as reported on the OTC Bulletin Board on the effective date of the reverse stock split (adjusted if necessary to reflect the per share price of the Old Common Stock without giving effect to the reverse stock split) by (b) the number of shares of Old Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest. For example, if the Board of Directors authorizes a reverse stock split in the ratio of one-for-fifty, then, upon the date and the time of the filing of the amendment to the Certificate of Incorporation to effect such stock split, each share of the Old Common Stock will be converted into and reconstituted as 1/50th of a share of the Spatializer’s New Common Stock. No fractional shares would be issued in connection therewith. As a result, any stockholder who held less than fifty shares of the Old Common Stock would no longer have any stock interest in Spatializer after the one-for-fifty reverse stock split but instead would receive cash for such stockholder’s fractional interest, the amount of which would be determined in the manner described above.
     Shortly after the effective date of the reverse stock split, stockholders will be asked to surrender certificates representing shares of Old Common Stock in accordance with the procedures set forth in a letter of transmittal to be sent by Spatializer. Upon such surrender, a certificate representing the number of shares of New Common Stock each such stockholder is deemed to own (after giving effect to the specific reverse stock split) will be issued and forwarded to the stockholder (and cash in lieu of any fractional share interest). However, pending surrender, each certificate representing shares of Old Common Stock will continue to be valid but will represent the number of shares of New Common Stock (and cash in lieu of fractional shares of Old Common Stock, as described above) that such stockholder is deemed to own after giving effect to the reverse stock split. STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL LETTER.
     The reverse stock split will be effected only upon determination by the Board of Directors that the reverse stock split (with an exchange ratio determined by the Board of Directors as described herein) is in the best interest of Spatializer and its stockholders. The Board of Directors may not proceed or may abandon the reverse stock split if the Board of Directors determines it is not in the best interest of Spatializer and its stockholders.
Purposes of the Proposed Reverse Stock Splitt
     Pursuant to the Stock Purchase Agreement, as more fully described in Proposal No. 2, Spatializer has agreed to file a proxy statement to effect a reverse stock split. As of the record date, Spatializer had outstanding 65,000,000 shares of common stock and the stock price in the over-the-counter market on that date (based on the average of the high-bid and low-asked per share price of the common stock as reported on the ___on that date) was $0.___per share, resulting in a market capitalization of approximately $___. The Board of Directors has determined that Spatializer has a relatively high number of shares outstanding given Spatializer’s market capitalization. Additionally, if the Board of Directors were to effect a reverse stock split, Spatializer will decrease the number of shares outstanding, which may result in a proportionate increase in the price of Spatializer’s common stock.
     The Board of Directors also believes that a reverse stock split would facilitate the completion of certain corporate governance matters. Spatializer has a large number of stockholders owning a small number of shares of our common stock. Due to the current low price of our common stock and the fact that a large number of stockholders own a small number of shares, it has become increasingly difficult to address certain corporate governance matters that require a majority vote of outstanding common stock.
     There can be no assurance that any or all of the effects described in this Proxy Statement will occur, including, without limitation, that the market price per share of New Common Stock after a reverse stock split will be equal to the applicable multiple of the market price per share of Old Common Stock before a reverse stock split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the common stock will be improved. Stockholders should note that the Board of Directors cannot predict what effect any specific reverse stock split will have on the market price of the common stock.
     If the stockholders approve Proposal No. 3, the Board of Directors would effect a reverse stock split only upon the Board of Director’s determination that a reverse stock split would be in the best interests of Spatializer and its stockholders at that time. If the Board of Directors were to effect a reverse stock split, the Board of Directors would set the timing for such reverse stock split and select the specific ratio within the range set forth herein. No further action on the part of stockholders will be required to either implement or abandon a reverse stock split. If stockholders approve Proposal No. 3, and the Board of Directors determines to implement a reverse stock split, Spatializer would communicate to the public, prior to the effective date of such reverse stock split, additional details regarding the reverse stock split, including the specific ratio the Board of Directors has selected. If the Board of Directors does not implement the reverse stock split within twelve months from the Special Meeting, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Directors reserves its right to elect not to proceed, or may abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is not in the best interests of Spatializer and its stockholders.

     Spatializer does not intend to effectuate any reverse stock split before the distribution, if any, is paid to the stockholders as described under Proposal No. 1 above.
     Principal Effects of a Reverse Stock Split
     Contingent upon stockholder and Board of Directors approval, the reverse stock split will be effected by filing with the Secretary of State of the State of Delaware an amendment to Spatializer’s Certificate of Incorporation in substantially the form of Annex C attached hereto, setting forth therein the specific ratio approved by the Board of Directors. The amendment and the reverse stock split will be effective immediately upon such filing.
     Without any further action on the part of Spatializer or the stockholders, after the filing of an amendment to Spatializer’s Certificate of Incorporation effecting the approved reverse stock split, the shares of Old Common Stock will be converted into and reconstituted into the appropriate number of shares of New Common Stock resulting from the approved reverse stock split (and, where applicable, cash in lieu of any fractional shares, as described elsewhere in this Proxy Statement). Each stockholder will own fewer shares of our common stock following a reverse stock split. However, a reverse stock split will affect all of the holders of our common stock uniformly and will not disproportionately affect any stockholder’s percentage ownership of Spatializer except to the extent that the reverse stock split results in fractional shares. As a result of paying cash in lieu of fractional shares resulting from a reverse stock split, a number of stockholders (those holding fewer shares than the ratio of the approved reverse stock split) will be eliminated as stockholders of Spatializer. Because such transaction would be automatic and effective as to all shares outstanding prior to the reverse stock split, stockholders who otherwise may wish to retain their existing equity interest in Spatializer would be adversely affected. For example, if the Board of Directors authorizes a reverse stock split in the ratio of one-for-fifty, then, upon the date and the time of the filing of the amendment to the Certificate of Incorporation to effect such stock split, each share of the Old Common Stock will be converted into and reconstituted as 1/50th of a share of the Spatializer’s New Common Stock. No fractional shares would be issued in connection therewith. As a result, any stockholder who held less than fifty shares of the Old Common Stock would no longer have any stock interest in Spatializer after the one-for-fifty reverse stock split but instead would receive cash for such stockholder’s fractional interest, the amount of which would be determined in the manner described below. Shares of common stock no longer outstanding as a result of the fractional share settlement procedure will be returned to authorized but unissued shares of Spatializer.
     There will be no material differences between the rights of the holders of the shares of common stock outstanding prior to the reverse stock split and those outstanding after the reverse stock split is effected (other than those arising from the fractional share settlement) as all stockholders are affected uniformly in such a reverse stock split.
     All outstanding options to purchase shares of common stock would be adjusted as a result of any reverse stock split, as required by the terms of those securities. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock option and equity incentive plans would be reduced proportionally based on the ratio of the reverse stock split.
     Consummation of a reverse stock split will not alter the number of authorized shares of common stock which will remain at 65,000,000 shares (or 300,000,000 shares if Proposal No. 2 is approved). As discussed above, proportionate voting rights and other rights of the holders of common stock will not be altered by a reverse stock split (other than as a result of the payment of cash in lieu of fractional shares, as described below, and other than the proportionate change in the number of shares of common stock into which outstanding options may be exercised).
     The following table illustrates the effects on Spatializer’s authorized, outstanding and available shares at a reverse stock split of one-for-five and one-for-fifty. Additionally, the table assumes the approval of Proposal No. 2 for the increase in Spatializer’s authorized common stock to 300,000,000. The table does not give effect to any adjustments for fractional shares on Spatializer’s authorized and outstanding shares of common stock.

	Prior to Reverse Stock	After 1-for-5 Reverse	After 1-for-50 Reverse
	Split	Stock Split	Stock Split
Authorized Shares	300,000,000	300,000,000	300,000,000
Outstanding Shares	65,000,000	13,000,000	1,300,000
Shares Available for Issuance	235,000,000	287,000,000	298,700,000
     No fractional shares of common stock will be issued as a result of the proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the average of the high-bid and low-asked per share price of the common stock as reported on the OTC bulletin board on the effective date of the reverse stock split by (ii) the number of shares of our common stock held by such stockholder that would otherwise have been exchanged for such fractional share interest.
     Stockholders should note that certain disadvantages may result from the adoption of the proposed reverse stock split. In the event Proposal No. 3 is approved by the stockholders and the Board of Directors approves a reverse stock split at a specific ratio, the number of outstanding shares of common stock would be decreased as a result of the reverse stock split, but the number of authorized shares of common stock would not be so decreased. Spatializer would therefore have the authority to issue a greater number of shares of common stock following the reverse stock split without the need to obtain stockholder approval to authorize additional shares. Any such additional issuance may have the effect of significantly reducing the interest of the existing stockholders of Spatializer with respect to earnings per share, liquidation value and book and market value per share. Although Spatializer believes that the availability of such additional shares would provide Spatializer with the flexibility to meet business needs as they may arise and to take quickly advantage of favorable opportunities, there are no current plans to use such additional shares.
     This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Nevertheless, the additional shares of common stock that would become available for issuance if a reverse stock split is effected could also be used by Spatializer’s management to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board of Directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. The Board of Directors is not aware of any pending takeover or other transactions that would result in a change in control of Spatializer, and the proposal was not adopted to thwart any such efforts.
     The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) and, as a result, Spatializer is subject to the periodic reporting and other requirements of the Exchange Act. No reverse stock split that would be permitted to be effected by approval of Proposal No. 3 is anticipated to effect the registration of the Common Stock under the Exchange Act. After the effective date of the reverse stock split, trades of the New Common Stock will continue to be reported on the OTC electronic “Bulletin Board” under the Spatializer’s symbol “SPAZ.OB”. No reverse stock split that would be permitted to be effected by approval of Proposal No. 3 is anticipated to result in a “Rule 13e-3 transaction” as defined under the Exchange Act.
     Accounting Matters
     The par value per share of our common stock would remain unchanged at $0.01 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of our common stock outstanding. Spatializer does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.
     No Dissenters Rights
     In connection with the approval of the reverse stock split, stockholders of Spatializer will not have a right to dissent and obtain payment for their shares under Delaware law or Spatializer’s Certificate of Incorporation or bylaws.
     Material Federal Income Tax Consequences of the Proposed Reverse Stock Split
     The following discussion sets forth the material U.S. federal income tax consequences that management believes will apply with respect to Spatializer and the holders of Spatializer’s common stock who are United States holders (as previously defined in the section entitled “Material Federal Income Tax Consequences”) as a result of the proposed reverse stock split. For purposes of this tax discussion, all references to Spatializer means Spatializer and Desper Products on a consolidated basis. This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described in this proxy statement will remain unchanged at the time of such reverse stock split.
     This discussion is for general information only and may not address all tax considerations that may be significant to a holder of our common stock. This discussion has no binding effect on the Internal Revenue Service or the courts. Spatializer has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed reverse stock split. This discussion does not address the tax consequences of transactions effectuated prior to or after any approved reverse stock split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. Furthermore, no foreign, state or local tax considerations are addressed herein. This discussion is a summary only and each stockholder is urged to consult with his, her or its own tax advisors as to the tax effects of a reverse stock split to him, her or it.
     If any of the anticipated tax consequences described herein prove to be incorrect, the result could be an increased tax liability at the corporate and/or stockholder level.
     Spatializer believes that the proposed reverse stock split, if effectuated, will have the following federal income tax effects:
     1. A stockholder will not recognize gain or loss on the exchange of Old Common Stock for New Common Stock resulting from the reverse stock split. In the aggregate, a stockholder’s basis in his, her or its shares of such New Common Stock will equal his, her or its basis in the shares of Old Common Stock exchanged therefor (provided that such basis of such New Common Stock will be reduced by the basis of the shares of Old Common Stock for which the stockholder received cash in lieu of a fractional share of New Common Stock, but only if such stockholder was treated for tax purposes as though such stockholder sold the fractional share for cash and the cash was not taxed as a dividend. (Please see discussion of the tax treatment of cash in lieu of fractional shares in paragraph 4 below.)
     2. In the aggregate, a stockholder’s holding period for tax purposes for his, her or its shares of New Common Stock will be the same as the holding period for tax purposes of the shares of Old Common Stock exchanged therefor.
     3. Spatializer will not recognize any gain or loss as a result of the reverse stock split (regardless of the ratio selected). The reverse stock split will constitute a tax-free reorganization under Section 368(a)(1)(E) of the Code or will otherwise qualify for general non-recognition treatment.
     4. Cash received by a stockholder from Spatializer in lieu of a fractional share of New Common Stock will be taxable to the stockholder. The tax treatment of such cash will depend on whether (i) a stockholder no longer has any stock interest in Spatializer after the reverse stock split (which would be the case if a stockholder receives cash for such stockholder’s entire interest in Spatializer)(a “complete redemption”), or (ii) a stockholder owns shares of New Common Stock after the reverse stock split (which would be the case if a stockholder receives cash for only the fractional share portion of such stockholder’s interest in Spatializer)(a “partial redemption”).
     In the case of a complete redemption, a stockholder will be treated for tax purposes as though he, she or it sold the fractional share to Spatializer for cash, and will recognize gain or loss equal to the difference between the amount of cash received and the holder’s adjusted federal income tax basis in the fractional share. Such gain or loss will generally be a capital gain or loss.
     In the case of a partial redemption, a stockholder will be treated for tax purposes as though he, she or it sold the fractional share for cash only if such stockholder’s partial redemption either is “substantially disproportionate” or “not essentially equivalent to a dividend.” Whether a partial redemption is “substantially disproportionate” or “not essentially equivalent to a dividend” with respect to a stockholder will depend on the stockholder’s particular circumstances. In general, a partial redemption will be “substantially disproportionate” with respect to a stockholder if (1) the percentage of the outstanding voting stock of Spatializer actually and constructively owned by the stockholder immediately after the partial redemption is less than 80% of (2) the percentage of the outstanding voting stock of Spatializer that the stockholder is deemed actually and constructively to have owned immediately prior to the partial redemption. In order for a partial redemption to be “not essentially equivalent to a dividend,” the partial redemption must result in a “meaningful reduction” of the stockholder’s deemed percentage stock ownership of Spatializer. The Internal Revenue Service has indicated that a minority stockholder in a publicly traded corporation whose relative stock interest is minimal and who exercises no control with respect to corporate affairs will experience a “meaningful reduction” if that stockholder has any reduction in its percentage stock ownership. However, in applying the foregoing tests, a stockholder may, under the constructive ownership rules, be deemed to own stock that is owned by other persons or otherwise in addition to the stock actually owned by that stockholder. Because the constructive ownership rules are complex, each stockholder should consult his, her or its own tax advisor as to the applicability of these rules to a partial redemption by such stockholder. If a stockholder is treated for tax purposes as though he, she or it sold the fractional share for cash, such stockholder will recognize gain or loss equal to the difference between the amount of cash received and the holder’s adjusted federal income tax basis in the fractional share. Such gain or loss will generally be a capital gain or loss.
     If the partial redemption is neither “substantially disproportionate” nor “not essentially equivalent to a dividend,” then the cash received by a stockholder for a fractional share will be taxed as a dividend to the extent of Spatializer’s current and accumulated earnings and profits determined on a consolidated basis; any cash received by a stockholder in excess of Spatializer’s current and accumulated earnings and profits will reduce the stockholder’s adjusted tax basis in his, her or its shares of New Common Stock. If the cash so received has reduced a stockholder’s adjusted tax basis in such stockholder’s shares of New Common Stock to zero, any cash received in excess of basis will be taxed to the stockholder as capital gain.
     If a stockholder’s holding period for his, her or its shares of common stock of Spatializer is longer than one year as of the date of the distribution, the capital gain or loss will be taxed as long-term capital gain or loss, otherwise, it will constitute short-term capital gain or loss. Certain U.S. stockholders, including individuals, are eligible for preferential rates of tax in respect of long-term capital gains. If a stockholder acquired different blocks of common stock of Spatializer at different times and at different prices, the stockholder must determine his, her or its adjusted tax basis and holding period separately with respect to each block of common stock for purposes of calculating the amount of taxable gain and the applicable tax rate. Deduction of capital losses are subject to certain limitations.
     THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL OR TAX ADVICE TO ANY STOCKHOLDER. EACH STOCKHOLDER IS URGED TO CONSULT A TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT AND THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF ANY SHARES OF NEW COMMON STOCK AND/OR CASH RECEIVED AS A RESULT OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN LAWS AND CHANGES IN APPLICABLE TAX LAWS.
     Vote Required for Stockholder Approval of a Reverse Stock Split within a range from One-for-Five to One-for-Fifty.
     The approval of this Proposal No. 3 requires the affirmative vote of holders of our common stock holding at least or majority of the shares of any common stock outstanding at the close of business on the record date. Spatializer’s Certificate of Incorporation provides that in the event of any reclassification of securities (including any reverse stock split) (whether or not with or into or otherwise involving any interested stockholder, as defined therein) which in any such case has the effect, directly or indirectly, of increasing the proportionate share of any class or series of stock or securities convertible into stock of Spatializer or any subsidiary of Spatializer which is directly or indirectly owned by any interested stockholder such transaction shall not consummate without both the affirmative vote of the holders of at least 80% of the combined Voting Power, as defined therein, of the then outstanding shares of all classes and series of voting stock and the affirmative vote of a majority of the combined voting power of the then outstanding shares of all classes and series of voting stock held by disinterested stockholders. Spatializer’s Certificate of Incorporation, however, provides that such a super-majority vote is not required when the transaction is approved by a majority of the disinterested directors.
THE BOARD OF DIRECTORS OF SPATIALIZER HAS DEEMED THAT THE PROPOSED AUTHORIZATION FOR THE BOARD OF DIRECTORS TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT WITHIN A RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTY IS IN THE BEST INTEREST OF SPATIALIZER AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZATION FOR THE BOARD OF DIRECTORS TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT WITHIN A RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information (except as otherwise indicated by footnote) as to shares of common stock owned as of April 25, 2007 or which can be acquired within sixty days of April 25, 2007 by (i) each person known by management to beneficially own more than five percent (5%) of Spatializer’s outstanding common stock, (ii) each of Spatializer’s directors, and officers, (iii) all executive officers and directors as a group. On April 25, 2007 there were 65,000,000 shares of common stock outstanding.

	AMOUNT AND NATURE
	OF	PERCENT OF
NAME OF BENEFICIAL OWNER	BENEFICIAL OWNERSHIP	CLASS

Jay Gottlieb(1)(2)	13,605,615	20.9%

Greggory A. Schneider(1)(3)	6,497,500	10.0%

Carlo Civelli(1)(4)	5,763,780	8.6%

Henry R. Mandell(1)(4)	2,212,875	3.3%

All directors and executive officers as a group (2 persons)(1)(4)(5)	7,976,655	12.0%

(1)	The persons named in the table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2)	Based on the Schedule 13D filed by Mr. Gottlieb with the Securities and Exchange Commission on April 30, 2007. Mr. Gottlieb’s address is 27 Misty Brook Lane, New Fairfield, Connecticut 06812.

(3)	Based on the Schedule 13D filed by Mr. Schneider with the Securities and Exchange Commission on April 30, 2007. Mr. Schneider’s address is 10445 Wilshire Blvd., #1806, Los Angeles, California 90024.

(4)	Carlo Civelli controls Clarion Finanz AG, a non-reporting investment company. Holdings of Mr. Civelli and Clarion Finanz AG are combined, and include all shares of Spatializer held of record or beneficially by them, and all additional shares over which he either currently exercises full or partial control, without duplication through attribution. Includes 250,000 options to acquire common stock held by Mr. Civelli, all of which are vested and currently exercisable. Mr. Civelli’s address is Gerberstrasse 5 8023, Zurich, Switzerland.

(5)	Includes 1,500,000 options held by Mr. Mandell, all of which are vested and are exercisable at various prices from $0.05 to $0.30. This includes options granted on February 21, 2005, and exercisable at $0.10 per share, relating to the extension of Mr. Mandell’s employment agreement in 2005. The options have varying expiration dates of which the final such expiration date is February 21, 2010.

AVAILABLE INFORMATION AND FINANCIAL STATEMENTS
     Spatializer’s financial statements included in Spatializer’s Annual Report on Form 10K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission on March 29, 2007 are being mailed with this Proxy Statement as Annex D. If you do not receive your copy of the audited financial statements, or if you wish to receive other filings Spatializer has made with the Securities and Exchange Commission, please contact Spatializer, 2060 East Avenida de Los Arboles, #D190, Thousand Oaks, California 91362-1376, Attention: Henry R. Mandell. You may read and copy any materials Spatializer files with the Securities and Exchange Commission at the Securities and Exchange Commission’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. Spatializer’s public filings can also be found on the website of the Securities and Exchange Commission (www.sec.gov).
OTHER BUSINESS
     The Board of Directors does not know of any business to be presented at the Special Meeting other than the matters set forth above, but if other matters came before the Special Meeting, it is the intention of the proxies to vote in accordance with their best judgment on such matters.

DATED: _____ __, 2007	BY ORDER OF THE BOARD OF DIRECTORS

Henry R. Mandell
Chairman

ANNEX A
ASSET PURCHASE AGREEMENT

EXECUTION COPY

ASSET PURCHASE AGREEMENT
by and among
DTS, INC.,
DTS BVI LIMITED,
SPATIALIZER AUDIO LABORATORIES, INC.
and
DESPER PRODUCTS, INC.
dated as of
September 18, 2006

A-i

A-ii

Page(s)

Section 10.8	Enforcement; Venue	A-23
Section 10.9	Time of Essence	A-24
Section 10.10	Extension; Waiver	A-24
Section 10.11	Election of Remedies	A-24
Section 10.12	Assignment	A-24

EXHIBITS

Exhibit A	—	Form Of Assumption Agreement
Exhibit B	—	Purchase Price Allocation
Exhibit C	—	Form Of Bill Of Sale And Assignment
Exhibit D	—	Schedule Of Liens
Exhibit E	—	Assumed Contracts

A-iii

ASSET PURCHASE AGREEMENT

Asset Purchase Agreement, dated as of September 18, 2006, by and among DTS, Inc., a Delaware corporation (“Purchaser”), DTS BVI Limited, a corporation organized under the laws of the British Virgin Islands and a subsidiary of Purchaser (“Purchaser Subsidiary”), Spatializer Audio Laboratories, Inc., a Delaware corporation (“Seller”), and Desper Products, Inc., a California corporation which is a wholly owned subsidiary of Seller (“Seller Subsidiary”). Certain capitalized terms used in this Agreement have the meanings assigned to them in ARTICLE IX.

WHEREAS, the Boards of Directors of each of Purchaser, Purchaser Subsidiary, Seller and Seller Subsidiary has approved, and deems it advisable and in the best interests of its respective stockholders to consummate the acquisition of the Purchased Assets by Purchaser, which acquisition is to be effected by the sale of the Purchased Assets to Purchaser or Purchaser Subsidiary, as determined by Purchaser, by Seller and Seller Subsidiary, subject to only those liabilities expressly assumed by Purchaser or Purchaser Subsidiary pursuant hereto, and otherwise upon the terms and subject to the conditions set forth herein; and

WHEREAS, Purchaser and Purchaser Subsidiary intend to co-develop the Purchased Assets and allocate them among each of them such that all tangible Purchased Assets and all other domestic Purchased Assets be transferred to Purchaser and all foreign Purchased Assets be transferred to Purchaser Subsidiary, each at the Closing as contemplated hereby.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF ASSETS

Section 1.1  Sale and Transfer of Assets.  Subject to the terms and conditions of this Agreement, at the Closing Seller and Seller Subsidiary shall sell, convey, assign, transfer and deliver to Purchaser or Purchaser Subsidiary as specified by Purchaser the Purchased Assets, and Purchaser or Purchaser Subsidiary, as applicable, agrees to purchase and accept from Seller and Seller Subsidiary the Purchased Assets, free and clear of all Encumbrances, except for the Encumbrances specifically to be assumed by Purchaser or Purchaser Subsidiary pursuant to the Assumption Agreement in the form of Exhibit A hereto (the “Assumption Agreement”). The term “Purchased Assets” means all of Seller’s and Seller Subsidiary’s right, title and interest in and to all property and assets, real, personal or mixed, tangible or intangible, of every kind and description, wherever located, used in the conduct of the Business, and shall include but not be limited to:

(a) all Seller Intellectual Property;

(b) all Assumed Contracts;

(c) all accounts receivable and royalties originating from the Assumed Contracts, subject to Purchaser’s obligation pursuant to Section 5.14; and

(d) all records, reports and databases related to outbound licenses of Seller Intellectual Property;

provided, that, (x) cash and cash equivalents and (y) accounts receivable not originating from the Assumed Contracts are not Purchased Assets.

Section 1.2  Assumption of Liabilities.  Except for obligations specifically to be assumed by Purchaser or Purchaser Subsidiary pursuant to the Assumption Agreement, neither Purchaser nor Purchaser Subsidiary shall assume nor shall be deemed to have assumed or agreed to be responsible for any Liabilities of Seller, Seller Subsidiary or any of either of their Affiliates, whether or not arising out of the ownership and operation of the Purchased Assets or the Business. Upon the terms and subject to the conditions of this Agreement and the Assumption Agreement, Purchaser or Purchaser Subsidiary, as determined by Purchaser, shall assume on the Closing Date, effective as of the time of the Closing, and pay, perform and discharge when due all liabilities, obligations and commitments under the Assumed Contracts, to the extent arising or relating to performance by

Seller or Seller Subsidiary after the Closing Date, other than any Liabilities, arising due to any breach of any such Assumed Contract by Seller or Seller Subsidiary (collectively, the “Assumed Liabilities”).

Section 1.3  Excluded Liabilities.  Notwithstanding any provision in this Agreement, Purchaser or Purchaser Subsidiary, as applicable, is assuming only the Assumed Liabilities and is not assuming any other Liability of Seller, Seller Subsidiary or any of either of their Affiliates whether or not arising out of the ownership and operation of the Purchased Assets or the Business (all Liabilities of Seller, Seller Subsidiary and either of their Affiliates not expressly assumed by Purchaser or Purchaser Subsidiary shall be retained by Seller, Seller Subsidiary and their Affiliates and are referred to as the “Excluded Liabilities”). Without limiting the generality of the preceding sentence, the Excluded Liabilities include:

(a) all Liabilities relating to the operations of Seller or Seller Subsidiary or the Business, except as set forth in Section 1.2;

(b) all Liabilities related to any accounts payable or any indebtedness of Seller or Seller Subsidiary, except those Liabilities first arising after the Effective Time under the Assumed Contracts;

(c) all Liabilities relating to any products manufactured or licensed by Seller or Seller Subsidiary prior to the Effective Time, including warranty obligations and product liabilities and intellectual property indemnities irrespective of the legal theory asserted;

(d) all Liabilities related to any Assumed Contract that arise prior to the Effective Time;

(e) all Liabilities related to any Assumed Contract that arise subsequent to the Effective Time but that arise out of or relate to any breach that occurred prior to the Effective Time;

(f) all Liabilities with respect to Taxes relating to the Business, the Seller or Seller Subsidiary;

(g) subject to Purchaser’s limited obligation pursuant to Section 10.1, all Liabilities with respect to Taxes arising out of or relating to the sale of the Purchased Assets or assumption of the Assumed Liabilities;

(h) all Liabilities with respect to Taxes relating to the ownership or use of the Purchased Assets prior to the Effective Time;

(i) all Liabilities, obligations and commitments relating to any Environmental Claim;

(j) all Liabilities relating to any employee benefits or employee plans provided to any employee or consultant of Seller or Seller Subsidiary;

(k) all Liabilities relating to employment, severance or termination agreements with any employee or consultant of Seller or Seller Subsidiary;

(l) all Liabilities relating to any violation of law by Seller or Seller Subsidiary or any litigation against Seller or Seller Subsidiary; and

(m) all Liabilities relating to brokers fees or success fees with respect to the Transaction.

Section 1.4  The Purchase Price.  Subject to the terms and conditions of this Agreement, in consideration of the aforesaid sale, conveyance, assignment, transfer and delivery to Purchaser and Purchaser Subsidiary of the Purchased Assets, at the Closing Purchaser shall (i) pay or cause to be paid to Seller an amount of cash equal to One Million Dollars ($1,000,000) U.S. and (ii) Purchaser or Purchaser Subsidiary, as determined by Purchaser, shall assume the Assumed Liabilities.

Section 1.5  Allocation of Purchase Price; Tax Filings.  The Purchase Price shall be allocated among the Purchased Assets as set forth in Exhibit B hereto, which has been arrived at by arm’s length negotiation, in compliance with Section 1060 of the Code and the regulations promulgated thereunder. Each of Purchaser, Purchaser Subsidiary, Seller and Seller Subsidiary shall (i) timely file all forms (including Internal Revenue Service Form 8594) and Tax Returns required to be filed in connection with such allocation, (ii) be bound by such allocation for purposes of determining Taxes, (iii) prepare and file, and cause its Affiliates to prepare and file, its Tax Returns on a basis consistent with such allocation and (iv) take no position, and cause its Affiliates to take no position, inconsistent with such allocation on any applicable Tax Return, in any audit or proceeding before any taxing authority, in any report made for Tax, financial accounting or any other purposes, or otherwise. In the event that the Allocation set forth on Exhibit B hereto is disputed by any taxing authority, the party receiving notice of such dispute shall promptly notify the other party hereto concerning the existence and resolution of such dispute.

ARTICLE II

THE CLOSING

Section 2.1  The Closing.  The sale and transfer of the Purchased Assets by Seller and Seller Subsidiary to Purchaser and Purchaser Subsidiary shall take place at the offices of Purchaser, 5171 Clareton Drive, Agoura Hills, CA 91301, at 10:00 a.m., local time, on a day mutually agreed to by Seller and Purchaser which day shall be not later than ten Business Days following the satisfaction or waiver of all conditions to closing set forth in ARTICLE VI (other than conditions which can be satisfied only by the delivery of certificates, opinions or other documents at the Closing), unless another date or place is agreed in writing by each of the parties hereto.

Section 2.2  Deliveries by Seller and Seller Subsidiary.  At the Closing, Seller and Seller Subsidiary shall deliver or cause to be delivered to Purchaser and Purchaser Subsidiary:

(a) a duly executed Bill of Sale and Assignment in the form annexed hereto as Exhibit C;

(b) all documents of title and instruments of conveyance necessary to transfer and record beneficial and record ownership to Purchaser or Purchaser Subsidiary, as applicable, of all Purchased Assets;

(c) assignments of all Patents, Trademarks, trade names, domain names, ideas, assumed names and Copyrights and all applications and disclosures therefor and all other Intellectual Property included among the Purchased Assets;

(d) duly executed copies of all required consents;

(e) all documents containing or relating to “know-how” to be acquired by Purchaser or Purchaser Subsidiary pursuant hereto;

(f) all of the books, records and customer data and reports of Seller or Seller Subsidiary relating to the Purchased Assets;

(g) the officers’ certificate referred to in Section 6.2(c) hereof;

(h) all such other deeds, endorsements, assignments and other instruments as, in the opinion of Purchaser’s counsel, are necessary to vest in Purchaser or Purchaser Subsidiary, as applicable, good and marketable title to the Purchased Assets free and clear of all Encumbrances;

(i) evidence of the satisfaction of all obligations and release of all liens encumbering the Purchased Assets, including without limitation those items specified on Exhibit D hereto; and

(j) all other previously undelivered documents required to be delivered by Seller or Seller Subsidiary to Purchaser or Purchaser Subsidiary at or prior to the Closing in connection with the Transactions.

Seller and Seller Subsidiary shall take all actions reasonably requested by Purchaser to deliver physical possession of the Purchased Assets to Purchaser or Purchaser Subsidiary at the Closing at such location in southern California as is specified by Purchaser; provided, that, all out of pocket costs related to delivery of the Purchased Assets that are either arranged for by Purchaser, or arranged for by Seller with Purchaser’s written pre-approval, shall be paid or reimbursed, as applicable, by Purchaser.

Section 2.3  Deliveries by Purchaser.  At the Closing, Purchaser shall deliver or cause to be delivered to Seller:

(a) immediately available funds in the amount of One Million Dollars ($1,000,000) (U.S.);

(b) the Assumption Agreement, duly executed by Purchaser or Purchaser Subsidiary, as applicable;

(c) the officer’s certificate referred to in Section 6.3 hereof; and

(d) such other documents as are required to be delivered by Purchaser or Purchaser Subsidiary to Seller at or prior to the Closing pursuant to this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER AND SELLER SUBSIDIARY

Except as specifically set forth in the Disclosure Schedule prepared by Seller and delivered to Purchaser simultaneously with the execution hereof, each of Seller and Seller Subsidiary represent and warrant to Purchaser and Purchaser Subsidiary that all of the statements contained in this Article III are true and complete as of the date of this Agreement (or, if made as of a specified date, as of such date), and will be true and complete in all material respects (without giving effect to any materiality qualifier therein) as of the Closing Date as though made on the Closing Date. Each exception set forth in the Disclosure Schedule and each other response to this Agreement set forth in the Disclosure Schedule is identified by reference to, or has been grouped under a heading referring to, a specific individual section or subsection, as applicable, of this Agreement and, relates only to such section or subsection, as applicable and to another section or subsection of this Agreement only to the extent the applicability of such disclosure thereto is readily apparent.

Section 3.1  Authorization.  Each of Seller and Seller Subsidiary has full corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution, delivery and performance by Seller and Seller Subsidiary of this Agreement and the consummation by each of them of the Transactions have been duly authorized by Seller’s and Seller Subsidiary’s Boards of Directors and by the sole shareholder of Seller Subsidiary, and no other corporate action on the part of Seller or Seller Subsidiary is necessary to authorize the execution and delivery by Seller of this Agreement or the consummation by it of the Transactions, subject only to the approval of this Agreement and the Transactions (including without limitation the sale of the Purchased Assets) by the holders of a majority of the outstanding shares of Seller Common Stock (“Stockholder Approval”).

Section 3.2  Binding Agreement.  This Agreement has been duly executed and delivered by each of Seller and Seller Subsidiary and, assuming due and valid authorization, execution and delivery thereof by Purchaser, this Agreement is a valid and binding obligation of Seller and Seller Subsidiary enforceable against Seller and Seller Subsidiary in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

Section 3.3  Good Title Conveyed.  The bill of sale and the deeds, endorsements, assignments and other instruments to be executed and delivered by Seller and Seller Subsidiary to Purchaser and Purchaser Subsidiary at the Closing will be valid and binding obligations of Seller and Seller Subsidiary, enforceable in accordance with their respective terms, and will effectively vest in Purchaser or Purchaser Subsidiary, as applicable, good, valid and marketable title to all the assets to be transferred to Purchaser pursuant to and as contemplated by this Agreement free and clear of all Encumbrances, except Encumbrances to be assumed by Purchaser or Purchaser Subsidiary pursuant to the Assumption Agreement.

Section 3.4  Organization; Qualification of Seller.  Each of Seller and Seller Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has full corporate power and authority to carry on its business and to own those Purchased Assets to be transferred by it to Purchaser; and (iii) is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which the conduct of its business or the character of its assets requires such qualification, except where the failure to be so qualified or licensed as a foreign corporation could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Seller and Seller Subsidiary, taken as a whole, or on the Purchased Assets.

Section 3.5  Subsidiaries and Affiliates.  The Disclosure Schedule sets forth the name, jurisdiction of incorporation and authorized and outstanding capital of each Subsidiary of Seller. All the outstanding capital stock of each Subsidiary of Seller is owned directly by Seller, and there are no outstanding options, rights or agreements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of any such Subsidiary. Seller has heretofore delivered to Purchaser complete and correct copies of the certificate of incorporation and by-laws of Seller and Seller Subsidiary, as presently in effect.

Section 3.6  Consents and Approvals; No Violations.  Except for the filing with the SEC of (x) a proxy statement relating to the approval by the stockholders of Seller of the principal terms of this Agreement and the Transactions (the “Proxy Statement”) and (y) such reports under the Exchange Act as may be required in connection with this Agreement and the Transactions, none of the execution, delivery or performance of this Agreement by Seller or Seller Subsidiary, the consummation by Seller or Seller Subsidiary of the Transactions or compliance by Seller or Seller Subsidiary with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation, the by-laws or similar organizational documents of Seller or Seller Subsidiary, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity or other Person (including, without limitation, consents from parties to loans, contracts, leases, licenses and other agreements to which Seller or Seller Subsidiary is a party) other than documents to record record ownership of registered Seller Intellectual Property, (iii) require any consent, approval or notice under, or result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any agreement to which Seller or Seller Subsidiary is a party or by which the Purchased Assets are bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller, the Purchased Assets, Seller Subsidiary or any of their properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such violations, breaches or defaults could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Seller and Seller Subsidiary, taken as a whole, or on the Purchased Assets.

Section 3.7  SEC Reports and Financial Statements.

(a) Seller has filed, or furnished, as applicable, with the SEC all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 2004 (together with all exhibits and schedules thereto and all information incorporated therein by reference, the “Seller SEC Documents”). The Seller SEC Documents, as of their respective dates or, if amended, as of the date of the last such amendment, (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act, Securities Act and the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated under such acts and the applicable rules and regulations of the SEC thereunder. No Subsidiary of Seller is separately required to make any filings with the SEC.

(b) The consolidated financial statements of Seller included or incorporated by reference in the Seller SEC Documents complied in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act) and fairly presented the consolidated financial position of Seller and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not material in amount. Since January 1, 2004, there has been no material change in Seller’s accounting methods or principles that would be required to be disclosed in Seller’s financial statements in accordance with GAAP, except as required by applicable law and described in the notes to such financial statements. Except (a) as disclosed in such financial statements and (b) for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date that are immaterial in the aggregate, neither Seller nor Seller Subsidiary has any Liability that has, or could reasonably be expected to have, a material adverse effect on Seller and Seller Subsidiary, taken as a whole, or on Purchaser’s ability to exploit the Purchased Assets.

Section 3.8  Property Held by Others.  The Disclosure Schedule lists all property owned by Seller or Seller Subsidiary and included within the Purchased Assets which is not in the possession of Seller, if any, together, in each case, with the name, address and telephone number of each Person who holds such property.

Section 3.9  Absence of Certain Changes.  Since the Balance Sheet Date, neither Seller nor Seller Subsidiary has:

(a) permitted or allowed any of the Purchased Assets to be subjected to any Encumbrance;

(b) sold, transferred, licensed or otherwise disposed of any Purchased Asset; or permitted to lapse any rights to the use of any Seller Intellectual Property, or disposed of or disclosed to any Person other than representatives of Purchaser any trade secret, formula, process, know-how or other Intellectual Property not theretofore a matter of public knowledge; or

(c) agreed, whether in writing or otherwise, to take any action described in this section.

Section 3.10  Title to Properties; Encumbrances.  Each of Seller and Seller Subsidiary has good, valid and marketable title to all the Purchased Assets free and clear of all Encumbrances.

Section 3.11  Environmental Matters.  Each of Seller and Seller Subsidiary is in material compliance with all Environmental Laws. There is no Environmental Claim by any Person that is pending or, to the knowledge of Seller, threatened against Seller, or Seller Subsidiary, or against any Person whose liability for any Environmental Claim Seller or Seller Subsidiary has retained or assumed either contractually or by operation of law.

Section 3.12  Contracts and Commitments.

(a) The Disclosure Schedule sets forth each outbound license of Seller Intellectual Property. Except for the outbound licenses of Seller Intellectual Property specified in the Disclosure Schedule, neither Seller nor Seller Subsidiary has any agreements, contracts, commitments or restrictions which are material to the Business.

(b) Except as set forth in the Disclosure Schedule, neither Seller nor Seller Subsidiary has any outstanding contracts with agents, consultants, advisors, salesmen, sales representatives, distributors or dealers.

(c) Neither Seller nor Seller Subsidiary is in default under or in violation of, nor is there any valid basis for any claim of default under or violation of, any contract required to be set forth in the Disclosure Schedule pursuant to Section 3.12(a) or 3.12(b).

(d) Neither Seller nor Seller Subsidiary is restricted by agreement from carrying on its business anywhere in the world.

(e) Seller has provided Purchaser with a correct and complete copy of each contract identified in the Disclosure Schedules and all amendments thereto and waivers thereunder.

(f) Except for the contracts set forth in Section 3.12(a) of the Disclosure Schedule for which Seller has provided Purchaser a correct and complete copy (including all amendments thereto and waivers thereunder), no Person has been granted a royalty-free license to any Seller Intellectual Property.

(g) Except for the contracts set forth in Section 3.12(a) of the Disclosure Schedule for which Seller has provided Purchaser a correct and complete copy (including all amendments thereto and waivers thereunder), no outbound license of Seller Intellectual Property permits the licensee to sublicense or assign such license.

Section 3.13  Customers.  To Seller’s knowledge, there has not been any material adverse change in the business relationship of Seller or Seller Subsidiary with any customer who accounted for more than 5% of its consolidated sales for the year ended December 31, 2005.

Section 3.14  Litigation.  There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the knowledge of Seller, threatened, against or involving the Seller or Seller Subsidiary, or which questions or challenges the validity of this Agreement or any action taken or to be taken by Seller or Seller Subsidiary pursuant to this Agreement or in connection with the Transactions; and there is no valid basis for any such action, proceeding or investigation. Neither Seller nor Seller Subsidiary is subject to any judgment, order or decree.

Section 3.15  Compliance with Laws.  Each of Seller and Seller Subsidiary has complied in all respects with all laws, rules and regulations, ordinances, judgments, decrees, orders, writs and injunctions of all United States federal, state, local, foreign governments and agencies thereof that affect their business, properties or assets and no notice, charge, claim, action or assertion has been received by Seller or Seller Subsidiary or has been filed, commenced or threatened against Seller or Seller Subsidiary alleging any violation of any of the foregoing, in each case, except as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Seller and Seller Subsidiary, taken as a whole, or on the Purchased Assets.

Section 3.16  Employee Benefit Plans.  Neither Seller or Seller Subsidiary currently has or has ever had in place, any Plans or is or has been subject to any multi-employer plan.

Section 3.17  Tax Matters.  Seller and Seller Subsidiary has each timely filed, or caused to be filed (taking into account any valid extensions of due dates), all Tax Returns, including information returns and returns for estimated taxes, required by any taxing jurisdiction with respect to Taxes and all Taxes shown on said returns to be due and all other Taxes due and owing (whether or not shown on any return) have been paid in full or are being contested in good faith as described in the Disclosure Schedule, which Tax Returns are complete and accurate in all material respects. Seller and Seller Subsidiary has each withheld all amounts required to be withheld on account of Taxes from amounts paid to employees, former employees, directors, officers, members, residents and non-residents and has remitted or will remit the same to the appropriate taxing authorities within the prescribed time periods. None of the Tax Returns filed by Seller or Seller Subsidiary has been audited by any taxing authority and, to Seller’s knowledge, there is no such examination currently in progress. No deficiency in the payment of Taxes for any period has been asserted in writing by any taxing authority and remains unsettled. Neither Seller nor Seller Subsidiary has entered into any agreement, waiver or other arrangement providing for any extension of time with respect to the assessment or collection of any Taxes.

Section 3.18  Intellectual Property.

(a) The Disclosure Schedule sets forth a true and complete list of all Patents and Patent applications, Trademark registrations and applications, service mark registrations and applications, Software, Copyright registrations and applications, material unregistered Trademarks, service marks, Copyrights and Internet domain names used or held for use by Seller or Seller Subsidiary, together with all licenses related to the foregoing, whether Seller or Seller Subsidiary is the licensee or licensor thereunder.

(b) Seller or Seller Subsidiary is the sole and exclusive owner of all Seller Intellectual Property, free and clear of all Encumbrances, except for that Intellectual Property indicated in the Disclosure Schedule as being licensed to Seller or Seller Subsidiary, under which Seller or Seller Subsidiary has a valid license, free and clear of all Encumbrances.

(c) Except as indicated in the Disclosure Schedule, all Patents, registrations and applications for Intellectual Property that are owned by Seller or Seller Subsidiary (i) are valid, subsisting, in proper form and enforceable, and have been duly maintained, including the submission of all necessary filings and fees in accordance with the legal and administrative requirements of the appropriate jurisdictions and (ii) have not lapsed, expired or been abandoned, and no patent, registration or application therefor is the subject of any opposition, interference, cancellation proceeding or other legal or governmental proceeding before any Governmental Entity in any jurisdiction.

(d) Seller or Seller Subsidiary owns or has the valid right to use all of the Intellectual Property used by it or held for use by it in connection with its business. There are no conflicts with or infringements of any Seller Intellectual Property by any third party. The conduct of the businesses of Seller and Seller Subsidiary does not conflict with or infringe in any way on any proprietary right of any third party. There is no claim, suit, action or proceeding pending or, to the knowledge of Seller, threatened against Seller or Seller Subsidiary (i) alleging any such conflict or infringement with any third party’s proprietary rights or (ii) challenging the ownership, use, validity or enforceability of the Seller Intellectual Property.

(e) The Disclosure Schedule lists all algorithms related to the Business. There is no Software currently or previously, or contemplated to be, licensed, sublicensed or sold to or by Seller or Seller Subsidiary. “Software” means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) computer databases and computer compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow- charts and other work product used to design, plan, organize and develop any of the foregoing, (iv) any Domain Names and the technology supporting and content contained on any Internet site(s), and (v) all documentation, including user manuals and training materials, relating to any of the foregoing.

(f) Each item of Software listed in the Disclosure Schedule is either (i) owned by Seller or Seller Subsidiary, or (ii) currently in the public domain or otherwise available to Seller or Seller Subsidiary without the license, lease or consent of any third party. With respect to the Software set forth in the Disclosure Schedule which Seller or Seller Subsidiary purports to own, such Software was either developed by (x) employees of Seller or Seller Subsidiary within the scope of their employment; or (y) independent contractors who have assigned their rights to Seller or Seller Subsidiary and waived any moral rights in favor of Seller or Seller Subsidiary pursuant to written agreements. The Seller Software generally functions in the manner intended, free of any significant bugs or programming errors.

(g) Except pursuant to the outbound licenses of Seller Intellectual Property set forth in Section 3.12(a) of the Disclosure Schedule, neither Seller nor Seller Subsidiary has ever distributed to any third party any of the Seller Software and, except as contemplated hereby, no such distribution is presently contemplated. Each of Seller and Seller Subsidiary has taken all actions customary in the software industry to document the Seller Software and its operation, such that the Seller Software, including the source code and documentation, have been written in a clear and professional manner so that they may be understood, modified and maintained in an efficient manner by reasonably competent programmers. The Seller Software is free of any undisclosed program routine, device, or other feature, including, without limitation, a time bomb, software lock, drop-dead device, or malicious logic or, as of the time of each delivery, any virus, worm or Trojan horse, that is designed to delete, disable, deactivate, interfere with, or otherwise harm them (a “Disabling Code”), and any virus or other intentionally created, undocumented contaminant (a “Contaminant”), that may, or may be used to, access, modify, delete, damage or disable any hardware, system or data or that may result in damage thereto. The components obtained from third party suppliers are free of any Disabling Codes or Contaminants that may, or may be used to, access, modify, delete, damage or disable any hardware, system or data or that might result in damage thereto.

(h) All employees and consultants of Seller or Seller Subsidiary, whether former or current, have entered into valid and binding agreements with Seller or Seller Subsidiary sufficient to vest title in Seller or Seller Subsidiary of all rights in any Intellectual Property created by such employee or consultant in the scope of his or her services or employment for Seller or Seller Subsidiary, as the case may be.

(i) Each of Seller and Seller Subsidiary takes and has taken reasonable measures to protect the confidentiality of its trade secrets, know-how or other confidential information material to its business as currently operated or planned to be operated (together, “Trade Secrets”). No material or significant Trade Secret has been disclosed or authorized to be disclosed to any third party, including any employee, agent, contractor or other person, other than pursuant to a written non-disclosure agreement (or other written agreement or employment policy imposing non-disclosure obligations) that adequately protects Seller’s or Seller Subsidiary’s proprietary interests in and to such Trade Secrets. No party to any non-disclosure agreement relating to any Trade Secrets is in breach thereof. All nonpublic information provided by or on behalf of Seller or Seller Subsidiary to third parties (other than Purchaser) has been returned to Seller or destroyed.

(j) All consents, filings, and authorizations by or with Governmental Entities or third parties necessary with respect to the consummation of the Transactions, as they may affect the Intellectual Property, have been obtained.

(k) Neither Seller nor Seller Subsidiary has entered into any consent, indemnification, forbearance to sue, settlement agreement or cross-licensing arrangement with any Person relating to the Seller Intellectual Property or the Intellectual Property of any third party, except as contained in any license agreements listed in the Disclosure Schedule.

(l) Neither Seller, Seller Subsidiary, nor Purchaser is, nor will be as a result of the execution and delivery of this Agreement, the other Documents or the performance of its obligations under this Agreement or the other Documents, in breach of any license, sublicense or other agreement relating to the Seller Intellectual Property.

Section 3.19  Solvency.  Neither Seller nor Seller Subsidiary is insolvent and will not be rendered insolvent by the Transactions. As used in this section “insolvent” means that the sum of the debts and other Liabilities of a party exceeds the present fair saleable value of such party’s assets. Immediately after giving effect to the Transactions, the cash available to Seller and Seller Subsidiary, after taking into account all other anticipated uses of the cash, will be sufficient to pay all Liabilities of Seller and Seller Subsidiary. Neither Seller nor Seller Subsidiary intends to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Seller has conducted an auction process with respect to the sale of the Purchased Assets, and based on among other things, the offers of participants in the process, has concluded that it is receiving reasonably equivalent value from Purchaser for the Purchased Assets.

Section 3.20  Brokers or Finders.  No agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the Transactions except for Strategic Equity Group and its assignee Edgewater Capital, LLC, whose fees and expenses shall be paid by Seller. True and complete copies of all agreements between Seller and Strategic Equity Group or Edgewater Capital LLC, including, without limitation, any fee arrangements have been furnished to Purchaser.

Section 3.21  Full Disclosure.  To the knowledge of Seller, Seller has not failed to disclose to Purchaser any facts material to the Purchased Assets. No representation or warranty by Seller or Seller Subsidiary contained in this Agreement and no statement contained in any document (including, without limitation, financial statements and the Disclosure Schedule), certificate, or other writing furnished or to be furnished by Seller or Seller Subsidiary to Purchaser or any of its representatives pursuant to the provisions hereof or in connection with the Transactions, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

Section 3.22  Proxy Statement.  The Proxy Statement will not, at the date it is first mailed to the stockholders of Seller and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Seller with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Purchaser specifically for inclusion or incorporation by reference in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER AND PURCHASER SUBSIDIARY

Purchaser represents and warrants to Seller that:

Section 4.1  Organization.  Each of Purchaser and Purchaser Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power, authority, and governmental approvals would not have, individually or in the aggregate, a material adverse effect on the ability of Purchaser or Purchaser Subsidiary to consummate the Transactions.

Section 4.2  Authorization; Validity of Agreement; Necessary Action.  Each of Purchaser and Purchaser Subsidiary has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution, delivery and performance by Purchaser and Purchaser Subsidiary of this Agreement and the consummation of the Transactions have been duly authorized by the Board of Directors of Purchaser and Purchaser Subsidiary, and no other corporate action on the part of Purchaser or Purchaser Subsidiary is necessary to authorize the execution and delivery by Purchaser or Purchaser Subsidiary of this Agreement or the consummation of the Transactions. This Agreement has been duly executed and delivered by Purchaser and Purchaser Subsidiary, and, assuming due and valid authorization, execution and delivery hereof by Seller and Seller Subsidiary, is a valid and binding obligation of Purchaser, enforceable against Purchaser and Purchaser Subsidiary in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

Section 4.3  Consents and Approvals; No Violations.  None of the execution, delivery or performance of this Agreement by Purchaser or Purchaser Subsidiary, the consummation by Purchaser or Purchaser Subsidiary of the Transactions or compliance by Purchaser or Purchaser Subsidiary with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of Purchaser or Purchaser Subsidiary, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Purchaser or Purchaser Subsidiary is a party or by which any of its properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser or Purchaser Subsidiary or any of their properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the ability of Purchaser or Purchaser Subsidiary to consummate the Transactions.

Section 4.4  Brokers or Finders.  Neither Purchaser nor Purchaser Subsidiary has entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the Transactions.

Section 4.5  Information Supplied.  None of the information to be supplied by or on behalf of Purchaser or Purchaser Subsidiary in writing specifically for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of Seller and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

ARTICLE V

COVENANTS

Section 5.1  Interim Operations of Seller and Seller Subsidiary.  Each of Seller and Seller Subsidiary shall procure that, and each of Seller and Seller Subsidiary covenants and agrees that, after the date hereof and prior to the Closing Date, except (i) as expressly provided in this Agreement, (ii) as set forth in the Disclosure Schedule or (iii) as may be agreed in writing by Purchaser in its sole discretion:

(a) neither Seller nor Seller Subsidiary shall (i) modify, amend or terminate any contract identified on Schedule E hereto or any material contract or waive, release or assign any material rights or claims, (ii) enter into, terminate or amend any contract identified on Schedule E hereto or any material contract, (iii) incur any material liability, (iv) permit the Purchased Assets to become subject to any Encumbrance or (v) sell, transfer, lease, license or otherwise dispose of any of the Purchased Assets or Seller Intellectual Property;

(b) neither Seller nor Seller Subsidiary shall adopt a plan of complete or partial liquidation or dissolution; provided, that, Seller may adopt a plan of dissolution in accordance with the DGCL if and only if (x) such plan provides for the consummation of the Transactions in accordance with the terms of this Agreement; (y) such plan is adopted in accordance with the DGCL; and (z) Seller does not adopt a plan of distribution or make any distribution on or prior to the 213th day after the Closing Date;

(c) neither Seller nor Seller Subsidiary shall adopt a plan of complete or partial merger, consolidation, restructuring, recapitalization or other reorganization; provided, that, Seller may adopt a plan of merger for the sole purpose of the sale of Seller as a corporate shell and without any of the Purchased Assets if and only if such plan includes the consummation of the Transactions in accordance with the terms of this Agreement and

Seller demonstrates that such plan will not delay either the solicitation of proxies in favor of the Transactions or the consummation of the Transactions;

(d) each of Seller and Seller Subsidiary shall file, on a timely basis, with appropriate taxing authorities all Tax Returns required to be filed prior to the Closing Date and timely pay all Taxes related thereto;

(e) neither Seller nor Seller Subsidiary shall take, or agree to or commit to take, any action that would or is reasonably likely to result in any of the conditions to the Closing set forth in ARTICLE VI not being satisfied, or would make any representation or warranty of Seller or Seller Subsidiary contained herein inaccurate in any respect at, or as of any time prior to, the Closing Date, or that would materially impair the ability of Seller, Purchaser or Seller Subsidiary to consummate the Closing in accordance with the terms hereof or materially delay such consummation; and

(f) neither Seller nor Seller Subsidiary shall enter into any agreement, contract, commitment or arrangement to do any of the foregoing, or authorize, recommend, propose or announce an intention to do, any of the foregoing.

Section 5.2  Access; Confidentiality.  Seller and Seller Subsidiary shall use its best efforts to preserve the organization of their book, records and customer data and reports in the same manner and format as previously made available to Purchaser. Between the date of this Agreement and the Closing, Seller and Seller Subsidiary shall (i) afford Purchaser and its authorized representatives reasonable access to all offices and other facilities and to all books and records, (ii) permit Purchaser to make such inspections and to make copies of such books and records as it may reasonably require and (iii) furnish Purchaser with such financial and operating data and other information as Purchaser may from time to time reasonably request. Purchaser and its authorized representatives shall conduct all such inspections in a manner that will minimize disruptions to the business and operations of Seller.

Section 5.3  Stockholder Meeting.  Seller shall, as promptly as practicable following the execution of this Agreement, establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders to approve the principal terms of this Agreement and the Transactions (the “Stockholder Meeting”). Seller shall, through its Board of Directors, recommend to its stockholders approval of the principal terms of this Agreement and the Transactions and shall include such recommendation in the Proxy Statement. Without limiting the generality of the foregoing, Seller’s obligations pursuant to the first sentence of this Section 5.3 shall not be affected by the commencement, public proposal, public disclosure or communication of any Acquisition Proposal. Seller shall not withdraw or modify such approval or recommendation of this Agreement or the Transactions.

Section 5.4  Proxy Statement.  As promptly as practicable after the execution of this Agreement, Seller shall prepare and file with the SEC the Proxy Statement. Seller shall use its reasonable best efforts to (i) respond to any comments on the Proxy Statement or requests for additional information from the SEC as soon as practicable after receipt of any such comments or requests and (ii) cause the Proxy Statement to be mailed to its stockholders as promptly as practicable. Seller shall promptly (i) notify Purchaser upon the receipt of any such comments or requests and (ii) provide Purchaser with copies of all correspondence between Seller and its representatives, on the one hand, and the SEC and its staff, on the other hand, with respect to the Proxy Statement. Prior to responding to any such comments or requests or the filing or mailing of the Proxy Statement, (i) Seller shall provide Purchaser with a reasonable opportunity to review and comment on any drafts of the Proxy Statement and related correspondence and filings, (ii) Seller shall include in such drafts, correspondence and filings all comments reasonably proposed by Purchaser and (iii) to the extent practicable, Seller and its outside counsel shall permit Purchaser and its outside counsel to participate in all communications with the SEC and its staff (including all meetings and telephone conferences) relating to the Proxy Statement, this Agreement or any of the Transactions. If at any time prior to the Stockholders Meeting any event shall occur, or fact or information shall be discovered that should be set forth in an amendment of or a supplement to the Proxy Statement, Seller shall, in accordance with the foregoing procedures, prepare and file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable and to the extent required by applicable law, cause such amendment or supplement to be distributed to the stockholders of Seller. Each of Purchaser and Purchaser Subsidiary shall cooperate with Seller in connection with the preparation of the Proxy Statement and shall provide in a timely fashion all information requested by Seller concerning Purchaser and Purchaser Subsidiary that is required to be included in the Proxy Statement.

Section 5.5  Efforts and Actions to Cause Closing to Occur.

(a) Prior to the Closing, upon the terms and subject to the conditions of this Agreement, Purchaser, Purchaser Subsidiary, Seller and Seller Subsidiary shall use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done and cooperate with each other in order to do, all things necessary, proper or advisable (subject to any applicable laws) to consummate the Closing and the other Transactions as promptly as practicable including, but not limited to the preparation and filing of all forms, registrations and notices required to be filed to consummate the Closing and the other Transactions and the taking of such actions as are necessary to obtain any requisite approvals, authorizations, consents, orders, licenses, permits, qualifications, exemptions or waivers by any third party or Governmental Entity. In addition, no party hereto shall take any action after the date hereof that could reasonably be expected to materially delay the obtaining of, or result in not obtaining, any permission, approval or consent from any Governmental Entity or other Person required to be obtained prior to Closing.

(b) Prior to the Closing, each party shall promptly consult with the other parties hereto with respect to, provide any necessary information with respect to, and provide the other parties (or their respective counsel) with copies of, all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity in connection with this Agreement and the Transactions. Each party hereto shall promptly provide the other parties with copies of any communication received by such party from any Governmental Entity regarding any of the Transactions.

(c) Seller shall use its best efforts to obtain the release of the liens and judgments described in Section 3.3 of the Disclosure Schedule (other than tax liens, which shall be discharged in accordance with (i) below) and otherwise shall obtain, prior to the Closing, (i) the unconditional release of each Person holding a tax or other lien (other than those liens, excepting tax liens, and judgments described in Section 3.3 of the Disclosure Schedule) on property owned or leased by Seller or Seller Subsidiary and (ii) the unconditional consent to the Closing and the other Transactions of each other party to each material contract with Seller or Seller Subsidiary. All such releases and consents, to the extent obtained, shall be in writing and executed counterparts thereof shall be delivered to Purchaser at or prior to the Closing.

Section 5.6  Notification of Certain Matters.

(a) From time to time prior to the Closing, Seller and Seller Subsidiary shall promptly supplement or amend the Disclosure Schedule with respect to any matter existing or occurring as of or prior to the date of this Agreement that was required to be set forth or described in the Disclosure Schedule in order to make any representation or warranty in the Agreement true and complete. No supplement or amendment of the Disclosure Schedule made after the execution hereof by Seller or Seller Subsidiary pursuant to this section 5.6(a) or otherwise shall, except as set forth in Section 5.6(b), be deemed to cure any breach of any representation of or warranty made pursuant to this Agreement.

(b) From time to time prior to the Closing, Seller and Seller Subsidiary shall promptly supplement or amend the Disclosure Schedule with respect to any matter arising after the date of this Agreement that, if existing at, or occurring on, the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedule in order to make any representation or warranty in the Agreement true and correct. Should Seller or Seller Subsidiary supplement the Disclosure Schedule in respect of circumstances set forth in this Section 5.6(b), Purchaser shall have the right in its sole discretion to terminate this Agreement. Should Purchaser elect not to terminate this Agreement under these circumstances but rather to consummate the Transactions, then, unless Purchaser and Seller agree otherwise in writing, Purchaser shall be deemed to have waived the breach to the extent disclosure was required and made pursuant to this Section 5.6(b).

(c) Seller and Seller Subsidiary shall give notice to Purchaser promptly after becoming aware of (i) the occurrence or non-occurrence of any event whose occurrence or non-occurrence would be likely to cause either (A) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date or (B) any condition set forth in ARTICLE VI to be unsatisfied in any material respect at any time from the date hereof to the Closing Date and (ii) any failure of Seller and Seller Subsidiary or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

Section 5.7  No Solicitation of Competing Transaction.

(a) Neither Seller, Seller Subsidiary nor any Affiliate thereof shall (and Seller shall cause the officers, directors, employees, representatives and agents of Seller, Seller Subsidiary and each Affiliate thereof, including investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person or group (other than Purchaser, any of its Affiliates or representatives) concerning any Acquisition Proposal. Seller shall not approve or recommend, or propose to approve or recommend any Acquisition Proposal, or enter into any agreement with respect to any Acquisition Proposal. Upon execution of this Agreement, Seller and Seller Subsidiary and their representatives shall immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and Seller and Seller Subsidiary shall request (or if Seller or Seller Subsidiary has the contractual right to do so, demand) the return of all documents, analyses, financial statements, projections, descriptions and other data previous furnished to others in connection with efforts to sell the Purchased Assets, Seller or Seller Subsidiary. Seller shall immediately notify Purchaser of the existence of any proposal or inquiry received by Seller, Seller Subsidiary or their representatives and Seller shall immediately communicate to Purchaser the terms of any proposal or inquiry which may be received (and shall immediately provide to Purchaser copies of any written materials received by Seller in connection with such proposal, discussion, negotiation or inquiry) and the identity of the party making such proposal or inquiry.

(b) Neither Seller’s Board of Directors nor Seller Subsidiary’s Board of Directors shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Purchaser, the approval by such Boards of Directors of this Agreement or the Transactions or recommendation to their stockholders, (ii) approve or recommend or propose to approve or recommend, any Acquisition Proposal or (iii) authorize Seller or Seller Subsidiary to enter into any agreement (other than pursuant to this Agreement) with respect to any Acquisition Proposal.

(c) Notwithstanding the foregoing clauses (a) and (b), Seller may engage in discussions with third parties for the sole purpose of the sale of Seller as a corporate shell and without any of the Purchased Assets if and only if the terms would include the consummation of the Transactions in accordance with the terms of this Agreement and Seller demonstrates that such transaction will not delay either the solicitation of proxies in favor of the Transactions or the consummation of the Transactions.

Section 5.8  No Assumption of Labor Liabilities.  Neither Purchaser nor Purchaser Subsidiary shall assume any labor agreements or any liabilities thereunder or the fringe benefit plans or any other liabilities which Seller or Seller Subsidiary may have with respect to any union or employees (including former employees) either on the date hereof or the date of the Closing, including liabilities of Seller or Seller Subsidiary with respect to payment of wages or pensions which may have accrued, vested or been earned prior to the Closing and liabilities of Seller or Seller Subsidiary to contribute to pension or other fringe benefit plans with respect to or on account of service prior to the Closing, and/or any other term or condition of employment.

Section 5.9  Subsequent Actions.

(a) If at any time after the Closing but prior to the dissolution of Seller, Purchaser will consider or be advised that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm ownership (of record or otherwise) in Purchaser or Purchaser Subsidiary, its right, title or interest in, to or under any or all of the Purchased Assets or otherwise to carry out this Agreement, Seller and Seller Subsidiary shall execute and deliver all deeds, bills of sale, instruments of conveyance, powers of attorney, assignments and assurances and take and do all such other actions and things as may be requested by Purchaser in order to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Purchaser or Purchaser Subsidiary or otherwise to carry out this Agreement.

(b) In case at any time after the Closing Date any further action is necessary, proper or advisable to carry out the purposes of this Agreement, as soon as reasonably practicable, each party hereto shall take, or cause its proper officers or directors to take, all such necessary, proper or advisable actions.

Section 5.10  Publicity.  Seller’s and Seller Subsidiary’s initial press release with respect to the execution of this Agreement shall be subject to Purchaser’s prior review, opportunity for comment, and approval, which shall not be unreasonably withheld. Thereafter, until the Closing, or the date the Transactions are terminated or abandoned pursuant to ARTICLE VII, neither Seller, Seller Subsidiary nor any of their respective Affiliates shall issue or cause the publication of any press release or other public announcement with respect to this Agreement or the other Transactions without prior review, opportunity for comment, and approval by Purchaser, which shall not be unreasonably withheld, except as may be required by law or by any listing agreement. In the event that Seller or Seller Subsidiary is required by applicable law or listing agreement to issue or cause the publication of any press release or other public announcement with respect to this Agreement or the other Transactions, it shall promptly notify Purchaser in advance of any such disclosure, and provide Purchaser with the text of any disclosure language, statement or announcement and will reasonably cooperate with Purchaser to the extent it may seek to limit such disclosure or comment on the form or substance of such disclosure.

Section 5.11  Mail Received After Closing.  Seller and Seller Subsidiary shall, promptly upon the Closing, file with the United States Postal Service a change of address notification to direct all mail sent to Seller or Seller Subsidiary to Purchaser.

Section 5.12  Access to Books and Records.  On and after the Closing and until dissolution of Seller, during normal business hours, Seller and Seller Subsidiary will permit Purchaser and its auditors, through their authorized representatives, to have access to and examine and make copies of all books and records relating to the Purchased Assets which are not delivered to Purchaser pursuant hereto.

Section 5.13  Waiver of Bulk Sales Requirement.  Each of the parties waives compliance with any applicable bulk sales laws, including without limitation the Uniform Commercial Code Bulk Transfer provisions. Seller and Seller Subsidiary agree to pay and discharge in due course and will indemnify and save harmless Purchaser, from and against all claims made by creditors of Seller and Seller Subsidiary, including expenses and attorneys’ fees incurred by Purchaser in defending against such claims.

Section 5.14  Accounts Receivable.  In its attempt to collect royalties or accounts receivable, Seller shall not, and shall cause its agents not to, take any action that could reasonably be expected to negatively affect Purchaser’s relationship with any licensee of Seller Intellectual Property. Notwithstanding that the accounts receivable are included among the Purchased Assets, Purchaser shall pay to Seller on or prior to the 70th day after the end of the calendar quarter during which the Closing occurs, the Closing Quarter Royalty Payment. The “Closing Quarter Royalty Payment” shall be an amount equal to the product of (X) the total amount of self reported royalties actually received by Purchaser on or prior to the 60th day after the end of the calendar quarter during which the Closing occurs earned under the Assumed Contracts in respect of such quarter multiplied by (Y) a fraction, the numerator of which is the actual number of days elapsed during such quarter prior to the Closing Date and the denominator of which is the total number of days in such quarter. Subject to Purchaser’s obligation in respect of the Closing Quarter Royalty Payment, Seller and Seller Subsidiary shall promptly remit to Purchaser all royalty payments received in respect of the Assumed Contracts after the Closing.

Section 5.15  Proxy Solicitation Efforts.  Seller shall (x) engage the services of Georgeson Shareholder Services or another Person reasonably acceptable to Purchaser to act as a proxy solicitation agent to solicit proxies voting in favor of the Transactions; (y) make presentations explaining Seller’s rationale for the Transactions and explaining why the Transactions are in the best interests of Seller and its stockholders to any Person which will potentially issue a recommendation as to how Seller’s stockholders should vote at the Stockholders Meeting; and (z) otherwise use its best efforts to secure Stockholder Approval for the Transactions.

Section 5.16  Post-Closing Assignment.  Should Seller or Seller Subsidiary identify after the Closing Date a contract or License related to the Seller Intellectual Property, it shall give prompt written notice of such fact to Purchaser and, at the written request of Purchaser, assign any contract or License relating to the Seller Intellectual Property to Purchaser or Purchaser Subsidiary as Purchaser may request in its sole discretion.

Section 5.17  Pre-Closing Delivery.  Immediately prior to the Closing, Seller shall make available to Purchaser at Purchaser’s offices the hard drive resident in Phil Brown’s computer located at 2025 Gateway Place, Suite 365, San Jose, California 95110 as of April 13, 2006 and the DVDs containing the source code for the algorithms, development platforms and Software specified in the Disclosure Schedules together with the passwords and other information necessary to access the data on such mediums. It shall be a condition precedent to Purchaser’s obligation to effect the Closing that it is capable of accessing the data on such mediums and is able to confirm that such data conforms in all material respects to the data thereon examined by Purchaser during its site visit to Seller’s San Jose offices on April 13, 2006.

ARTICLE VI

CONDITIONS

Section 6.1  Conditions to Each Party’s Obligation to Effect the Closing.  The respective obligation of each party to effect the Closing shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions:

(a) Statutes; Court Orders.  No statute, rule or regulation shall have been enacted or promulgated by any governmental authority which prohibits the consummation of the Closing; and there shall be no order or injunction of a court of competent jurisdiction in effect precluding consummation of the Closing; and

(b) Stockholder Approval.  Stockholder Approval shall have been obtained.

Section 6.2  Conditions to Obligations of Purchaser and Purchaser Subsidiary to Effect the Closing.  The obligations of Purchaser and Purchaser Subsidiary to consummate the Closing shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions:

(a) Government Action.  There shall not be threatened or pending any suit, action or proceeding by any Governmental Entity affecting Purchaser’s or Purchaser Subsidiary’s ability to exploit the Purchased Assets or seeking to preclude consummation of the Transaction;

(b) Intentionally Omitted.

(c) Officer’s Certificate.  Seller and Seller Subsidiary shall have delivered to Purchaser and Purchaser Subsidiary at the Closing a certificate signed by the chief executive officer of Seller and Seller Subsidiary, dated the Closing Date, in form and substance satisfactory to Purchaser, to the effect that, as of the Closing Date, (w) all of the representations and warranties of Seller set forth in this Agreement that are qualified as to materiality are true and complete, (x) all such representations and warranties that are not so qualified are true and complete in all material respects, (y) there has not occurred any material adverse change (or any development that, insofar as reasonably can be foreseen, is reasonably likely to result in any material adverse change) in the consolidated financial condition, businesses, results of operations or prospects of Seller and Seller Subsidiary, taken as a whole, or on the Purchased Assets and (z) Seller and Seller Subsidiary have performed all obligations required under this Agreement to be performed by it at or prior to the Closing;

(d) Consents Obtained.  All consents and approvals of any Person necessary to the consummation of the Closing and the other Transactions, including consents and approvals from parties to loans, contracts, leases, licenses or other agreements and consents and approvals from governmental agencies, whether federal, state or local shall have been obtained, and a copy of each such consent or approval shall have been provided to Purchaser at or prior to the Closing;

(e) Material Adverse Change.  There shall not have occurred any material adverse change (or any development that, insofar as reasonably can be foreseen, is reasonably likely to result in any material adverse change) in the consolidated financial condition, businesses, results of operations or prospects of Seller and Seller Subsidiary taken as a whole or on Purchaser’s or Purchaser Subsidiary’s ability to exploit the Purchased Assets;

(f) Intentionally Omitted.

(g) Material Liabilities.  No facts or circumstances shall exist which, in the good faith but sole and exclusive judgment of Purchaser, could result in Purchaser or Purchaser Subsidiary becoming liable for any

Liabilities of Seller or Seller Subsidiary other than those to be assumed pursuant to the Assumption Agreement.

(h) Representations and Warranties.  All of the representations and warranties of Seller set forth in this Agreement that are qualified as to materiality shall be true and complete in all respects and any such representations and warranties that are not so qualified shall be true and complete in all material respects, in each case as of the date of this Agreement and as of the Closing Date;

(i) Confirming Inspection.  Seller shall have made available to Purchaser at Purchaser’s offices, immediately prior to the Closing the hard drive resident in Phil Brown’s computer located at 2025 Gateway Place, Suite 365, San Jose, California 95110 as of April 13, 2006 and the DVDs containing the source code for the algorithms, development platforms and Software specified in the Disclosure Schedules together with the passwords and other information necessary to access the data on such mediums and Purchaser shall be capable of accessing the data on such mediums and be able to confirm that such data conforms in all material respects to the data thereon examined by Purchaser during its site visit to Seller’s San Jose offices on April 13, 2006.

(j) Breach.  Neither Seller nor Seller Subsidiary shall have failed to perform in any material respect any material obligation or to comply in any material respect with any agreement or covenant of Seller or Seller Subsidiary to be performed or complied with by it under this Agreement.

The foregoing conditions are for the sole benefit of Purchaser and may be waived by Purchaser, in whole or in part, at any time and from time to time in the sole discretion of Purchaser.

Section 6.3  Conditions to Obligations of Seller to Effect the Closing.  The obligations of Seller to consummate the Closing shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions:

(a) Representations and Warranties.  All of the representations and warranties of Purchaser set forth in this Agreement that are qualified as to materiality shall be true and complete in all respects and any such representations and warranties that are not so qualified shall be true and complete in all material respects, in each case as of the date of this Agreement and as of the Closing Date;

(b) Breach.  Purchaser shall not have failed to perform in any material respect any material obligation or to comply in any material respect with any agreement or covenant of Purchaser to be performed or complied with by it under this Agreement; and

(c) Officer’s Certificate.  Purchaser shall have delivered to Seller at the Closing a certificate signed by the chief executive officer of Purchaser, dated the Closing Date, in form and substance satisfactory to Seller, to the effect that, as of the Closing Date, (x) all of the representations and warranties of Purchaser set forth in this Agreement that are qualified as to materiality are true and complete, (y) all such representations and warranties that are not so qualified are true and complete in all material respects, and (z) Purchaser has performed all obligations required under this Agreement to be performed by it at or prior to the Closing.

The foregoing conditions are for the sole benefit of Seller and may be waived by Seller, in whole or in part, at any time and from time to time in the sole discretion of Seller.

ARTICLE VII

TERMINATION

Section 7.1  Termination.  The Transactions may be terminated or abandoned at any time prior to the Closing Date:

(a) By the mutual written consent of Purchaser and Seller;

(b) By either Purchaser or Seller if any Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties hereto shall use their reasonable efforts to lift), which permanently restrains, enjoins or otherwise prohibits the Transactions and such order, decree, ruling or other action shall have become final and non-appealable;

(c) By Seller:

if Purchaser or Purchaser Subsidiary shall have breached in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach cannot be or has not been cured within 30 days after the giving of written notice by Seller to Purchaser specifying such breach; or

on or after June 30, 2007, if the Closing shall not have theretofore occurred and if the failure of the Closing to occur is not the result of a breach of a representation, warranty or covenant by Seller or Seller Subsidiary;

(d) By Purchaser:

if Seller or Seller Subsidiary shall have breached any representation, warranty, covenant or other agreement contained in this Agreement, which breach cannot be or has not been cured within 30 days after the giving of written notice by Purchaser to Seller specifying such breach; or

on or after June 30, 2007, if the Closing shall not have theretofore occurred and if the failure of the Closing to occur is not the result of a breach of a representation, warranty or covenant by Purchaser.

Section 7.2  Effect of Termination.  In the event of the termination or abandonment of the Transactions by any party hereto pursuant to the terms of this Agreement, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination or abandonment of the Transactions is made, and there shall be no liability or obligation thereafter on the part of Purchaser, Purchaser Subsidiary, Seller or Seller Subsidiary except (A) for fraud, (B) for breach of this Agreement prior to such termination or abandonment of the Transactions and (C) as set forth in Section 10.1; provided, that, if this Agreement is terminated subsequent to the Stockholders Meeting and Stockholder Approval is not obtained thereat, then, unless Seller shall have complied in all respects with its obligations pursuant to Section 5.15, Seller shall reimburse Purchaser for all out-of-pocket expenses incurred by Purchaser in connection with the Transactions.

ARTICLE VIII

INDEMNIFICATION

Section 8.1  Indemnification; Remedies.

(a) Seller and Seller Subsidiary shall jointly and severally indemnify, defend and hold harmless the Purchaser Indemnified Persons from and against and in respect of all Losses that arise out of any breach by Seller or Seller Subsidiary of its representations and warranties contained in or made pursuant to this Agreement; and

(b) Seller and Seller Subsidiary shall jointly and severally indemnify, defend and hold harmless the Purchaser Indemnified Persons from and against and in respect of all Losses that arise out of any breach by Seller or Seller Subsidiary of its covenants or agreements contained in or made pursuant to this Agreement;

(c) Seller and Seller Subsidiary shall jointly and severally indemnify, defend and hold harmless the Purchaser Indemnified Persons from and against and in respect of all Losses related to Excluded Liabilities; and

(d) Seller and Seller Subsidiary shall jointly and severally indemnify, defend and hold harmless the Purchaser Indemnified Persons from and against and in respect of all Losses that arise from the failure to obtain any required consent (with respect to the assignment of the Assumed Contracts) in connection with the Transactions.

Section 8.2  Limitations.

(a) No claim for the recovery of any Losses pursuant to section 8.1(a) may be asserted by any Purchaser Indemnified Person more than 183 days after the Closing Date; provided, however, that claims first asserted in writing by any Purchaser Indemnified Person with reasonable specificity prior to such date shall not thereafter be barred by the expiration of such indemnification period.

(b) Seller shall have no liability for indemnification until the total of all Losses exceeds $50,000 U.S., but once such amount has been exceeded, Seller shall be liable for all Losses in excess of the first $15,000 U.S. of Losses.

Section 8.3  Notice of Claim; Defense.  Purchaser shall give Seller prompt (and in any event within 183 days after the Closing Date for a claim made pursuant to Section 8.1(a) above) notice of any third-party claim that may give rise to any indemnification obligation under this Article VIII, together with the estimated amount of such claim, and Seller shall, with the approval of Purchaser which shall not be unreasonably withheld, have the right to assume the defense at Seller’s expense of any such claim through counsel of Seller’ own choosing by so notifying Purchaser within 30 days of the first receipt by Seller of such notice from Purchaser; provided, however, that any such counsel shall be reasonably satisfactory to Purchaser. Failure to give such notice shall not affect the indemnification obligations hereunder in the absence of, and then only to the extent of, actual and material prejudice. If, under applicable standards of professional conduct, a conflict with respect to any significant issue between any Purchaser Indemnified Person and Seller exists in respect of such third-party claim, Seller shall pay the reasonable fees and expenses of such additional counsel as may be required to be retained in order to eliminate such conflict. Seller shall be liable for the fees and expenses of counsel employed by Purchaser for any period during which Seller has not assumed the defense of any such third-party claim (other than during any period in which Purchaser will have failed to give notice of the third-party claim as provided above). If Seller assumes such defense, Purchaser shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by Seller, it being understood that Seller shall control such defense. If Seller chooses to defend or prosecute any third-party claim, Purchaser shall agree to any reasonable settlement, compromise or discharge of such third-party claim that Seller may recommend and that, by its terms, discharges Purchaser and the Purchaser Indemnified Persons from the full amount of liability in connection with such third-party claim; provided, however, that, Seller shall not consent to, and Purchaser shall not be required to agree to, the entry of any judgment or enter into any settlement that (i) provides for injunctive or other non-monetary relief affecting Purchaser or any Affiliate of Purchaser or (ii) does not include as an unconditional term thereof the giving of a release from all liability with respect to such claim by each claimant or plaintiff to each Purchaser Indemnified Person that is the subject of such third-party claim.

Section 8.4  Survival of Indemnification Claims.  The indemnification obligations set forth in this Article VIII shall survive the Closing.

Section 8.5  Tax Effect of Indemnification Payments.  All indemnity payments made by Seller or Seller Subsidiary to Purchaser Indemnified Persons pursuant to this Agreement shall be treated for all Tax purposes as adjustments to the Purchase Price.

Section 8.6  Survival of Covenants, Representations and Warranties.  Each of the covenants, representations and warranties of Seller in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Closing Date and shall continue in force thereafter except as limited by Section 8.2(a); provided, that, the covenants in Section 5.9, Section 5.12 and Section 5.16 shall terminate on the 275th day following the Closing Date; and provided further, that, notwithstanding the termination of any covenant, Seller and Seller Subsidiary shall remain liable for any breach thereof that occurred prior to such termination.

ARTICLE IX

DEFINITIONS AND INTERPRETATION

Section 9.1  Definitions.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context clearly requires otherwise:

“Acquisition Proposal” shall mean any proposal or offer made by any Person other than Purchaser to acquire all or any portion of the Purchased Assets or any capital stock of Seller or Seller Subsidiary, whether by merger, tender offer, exchange offer, sale of assets, license or similar transactions involving the Seller or Seller Subsidiary.

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

“Agreement” or “this Agreement” shall mean this Asset Purchase Agreement, together with the Exhibits hereto and the Disclosure Schedule.

“Associate” shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

“Assumed Contracts” shall mean (x) all contracts, Licenses and other agreements of Seller or Seller Subsidiary set forth on Exhibit E (as may be supplemented from time to time by Purchaser in its sole discretion prior to the Closing solely to add additional contracts, Licenses and other agreements), (y) such additional contracts or licenses of Seller or Seller Subsidiary as are selected by Purchaser by written notice to Seller and (z) such additional contracts, Licenses and other agreements as are assigned to Purchaser pursuant to Section 5.16.

“Assumed Liabilities” shall have the meaning ascribed thereto in Section 1.2.

“Assumption Agreement” shall have the meaning ascribed thereto in Section 1.1.

“Balance Sheet” shall mean the most recent audited balance sheet of the Seller and Seller Subsidiary in the Seller SEC Documents.

“Balance Sheet Date” shall mean December 31, 2005.

“Business” shall mean the research, development, marketing, sale, service and licensing of audio and optical disc technologies, products and services.

“Closing” shall mean the closing referred to in Section 2.1.

“Closing Date” shall mean the date on which the Closing occurs.

“Closing Quarter Royalty Payment” shall have the meaning ascribed thereto in Section 5.14.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Copyrights” shall mean U.S. and foreign registered and unregistered copyrights (including those in computer software and databases), rights of publicity and all registrations and applications to register the same.

“DGCL” shall mean the Delaware General Corporation Law.

“Disclosure Schedule” shall mean the disclosure schedule of even date herewith prepared and signed by the Seller and delivered to Purchaser simultaneously with the execution hereof.

“Effective Time” shall mean 10:00 a.m. local time on the Closing Date.

“Encumbrances” shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title, transfer or use of any nature whatsoever other than liens for taxes, assessments or other governmental charges which were incurred in the ordinary course of business and are not due and payable.

“Environmental Claim” shall mean any claim, action, cause of action, investigation or notice (written or oral) by any Person alleging actual or potential liability for investigatory, cleanup or governmental response costs, or natural resources or property damages, or personal injuries, attorney’s fees or penalties relating to (i) the presence, or release into the environment, of any Materials of Environmental Concern at any location owned or operated by the Seller or Seller Subsidiary, now or in the past, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

“Environmental Law” shall mean each federal, state, local and foreign law and regulation relating to pollution, protection or preservation of human health or the environment including ambient air, surface water, ground water, land surface or subsurface strata, and natural resources, and including each law and regulation relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacturing, processing, distribution, use, treatment, generation, storage, containment (whether above ground or underground), disposal, transport or handling of Materials of Environmental Concern, or the preservation of the environment or mitigation of adverse effects thereon and each law and regulation with regard to record keeping, notification, disclosure and reporting requirements respecting Materials of Environmental Concern.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Liabilities” shall have the meaning ascribed thereto in Section 1.3.

“GAAP” shall mean United States generally accepted accounting principles.

“Governmental Entity” shall mean a court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency.

“Intellectual Property” shall mean all of the following: Trademarks, Patents, ideas, Copyrights, domain names, Trade Secrets, know-how and Licenses.

“Liabilities” shall mean all liabilities and obligations, secured or unsecured, whether absolute, accrued, contingent, fixed or otherwise, whether known or unknown and whether or not due.

“Licenses” shall mean all licenses and agreements pursuant to which Seller or Seller Subsidiary has acquired rights in or to any Trademarks, Patents or Copyrights used by or for the benefit of Seller or Seller Subsidiary, or licenses and agreements pursuant to which Seller or Seller Subsidiary has licensed or transferred the right to use any Trademark, Patent or Copyright.

“Losses” shall mean any and all losses, Liabilities, claims, diminution of value, damages, judgments, settlements and expenses (including interest and penalties recovered by a third party with respect thereto and reasonable attorneys’ fees and expenses and reasonable accountants’ fees and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of the rights of Purchaser arising under ARTICLE VIII) incurred by any of the Purchaser Indemnified Persons.

“Materials of Environmental Concern” shall mean chemicals; pollutants; contaminants; wastes; toxic or hazardous substances, materials and wastes; petroleum and petroleum products; asbestos and asbestos-containing materials; polychlorinated biphenyls; lead and lead-based paints and materials; and radon.

“Patents” shall mean issued U.S. and foreign patents and pending patent applications, patent disclosures, and any and all divisions, continuations, continuations-in-part, reissues, reexaminations, and extension thereof, any counterparts claiming priority there from, utility models, patents of importation/confirmation, certificates of invention and like statutory rights.

“Person” shall mean a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.

“Plan” shall have the meaning set forth in ERISA Section 3(3).

“Proxy Statement” shall have the meaning ascribed thereto in Section 3.6.

“Purchased Assets” shall have the meaning ascribed thereto in Section 1.1.

“Purchaser” shall have the meaning ascribed thereto in the Preamble.

“Purchaser Subsidiary” shall have the meaning ascribed thereto in the Preamble.

“Purchaser Indemnified Persons” shall mean Purchaser, Purchaser Subsidiary, each of their Affiliates and each of their officers, directors, employees, agents and representatives.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“SEC” shall mean the United States Securities and Exchange Commission.

“Seller” shall have the meaning ascribed thereto in the Preamble.

“Seller Common Stock” shall mean the common stock of Seller.

“Seller Intellectual Property” shall mean all Intellectual Property of Seller or Seller Subsidiary or used in connection with the Business.

“Seller Software” means all material computer programs and computer databases, other than off-the-shelf applications, which are owned or otherwise used by Seller or Seller Subsidiary.

“Seller SEC Documents” shall have the meaning ascribed thereto in Section 3.7.

“Seller Subsidiary” shall have the meaning ascribed thereto in the Preamble.

“Stockholder Approval” shall have the meaning ascribed thereto in Section 3.1.

“Subsidiary” shall mean, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries or (b) such Person or any other Subsidiary of such Person is a general partner (excluding any such partnership where such Person or any Subsidiary of such party does not have a majority of the voting interest in such partnership).

“Tax” or “Taxes” shall mean all taxes, charges, fees, duties, levies, penalties or other assessments imposed by any federal, state, local or foreign governmental authority, including income, gross receipts, excise, property, sales, gain, use, license, custom duty, unemployment, capital stock, transfer, franchise, payroll, withholding, social security, minimum estimated, profit, gift, severance, value added, disability, premium, recapture, credit, occupation, service, leasing, employment, stamp and other taxes, and shall include interest, penalties or additions attributable thereto or attributable to any failure to comply with any requirement regarding Tax Returns.

“Tax Return” shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any such document prepared on a consolidated, combined or unitary basis and also including any schedule or attachment thereto, and including any amendment thereof.

“Trademarks” shall mean U.S. and foreign registered and unregistered trademarks, trade dress, service marks, logos, trade names, corporate names and all registrations and applications to register the same including all common law rights and common law rights therein.

“Trade Secrets” shall have the meaning ascribed thereto in Section 3.18.

“Transactions” shall mean all the transactions provided for or contemplated by this Agreement.

“Transfer Taxes” shall mean all sales (including, without limitation, bulk sales), use, transfer, recording, ad valorem, privilege, documentary, gains, gross receipts, registration, conveyance, excise, license, stamp, duties or similar Taxes and fees.

“Transfer Tax Payor” shall mean the party which has primary legal responsibility for the payment of any particular Transfer Tax.

Section 9.2  Interpretation.

(a) When a reference is made in this Agreement to a section or article, such reference shall be to a section or article of this Agreement unless otherwise clearly indicated to the contrary.

(b) Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”

(c) The words “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified.

(d) The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(e) A reference to any party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns.

(f) A reference to any legislation or to any provision of any legislation shall include any amendment to, and any modification or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

(g) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

ARTICLE X

MISCELLANEOUS

Section 10.1  Fees and Expenses.  All costs and expenses incurred in connection with this Agreement and the consummation of the Transactions shall be paid by the party incurring such expenses, except as specifically provided to the contrary in this Agreement (including in the proviso of Section 2.2 and in Section 7.2) and except that all Transfer Taxes arising out of, in connection with or attributable to the transactions effected pursuant to this Agreement shall be borne and paid by Seller. The Transfer Tax Payor shall prepare and timely file all relevant Tax Returns required to be filed in respect of such Transfer Tax, pay the Transfer Tax shown on such Tax Return, and notify the other parties in writing of the Transfer Tax shown on such Tax Return and how such Transfer Tax was calculated, and if the Transfer Tax Payor is Purchaser or its Affiliates, Seller shall, except as set forth in the following sentence, reimburse the Transfer Tax Payor for the amount of such Transfer Tax in immediately available funds within ten (10) business days of receipt of such notice. Notwithstanding the preceding sentence, Purchaser shall be responsible for Transfer Taxes incurred with respect to the transfer by Seller to Purchaser of tangible personal property having a fair market value of up to $20,000 U.S. and, to the extent Transfer Taxes with respect to the transfer by Seller to Purchaser of tangible personal property having a fair market value of up to $20,000 U.S. are paid by Seller, Purchaser shall reimburse Seller in respect of such Transfer Taxes by wire transfer of immediately available funds within ten (10) business days of receipt of notice and proof of payment from Seller.

Section 10.2  Amendment and Modification.  Subject to the revision of Schedule E by Purchaser as contemplated by the definition of “Assumed Contracts,” this Agreement may be amended, modified and supplemented in any and all respects, but only by a written instrument signed by all of the parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

Section 10.3  Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given when mailed, delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, to the parties at the following addresses (or at such other address for a party as shall be specified by such party by like notice):

if to Purchaser or Purchaser Subsidiary, to:

DTS, Inc.
5171 Clareton Drive
Agoura Hills, CA 91301
Attention: General Counsel
Telephone: (818) 706-3525
Telecopy: (818) 824-2470

with a copy to:

Heller Ehrman
4350 La Jolla Village
Seventh Floor
San Diego, CA 92122
Attention: Kirt Shuldberg, Esq.
Telephone: (858) 450-5766
Telecopy: (858) 587-5928

And

if to Seller or Seller Subsidiary, to:

Spatializer Audio Laboratories, Inc.
4215 Tierra Rejada Rd.
PMB 159
Moorpark, CA 93021
Attention: Henry Mandell, CEO
Telephone:
Telecopy:

With a copy to:

Reed Smith LLP
1901 Avenue of the Stars
Suite 700
Los Angeles, California 90062
Attention: John Iino, Esq.
Telephone: (310) 734-5200
Telecopy: (310) 734-5299

Section 10.4  Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 10.5  Entire Agreement; No Third Party Beneficiaries.  This Agreement (a) constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and (b) are not intended to confer upon any Person other than the parties hereto and the Purchaser Indemnified Persons any rights or remedies hereunder.

Section 10.6  Severability.  Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Section 10.7  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof; provided, that, the General Corporation Law of the State of Delaware shall apply to the extent applicable.

Section 10.8  Enforcement; Venue.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of California or in California state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal or state court located in the County of Los Angeles, California in the event any dispute arises out of this Agreement or any of the Transactions, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it shall not bring any action relating to this Agreement or any of the Transactions in any court other than a Federal or state court sitting in the County of Los Angeles, California.

Section 10.9  Time of Essence.  Each of the parties hereto hereby agrees that, with regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

Section 10.10  Extension; Waiver.  At any time prior to the Closing Date, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

Section 10.11  Election of Remedies.  Neither the exercise of nor the failure to exercise a right or to give notice of a claim under this Agreement will constitute an election of remedies or limit Purchaser or any of the Purchaser Indemnified Persons in any manner in the enforcement of any other remedies that may be available to any of them, whether at law or in equity.

Section 10.12  Assignment.  Neither this Agreement not any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written content of the other parties, except that Purchaser may assign, in its sole discretion, any or all of its rights and interests hereunder to any direct or indirect wholly owned Subsidiary of Purchaser. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

Section 10.13  Joint and Several Liability.  Purchaser and Purchaser Subsidiary shall be jointly and severally liable for all obligations of Purchaser Subsidiary hereunder or under any agreement executed by Purchaser Subsidiary and delivered to Seller at the Closing, including without limitation the Assumption Agreement.

IN WITNESS WHEREOF, Purchaser, Purchaser Subsidiary, Seller and Seller Subsidiary have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

DTS, INC.

By:	/s/ JON E. KIRCHNER
Name: Jon Kirchner

Title:	President & Chief Executive Officer

DTS BVI LIMITED

By:	/s/ JON E. KIRCHNER
Name: Jon E. Kirchner

Title:	Chairman

SPATIALIZER AUDIO LABORATORIES, INC.

By:	/s/ HENRY R. MANDELL
Name: Henry R. Mandell

Title:	Chairman

DESPER PRODUCTS, INC.

By:	/s/ HENRY R. MANDELL
Name: Henry R. Mandell

Title:	President

ANNEX B
AMENDMENT TO CERTIFICATE OF INCORPORATION INCREASING THE
NUMBER OF SHARES OF AUTHORIZED COMMON STOCK
CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
SPATIALIZER AUDIO LABORATORIES, INC.
     Spatializer Audio Laboratories, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
     The amendment to this Corporation’s Certificate of Incorporation, as amended (the “Certificate”) set forth in the following resolution, was approved and duly adopted by this Corporation’s Board of Directors in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and was duly adopted by written consent of stockholders in accordance with Section 228 of the DGCL:
     RESOLVED, that Section 1 of Article IV of the Certificate of this Corporation be amended to read in its entirety substantially as follows:
     “SECTION 1. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 301,000,000 shares, consisting of 300,000,000 shares of Common Stock, par value $.01 per share (“Common Stock”), and 1,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”).”
IN WITNESS WHEREOF, Spatializer Audio Laboratories, Inc. has caused this Certificate to be signed by its duly authorized officer this ___day of ___, 2007.

SPATIALIZER AUDIO LABORATORIES, INC.
By:
Henry R. Mandell
Chairman of the Board of Directors of Spatializer Audio Laboratories, Inc.

B-1

ANNEX C
AMENDMENT TO CERTIFICATE OF INCORPORATION FOR REVERSE STOCK SPLIT
CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
SPATIALIZER AUDIO LABORATORIES, INC.
Spatializer Audio Laboratories, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
The amendment to this Corporation’s Certificate of Incorporation, as amended (the “Certificate”) set forth in the following resolution, was approved and duly adopted by this Corporation’s Board of Directors in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and was duly adopted by written consent of stockholders in accordance with Section 228 of the DGCL:
     RESOLVED, that Section 1 of Article IV of the Certificate of this Corporation is hereby amended by adding at the end of Section 1 of Article IV the following new sentences:
     “Effective 12:01 a.m. on [          , 200___] (the “Effective Time”) all shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall be and hereby are automatically combined and reclassified without any action on the part of the holder thereof, as follows: Every [five to fifty] shares of Old Common Stock shall be combined and reclassified (the “Reverse Stock Split”) as one share of issued and outstanding Common Stock (“New Common Stock”). The Corporation shall not issue fractional shares on account of the Reverse Stock Split and shall issue cash in lieu thereof. Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation.”
IN WITNESS WHEREOF, Spatializer Audio Laboratories, Inc. has caused this Certificate to be signed by its duly authorized officer this ___day of ___, 200___.

SPATIALIZER AUDIO LABORATORIES, INC.

By:
Henry R. Mandell
Chairman of the Board of Directors of Spatializer Audio Laboratories, Inc.

C-1

ANNEX D
ANNUAL REPORT ON FORM 10-K

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

(Mark One)

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the period ended: December 31, 2006
OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Commission File Number: 000-26460
SPATIALIZER AUDIO LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	95-4484725
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
2060 East Avenida de Los Arboles, # D190, Thousand Oaks, California 91362-1376
(Address of principal corporate offices)
Telephone Number: (408) 453-4180
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:
None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, $0.01 par value
     Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. ☐ Yes ☑ No
     Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. ☐ Yes ☑ No
     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days: Yes ☑ No ☐
     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☑
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.
Large Accelerated Filer ☐      Accelerated Filer ☐      Non-Accelerated Filer ☑
     Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☑ No
     The aggregate market value of the voting stock held by non-affiliates of the registrant computed by reference to the price at which the common equity was last sold as of the last business day of the registrant’s most recently completed second quarter (June 30, 2006) was approximately $731,000 and at February 25, 2007 was approximately $986,000.
     As of February 25, 2007, there were 48,763,383 shares of the Registrant’s Common Stock outstanding.
DOCUMENTS INCORPORATED BY REFERENCE
     None

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS
     This Annual Report on Form 10-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, reflecting management’s current expectations. Examples of such forward-looking statements include our expectations with respect to our strategy. Although we believe that our expectations are based upon reasonable assumptions, there can be no assurances that our financial goals or that any potential transactions herein described will be realized or consummated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Numerous factors may affect our actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of our company. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words, “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. The important factors discussed under Item 1A, Risk Factors, among other factors, could cause actual results to differ materially from those indicated by forward-looking statements made herein and represent management’s current expectations and are inherently uncertain. Investors are warned that actual results may differ from management’s expectations. We assume no obligation to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.
PART I
Item 1. Business
Overview
          Spatializer Audio Laboratories, Inc. (“Spatializer” or “Company”) has been a developer, licensor and marketer of next generation technologies for the consumer electronics, personal computing, entertainment and cellular telephone markets. Our technology is incorporated into products offered by our licensees and customers on various economic and business terms. We were incorporated in the State of Delaware in February 1994 and are the successor company in a Plan of Arrangement pursuant to which the outstanding shares of Spatializer, a publicly held Yukon, Canada corporation, were exchanged for an equal number of shares of our common stock. Our corporate office is located at 2060 East Avenida de Los Arboles, # D190, Thousand Oaks, California 91362-1376
          The Company’s wholly-owned subsidiary, Desper Products, Inc. (“DPI” or “Desper Products”), has been in the business of developing proprietary advanced audio signal processing technologies and products for consumer electronics, entertainment, and multimedia computing. All Company revenues are generated from this subsidiary. Desper Products is the owner of certain technology which DTS desires to acquire. Desper Products is a California corporation incorporated in June 1986.
          Copies of this Annual Report, including our financial statements, and our quarterly reports on Form 10-Q as well as other corporate information, including press releases, of interest to our stockholders are available on our website promptly after filing or distribution. As used herein, Spatializer, the “Company,” “we” or “our” means Spatializer Audio Laboratories, Inc. and its wholly-owned subsidiaries.
Background of the Sale of Assets and Dissolution
          Spatializer has been under acute market pressure since 2002. In 2002, a personal computer account began migrating to a totally new operating system, which did not include any audio enhancements. The migration was completed in 2003 and the former licensee chose not to include any audio software enhancements, including those from Spatializer. This account had accounted for approximately 40% of Spatializer’s annual revenues.
          In 2003, Spatializer experienced declining revenue from three major customers, primarily from the curtailment or cessation of use of its products by these customers. Two of these cases were in the DVD player market, where Spatializer historically had been strong. During 2003, the DVD player market became largely commoditized, resulting in intense pricing pressure and a steep decline in price and margins. Manufacturers were forced to strip out features, such as those offered by Spatializer, in order to compete. One of Spatializer’s accounts switched to outside sourcing and Spatializer was able to expand its relationship with their supplier to recapture most of that revenue. However, a major new design win Spatializer was projecting for the DVD market was cancelled due to these cost constraints.
               In 2004, the revenue mix by licensee platform was significantly different compared to the prior year. The decrease in revenue on the DVD and personal computer accounts previously discussed generated approximately 56% of total fiscal 2003 revenue, which was lost in 2004. These losses were partially offset by three new revenue sources in cellular phones, mobile audio semiconductors and personal computers and the expansion of an existing license relating to recordable DVD. Cellular phone, mobile audio and the personal computer markets had been targeted by Spatializer for replacing the losses in the DVD player category. Nevertheless, market pressures mounted and Spatializer was forced to substantially reduce overhead in order to remain liquid.
          In response to increased market competitiveness and Spatializer’s difficulty competing in this environment, in November 2002, the board of directors created a Special Committee to review certain strategic opportunities as they arise and to obtain additional information regarding such opportunities for consideration and evaluation by the board of directors. Through December 19, 2005, the Special Committee consisted Gilbert Segel, James Pace and Henry Mandell. Messrs. Segel and Pace were independent directors of the Company. Spatializer hired an entity in late 2002 to provide investment banking services, paying such entity a $75,000 retainer fee. Over 100 companies were contacted on Spatializer’s behalf but, after examining the potential opportunities that resulted therefrom, Spatializer decided that no such opportunities were viable. Spatializer ended its relationship with such investment banking entity in the second half of 2003 as a result of the unsuccessful effort, with no future financial obligation to such entity.
          In August 2005, Spatializer and Strategic Equity Group, Inc. (collectively, with its broker/dealer subsidiary, “SEG”) entered into a confidentiality agreement in connection with a possible investment banking services relationship.
          In October 2005, Spatializer and SEG entered into an agreement for investment banking services. Under the terms of that agreement, Spatializer engaged SEG for a one year period, on an exclusive basis, to provide Spatializer with services, including the identification of possible strategic, financial and foreign partners or purchasers. Per the terms of such agreement, SEG received an upfront payment of a non-refundable retainer in the amount of $25,000 and is entitled to payment of a “success fee” payable upon consummation of a sale transaction in an amount equal to the greater of (a) $250,000 or (b) the sum of 5% of the first $2,000,000 of consideration, 4% of the second $2,000,000, 3% of the third $2,000,000 and 2% of any amount in excess of $6,000,000. SEG is also entitled to reimbursement for reasonable actual out-of-pocket expenses for travel and other incidentals in an amount not to exceed $25,000. Spatializer is required to indemnify SEG for liabilities that SEG may suffer which arise from the breach of any representations or warranties in the investment banking services agreement, the breach of any covenant of Spatializer in that agreement or any instrument contemplated by that agreement, any misrepresentations in any statement or certificate furnished by Spatializer pursuant to that agreement or in connection with any sale transaction contemplated by that agreement, any claims against, or liabilities or obligations of, Spatializer and any good faith acts of SEG undertaken in good faith and in furtherance of SEG’s performance under the agreement.
          On December 19, 2005, at a regularly scheduled meeting, the board of directors of Spatializer discussed Spatializer’s current financial outlook. Management indicated to the board of directors that two customers, the revenues from which accounted for approximately 70% of Spatializer’s revenues during 2005, would not be sustainable in 2006. Based on management’s estimates, without new licensing revenue sources, management believed Spatializer would exhaust its available cash by the fourth quarter of 2006. The board of directors also discussed various strategic options for Spatializer, including potential suitors and the distribution by SEG of interest books to approximately 55 potential purchasers; competition in its niche; and other business matters. Following the presentation, Gilbert Segel and James Pace, two of the three independent directors of Spatializer, decided to resign from the board of directors in order to allow for other individuals more qualified and experienced in matters relating to the sale of Spatializer and other strategic alternatives for Spatializer, including liquidation, to fill the vacancies created. The board was reduced from four members to three authorized directors, leaving one vacancy thereon, which has not been filled to date. Henry R. Mandell then indicated his desire to resign as an officer of Spatializer, for personal reasons, effective January 6, 2006, which vacancy would result in a significant reduction in payroll expense, but also to remain as a director and Chairman of the Board and Secretary of Spatializer. Mr. Mandell offered to become a consultant to Spatializer on terms to be negotiated with Carlo Civelli, the remaining member of the Board. The board of directors then discussed plans for the future of Spatializer and measures for scaling back operations, while continuing to pursue a potential buyer through SEG, with a view to maximizing stockholder value.
          On January 6, 2006, Henry R. Mandell’s resignation as the Chief Executive Officer and Chief Financial Officer became effective. Effective as of that date, Spatializer and Mr. Mandell entered into an agreement to continue his employment with Spatializer as Chairman and Secretary. Mr. Mandell agreed to continue to provide certain specified services to Spatializer, including supervising the preparation of Spatializer’s financial statements and records; reviewing and authorizing day to day disbursements; supervising all of Spatializer’s licensing and business activities; handling stockholder communications; and serving as the contact person with SEG. He was permitted to accept other employment during the term of the agreement. As an incentive for Mr. Mandell to continue in Spatializer’s employ during the term of the agreement, and in consideration of foregoing certain severance pay to which he otherwise may have been entitled, Spatializer paid him a lump sum payment of $35,733.33, which amount was paid concurrently with the execution of the agreement. The agreement also provided for a monthly salary of $5,000, a bonus of $10,000 for Mr. Mandell’s assistance in the preparation of Spatializer’s Form 10-K for the fiscal year ended December 31, 2005 and a separate bonus of $5,000 each for his assistance on each Form 10-Q upon which he assists for any quarterly period ending after December 31, 2005 and each proxy. Additionally, if Spatializer is sold or enters into certain specified extraordinary transactions during the term of the agreement, Mr. Mandell may be entitled to an additional bonus in an amount equal to 3.5% of the total consideration, not to exceed $150,000. During the term of the agreement, he is entitled to employee benefits and reimbursement of reasonable, actual and necessary business expenses. The agreement contains certain non-competition, non-solicitation and confidentiality provisions. The agreement terminated certain provisions of Mr. Mandell’s then existing employment agreement (including without limitation the compensation and severance pay obligations thereunder) but continued certain other provisions thereof (such as the proprietary information, confidentiality and other similar provisions thereunder). The agreement was scheduled to expire on the earlier of (a) the consummation of certain extraordinary transactions, (b) the expiration, termination or non-renewal of the directors’ and officers’ insurance policy of Spatializer under which Mr. Mandell is covered as a director and officer of Spatializer and (c) June 30, 2006, but was extended for a period ending on the earlier of June 30, 2007 or the date of dissolution of Spatializer. Spatializer may terminate Mr. Mandell’s employment at any time during the term and Mr. Mandell may voluntarily resign his employment at any time during such term.
          On January 10, 2006, Spatializer issued a press release regarding a potential auction, open to pre-qualified buyers, of the assets of Spatializer or the sale of an unlimited number of perpetual licenses of certain technology of Spatializer, all of which transactions would be subject to stockholder approval. Under the contemplated open auction process, potential buyers were invited to bid for the assets of Spatializer at a minimum bid of $2,000,000, such assets to be sold on an “as-is/where is” basis. Simultaneously, Spatializer offered all interested parties the opportunity to acquire non-exclusive, royalty-free, irrevocable, perpetual licenses for a one-time fee of $750,000 each, which licenses would be absent of any representations, warranties, or ongoing support by Spatializer. Bids were due by 11:59 P.M. Pacific Standard Time on February 15, 2006.
          During a period commencing on or about January 12, 2006 through February 15, 2006, SEG sent out to more than 160 potential buyers materials relating to the announced auction. SEG followed up, or attempted to follow up, with such potential buyers through the close of the auction period.
          At a meeting held on February 16, 2006, the board of directors of Spatializer discussed a proposed term sheet for the acquisition of Spatializer’s assets that had been delivered by DTS, Inc, a Delaware corporation and leading provider of entertainment technology products and services to the audio and image entertainment markets worldwide. The board of directors also discussed feedback that SEG had received from certain of the potential buyers that had been contacted during the auction period. As DTS’s offer did not specify a precise purchase price, such offer was deemed non-conforming to the guidelines established for the initial auction. Certain of the potential buyers had requested an extension of the auction period to perform additional due diligence. The board of directors again discussed what alternatives were available to Spatializer. The board of directors elected to extend the auction period until 11:59 P.M., Pacific Standard Time, on March 15, 2006 to provide bidders and other interested parties additional time to clarify their offers and perform further due diligence, as well as to permit Spatializer time to solicit additional offers. The board of directors, based on feedback received in the auction process, determined to simplify the auction process and eliminated the minimum bid requirements but reserved the right to reject any offers or bids in their discretion.
          During the period from February 15, 2006 through March 15, 2006, SEG continued to follow up, or attempted to follow up, with the potential buyers to whom auction materials had been provided.
          At the close of the extended auction period, Spatializer received a bid from DTS for the purchase of substantially all of the assets of Spatializer and Desper Products and bids from three other parties interested in buying a perpetual license. Management of Spatializer determined that the bids for the perpetual licenses were not sufficient in amount and decided that the bid for the assets of Spatializer received from DTS was the most attractive offer to pursue.
          From March 16, 2006 through approximately April 10, 2006, Spatializer and DTS negotiated the terms of a non-binding letter of intent. Although Spatializer, in the course of such negotiations, requested that the transaction be structured as a stock sale or merger transaction, DTS was not willing to so structure the transaction. The letter of intent, requiring the transaction to be structured as an asset sale, was executed on April 10, 2006. In connection with the execution of the letter of intent and as required by the terms thereof, DTS deposited $250,000 towards the purchase price of the assets, which deposit amount is being held in a trust account and will be disbursed to Spatializer contingent upon, among other things, approval of the transaction by the stockholders of Spatializer and satisfaction of the conditions to closing.
          From January 25, 2006 through May 5, 2006, DTS performed various due diligence examinations relating to Spatializer. Preliminary discussions were held over the phone between DTS and SEG on January 25, 2006 and February 6, 2006. A technology demonstration was held at SEG’s office on February 10, 2006. A due diligence conference call including Spatializer was held on February 13, 2006. Counsel to DTS spent February 23, 2006, at SEG’s office analyzing contracts and various other due diligence items. Four due diligence conference calls were held in March 2006, as well as three additional conference calls in April 2006, and one in May 2006.
          During the period from May 1, 2006 through mid-September 2006, legal counsel for DTS and for Spatializer prepared, and representatives of DTS and Spatializer negotiated, the Asset Purchase Agreement.
          In July 2006, the board of directors of Spatializer was presented with and carefully considered a draft of the Asset Purchase Agreement. After due consideration of such draft, the board of directors of Spatializer approved, by unanimous written consent dated July 10, 2006, a form of the Asset Purchase Agreement. However, subsequent to that date, numerous changes and refinements were made to that draft based on the negotiations of the parties.
          In July 2006, the board of directors of Desper Products was presented with and carefully considered a draft of the Asset Purchase Agreement. After due consideration of such draft, the board of directors of Desper Products approved, by a written consent of sole director dated July 10, 2006, a form of the Asset Purchase Agreement. However, subsequent to that date, numerous changes and refinements were made to that draft based on the negotiations of the parties.
          In August 2006, the board of directors of Spatializer was presented with and carefully considered a revised draft of the Asset Purchase Agreement. After due consideration of all of the foregoing, the board of directors of Spatializer, by a unanimous written consent of directors dated August 28, 2006, authorized the execution and delivery on behalf of Spatializer of the Asset Purchase Agreement providing for the sale to DTS and its wholly owned subsidiary, DTS BVI, a British Virgin listed corporation, of all or substantially all of the assets of each of Spatializer and Desper Products, deemed the sale of all or substantially all of the assets of Spatializer and Desper Products for $1,000,000 in aggregate cash consideration to be expedient, advisable, and in the best interests of Spatializer. Furthermore, the board of directors of Spatializer deemed it advisable that, following the sale of the assets, Spatializer be dissolved. The board of directors also recommended that the stockholders of Spatializer vote in favor of both the sale of assets transaction and the dissolution of Spatializer. The board of directors called a meeting of the stockholders of Spatializer to consider the proposed sale of assets pursuant to the Asset Purchase Agreement and to take action upon the resolution of the board of directors to dissolve Spatializer.
          Effective August 28, 2006, Spatializer, as the sole shareholder of Desper Products, executed a written consent of sole shareholder approving the principal terms of the sale of the assets of Desper Products.
          On September 18, 2006, the parties executed and delivered the Asset Purchase Agreement. A special stockholders meeting was called for January 24, 2007 to approve sale of assets and to authorize the dissolution of the Company. Proxies were mailed on or about December 1, 2006. The meeting was adjourned without a final vote in the Board’s view of the best interest of the stockholders. The meeting was reconvened on February 21, 2007. The vote required to approve the asset sale and dissolution was a majority of the shares outstanding on the record date. The dissolution proposal was contingent upon approval of the asset sale. A total of 15,334,520 shares voted on the asset sale proposal, of which 14,407,084 shares were voted in favor, 823,182 shares voted against and 104,284 votes abstained. Although the votes cast on the proposal to sell the assets was overwhelmingly in favor thereof, the requisite vote was not obtained. As a result, the proposal was not approved and the Board is considering its options
          Our financial statements, beginning on page 27 hereof, contain information relating to our revenues, loss and total assets for the fiscal year ended December 31, 2006.

     Desper Products, Inc. — Virtual Audio Signal Processing Technologies
          DPI developed a suite of proprietary advanced audio signal processing technologies for the entire spectrum of applications falling under the general category of virtual audio. The objective in each product category is to create or simulate the effect of a multi-speaker sonic environment using two ordinary speakers (or headphones) for playback. The market for virtual audio is segmented into six broad categories of technology as identified in the listing below. Each of these technologies utilizes different underlying scientific principles in accomplishing its design objectives and is targeted to a specific class of consumer electronics or multimedia computer depending on the intended product use and functional capability of the product.

Technology	Product Categories	Audio Enhancement
Spatializer® 3-D Stereo	Stereo TV’s, Stereo Components and Systems, Car Audio, Laptop and Desktop Multimedia Computers, Set-top Boxes	Surround sound enhancement from an ordinary stereo (two-channel) signal
Spatializer ((environ))TM	Cell Phones and Mobile Multimedia Players	Widens sound stage and improves stereo separation from two-channel ring tones, compressed audio, FM and TV broadcast and games.
Spatializer N-2-2 Ultra TM	DVDP, DVDR, PVR, AV Receivers, Multimedia PCs, DTV,STB	Creation of spatially accurate home theater surround sound from two channel sources
Spatializer enCompass AV TM	Products incorporating multi-channel audio sources like Dolby ProLogic II®: AV Receivers	Creation of spatially accurate multi-speaker cinematic audio experience from two-channel audio information
Spatializer Audio Alchemy TM	Computers and Recordable DVD utilizing DVD/MPEG and decoding, Cell phone handsets.	Static noise reduction combined with stabilization of dynamic audio range
Spatializer Vi.B.E. TM	Mobile Multimedia Players, Cell Phones, DVD Players/Recorders, DTV, Stereo Components and Systems, Car Audio, Laptop and Desktop Multimedia PCs and Headphones.	Simulation of low frequency response from speakers with poor low frequency capability
Spatializer DRC TM	Laptop and Desktop Multimedia Computers, Cell Phones and Portable Multimedia Players	Prevents over-driving speakers, headphones or ear buds while maximizing the dynamic audio output
Spatializer Natural Headphone TM	Headphones, Mobile Phones, Mobile Multimedia Players	Creation of spatially accurate multi- speaker cinematic audio experience from headphones utilizing discrete multi-channel audio information
Spatializer PCE TM	DTV, Mobile Phones, Mobile Multimedia Players, Multimedia PCs, Headphones	Creation of more recognizable and “cleaner” music or dialog from all media sources

Licensed Products
          Our current technology product applications are directed to (1) speaker enhancement, (2) stereo surround sound enhancement, (3) mobile entertainment enhancement and (4) noise reduction.
1.	Spatializer 3D Stereo. Based upon proprietary methods of stereo signal processing, our Spatializer 3—D Stereo technology is designed to create a vivid and expansive three- dimensional surround sound listening experience from any stereo source input using only two ordinary speakers. Along with professional audio quality and coherent stable sonic imaging, the technology includes our unique DDP™ (Double Detect and Protect™) algorithm. DDP continuously monitors the underlying stereo signal and dynamically optimizes spatial processing, avoiding deleterious sonic artifacts common in other systems and provides “set and forget” ease of use for consumers. First introduced in July 1994 by DPI, in the form of a 20 pin analog integrated circuit (IC) from Matsushita Electronics Corporation (“MEC”), the technology is now incorporated into low-cost, standard process ICs by three chip foundries (Matsushita, ESS Technologies, Inc. and OnChip Systems) for easy and inexpensive implementation in any consumer electronics or computer products utilizing stereo audio. The technology is currently available in both analog and digital formats. Matsushita introduced a new Spatializer IC design in 1999, offering the Spatializer 3-D Stereo effect in a simplified, lower cost package. In early 2002, we introduced a new algorithm-based technology which provides a virtual surround sound effect from a two channel input for DSP-based environments. In 2003, we introduced Spatializer ((environ)), especially designed for cellular phones with two, closely spaced speakers to enhance both ring tones and music.

2.	Spatializer N-2-2 Ultra Digital Virtual Surround. In September 1996, DPI introduced Spatializer N-2-2, which we consider a “core”, and “enabling” technology for Dolby Digital-based home theater products and personal computers. In mid-2001, DPI introduced Spatializer N-2-2 Ultra as the latest generation of this core audio technology. The audio standards for multi-channel digital audio(based upon geographic region) are multi-channel audio formats (Dolby Digital® (AC-3) and MPEG-2) which carry up to eight (or more) discrete (independent) channels of audio — the front left and right channels, a center channel (for vocal tracks), two rear surround channels and a Low Frequency Effects (LFE or “sub-woofer”) channel for sound effects. The Spatializer N-2-2Ultra software- based algorithms permit spatially accurate reproduction of this multi-channel audio over any ordinary stereo system using two rather than the five or six speakers normally required in traditional home theater setups. Spatializer N-2-2Ultra runs in real-time on general purpose Digital Signal Processing (“DSP”) hardware platforms like those offered by LSI, Acer Labs, Inc., NEC, Motorola, MediaTek and Zoran; may be integrated with host based software-only MPEG-2 or DVD decoders (like WinDVD and PowerDVD, offered by InterVideo and Cyberlink, respectively, for the Intel® Pentium® series of microprocessors); and can be ported to any of the principal audio codecs or media processor/accelerator platforms performing Dolby Digital (AC-3) or MPEG-2 audio decoding. Spatializer N-2-2Ultra has been approved by Dolby Laboratories and qualifies Spatializer licensees to use the newly created Dolby Digital VIRTUAL™ trademark on products incorporating the technology. We believe our Spatializer N-2-2 Ultra process has helped to widen and accelerate the market for DVD acceptance, because it delivers the full cinematic audio experience to ordinary consumers without the additional expense and complication of multi-speaker home theater playback systems. The Company holds a patent on this technology.

3.	Spatializer Vi.B.E. In early 1999, DPI introduced Spatializer Vi.B.E., a virtual bass enhancement technology. Spatializer Vi.B.E. produces a dynamic bass response from even the lowest-end speakers or headphones. This is particularly important in enhancing the audio of all forms of portable digital audio devices. Spatializer Vi.B.E. uses proprietary technology to generate the perception of realistic bass frequencies that are unaffected by actual speaker system frequency response capability.

4.	Spatializer VSP-11 First introduced by DPI in early 2002, Spatializer VSP-11 (Virtual Sound Processor 11) is a stand-alone application program for Microsoft Windows 95, 98, ME, 2000 and XP platforms that utilizes Spatializer proprietary psychoacoustic techniques to allow consumers to enjoy the benefits of the renowned Spatializer audio enhancement technologies on leading media players, soft DVD players and file sharing programs. This means that Spatializer VSP-11 is a universal audio enhancement software package that will enhance output from the Microsoft® Media Player, Real Player®, Real Jukebox®, WinAmp®, WinDVD®, PowerDVD®, among others, without any special modification. It will run in conjunction with any sound card, as well as with USB audio.

5.	Spatializer Natural Headphone Spatializer Natural Headphone, introduced by DPI in March 2001, renders spatially accurate multiple speaker positions simulating the typical home theater or stereo arrangement through a headphone. The headphone algorithm delivers a high performance simulated surround sound experience, using a reasonable amount of processing power at a reasonable cost. Thus, this solution is equally practical and effective for both low-power portable devices and home theater applications. Unlike typical virtual surround sound headphone solutions, which rely heavily on reverberation which can sound unnatural, Spatializer Natural Headphone utilizes a combination of techniques to provide an expanded, yet natural sound field.

6.	Spatializer PCE, introduced in October 2001, makes high frequencies clearer, crisper and more brilliant while low frequencies are more dramatic, tighter and have more impact. Spatializer® PCE gives the manufacturer an inexpensive way to dramatically improve the sound of low-end loudspeakers, such as the kind found in televisions, boom boxes and computers. Spatializer PCE is also ideal for improving the quality of Internet audio, which can sound rather lackluster and dull due to compression or low bit rates. It can be applied prior to encoding audio streams, and can just as easily enhance the playback of the decompressed audio. It can improve the clarity, intelligibility and impact of both dialog and music. Spatializer PCE works by both modifying and smoothing non-linear phase response and by creating psycho-acoustic cues. Typical equalization techniques cause phase distortion (non-zero group delay) due to non-linear phase response. Spatializer PCE has a nearly-linear phase response, which results in a near-zero group delay. This improves the “naturalness”, or transparency of the dialog or music by not adding to phase distortion already present in many playback systems. This technology is patent pending. Spatializer PCE can be custom tailored for two or an array of speaker configurations. The technology, without a surround sound effect, can enhance single speaker applications as well.

7.	Spatializer enCompass AV Spatializer enCompass AV, launched in late 2002, is designed to offer high quality, multi-channel audio, even from mono or stereo sources. This technology allows owners of home theater systems with five or more speakers to hear a surround sound effect, utilizing all of their speakers to deliver full system utility from CDs, cassettes or VHS tape or records.

8.	Spatializer VirtuaLFE processes the sub-woofer channel with proprietary psycho-acoustic techniques to virtualize, reinforce and enhance the effect for accurate reproduction through two speaker home audio or on-board television speakers. The result is an emotive low frequency effect that brings DVDs alive as if an actual sub-woofer speaker were employed. The efficient algorithm architecture makes implementation feasible on a wide array of home entertainment products.

9.	Spatializer Audio Alchemy dynamically removes noise from up to six input channel simultaneously. Utilizing state of the art noise removal and reduction techniques, Spatializer Audio Alchemy dynamically adjusts to changing noise levels and environments. Tailored for the human voice, Spatializer Audio Alchemy removes background noise such as fans, motor hum, and tape hiss. Spatializer Audio Alchemy features an advanced equalization processor to compensate for frequency response limitations in the audio recording hardware and transducers. In addition, Spatializer Audio Alchemy also performs spatial reconstruction to simulate the original acoustic environment, and normalizes the dynamic range of the digital audio source to a level compatible with home theater environments. This technology is patent pending.
In addition, we offered three whole product solutions with multiple Spatializer technologies that comprehensively address the unique audio delivery challenges inherent in each targeted platform. The Spatializer HD Class is comprised of three new products specifically targeted at home audio, cellular telephones and other mobile applications and personal computers. The Spatializer technologies in each package operate in a complementary fashion, such that the concurrent technologies deliver a more powerful and effective audio experience than that possible from a single solution. Further, each technology has been optimized and customized for the targeted application and is designed to overcome the audio challenges presented by small form factor, transducer limitations and even cost constraints.
Spatializer UltraMobile HD™ delivers higher definition digital audio to mobile audio systems through the multiple and complementary use of Spatializer Natural Headphone, Spatializer Vi.B.E. and Spatializer PCE. UltraMobile HD improves the performance of low cost headphones or ear buds, as well as from compressed audio by opening up the sound field while improving bass performance. In cellular telephone applications, Spatializer ((environ)) delivers maximum performance from micro-speakers that are mounted closely together and helps compensate for the more limited dynamic range as compared with standard size speakers. When applied to stereophonic ring tones, Spatializer ((environ)) creates a startling and expressive sound field when such speakers are utilized in cellular handsets.

Spatializer UltraTV HD™ delivers higher definition digital audio performance to digital televisions, DVD players and DVD Recorders. HDTV signals can realistically be retrieved only in limited ways, leading to customer disappointment. The Spatializer UltraTV HD processor is designed to compensate for these shortcomings in digital home entertainment for the millions of households without home theater systems. Realistic surround sound, near-sub-woofer effects and crisp dialog is made possible through two speakers, rather than through expensive arrays of external speakers. Another unique aspect of this product is that it is designed specifically for playback through television speakers and can be custom tailored to the frequency aspects of a manufacturer’s speaker set.
Spatializer UltraPC HD™ helps ease the transition of the personal computer from business tool to a comprehensive component of the digital home entertainment experience. Spatializer UltraPC HD includes Spatializer N-2-2 Ultra that delivers surround sound through only two speakers, Spatializer Natural Headphone for personal surround sound, Spatializer VirtuaLFE™ that processes the sub-woofer channel for a low frequency effect through ordinary speakers and Spatializer PCE for dialog clarity. Each of these technologies has been optimized for small speaker or headphone playback and can be custom tuned to a manufacturer’s specific speaker set.
Licensing Activities
          Until 2000, we licensed our technologies primarily through semiconductor manufacturing and distribution licenses (“Foundry Licenses”) with semiconductor foundries. In turn, the foundries manufacture and distribute integrated circuits ICs (integrated circuits) or DSPs (digital signal processors) incorporating Spatializer technology to consumer electronics and multimedia computer OEMs (original equipment manufacturers).
          In 2000, we began offering foundries the option of entering into a non-royalty bearing distribution agreement with us. Under this business model, the foundry offers Spatializer technology as an optional feature, promotes our technology in their sales materials and cooperates with the Spatializer sales force in closing license agreements for Spatializer technology with the OEM customer. This business model provides the foundry with an additional selling feature at no additional cost to the foundry. The OEM can obtain use of the technology directly from Spatializer without any additional mark-up from the foundry.
          The terms of all of our licenses are negotiated on an individual basis requiring the payment of a per unit running royalty according to sliding scales based upon cumulative volume. Some of our licenses call for the payment of an up-front license issuance fee either in lieu of, or in addition to the running royalty. Other agreements require the OEM customer, rather than the foundry, to pay the royalty. Per unit royalties are generally reportable and payable 45 days after the end of the quarter following shipment from the foundry to the OEM or, in the case of a distribution agreement, by the OEM to its accounts.
          OEMs who desire to incorporate these DSPs or ICs into their products are required to enter into a license (“OEM Licenses”) with us before they may purchase the ICs in quantity. Foundry Licenses generally have limited the sale of DSPs or ICs with Spatializer technology to OEMs who have entered into an OEM License with us. OEM licenses generally provide for the payment of a further per unit royalty by the OEM for OEM products incorporating a Spatializer IC (“Licensed Products”) payable in the quarter following shipment by the OEM of its Licensed Products.
          We have signed an Asset purchase Agreement with DTS and have been attempting to secure stockholder approval of the sale, as outlined in the second paragraph of the Overview section above. Licensing activities are suspended
          IC/DSP Foundry Licenses
               The Company, through its wholly-owned subsidiary, Desper Products, Inc., entered into a major multi-technology licensing agreement with Samsung Electronics, Co. Ltd. on August 22, 2005.
          As of December 31, 2006, we have entered into non-exclusive Foundry Licenses for our Virtual Audio Signal Processing technologies with Matsushita Electronics Corporation (“MEC”), Samsung Electronics, Sigmatel, ESS Technology, Inc. (“ESS”), OnChip Systems, Inc. (“OnChip”), LSI Logic, Inc. (“LSI”), Acer Labs, Inc. (“Ali”), MIPS Technologies, NJRC, Tvia, Inc., Texas Instruments, Cirrus Logic, NEC and MediaTek. Foundry Licenses generally require the payment of per unit running royalties based upon a sliding scale computed on the number of Spatializer ICs or DSPs sold.

          As of December 31, 2006, more than 50 million ICs, programmable processors and DSPs incorporating Spatializer audio signal processing technology had been manufactured and sold.
          OEM Licensees and Customers
          As of December 31, 2006, our technology has been incorporated in products offered by more than 105 separate OEM Licensees and customers on various economic and business terms. Some of these OEM Licenses required a license issuance fee and/or a separate per unit royalty, while others were licensed under the Logo Usage Agreement (“LUA”) or were authorized customers under bundled royalty licenses with the IC foundries. The OEM Licensees and customers offer a wide range of products, which include DVD players and recorders, cellular phones, portable digital audio players, programmable processors, multimedia desktop personal computers, notebook computers and digital televisions.
          In 2006 two major customers, Sharp and Funai, not presented in order of importance, each accounted for 10% or more of our total revenues. One OEM accounted for 49% and one accounted for 20% of our royalty revenues during 2006. Four other accounts comprised more than 5%, but less than 10% of revenues. All other OEM’s accounted for less than 5% of royalty revenues individually. The following table is a partial list of the OEM Licensees and authorized customers as of December 31, 2006:
•	Acer Labs

•	Apple Computer

•	Funai

•	InterVideo

•	JVC

•	LG Electronics

•	Logitech

•	LSI

•	Matsushita Electronics

•	Micronas

•	Mitsubishi Image and Information Works

•	Motorola

•	NEC

•	Orion

•	Panasonic TV

•	Samsung

•	Sanyo Corp.

•	Sharp Corp.

•	Sigmatel

•	Texas Instruments

•	Theta Digital

•	Toshiba DVD

•	Toshiba TV

•	Zoran
          We have extensive relationships with OEM licensees and customers outside the United States. Japanese and Korean based entities accounted for 91% and 2% of our total revenues, respectively, in 2006; 62% and 34% of our total revenues, respectively, in 2005; and 70% and 25% of our total revenues, respectively, in 2004. The products incorporating our technology are, in turn, sold throughout the world, in market segments and amounts that are consistent with the overall general world markets for consumer electronics and software.
          Customers, Revenues and Expenses
          We generate revenues in our audio business from royalties pursuant to our Foundry, OEM, and other licenses, and from non-recurring engineering fees to port our technologies to specific licensees’ applications. Our revenues, which totaled $334,000 in 2006, were derived almost entirely from Foundry and OEM license fees and royalties.
          We have sought to maximize return on our intellectual property base by concentrating our efforts in higher margin licensing and software products and eliminating our hardware product operations. Licensing operations have been managed internally by our personnel and through use of an international sales representative force.
          In 2006, revenues declined substantially as compared with the prior year. Revenues from Samsung and Matsushita wound down as contracts expired and the Company’s marketing activities were dormant. This was identified in late 2005, based on future third party product plans and discussions with these customers. It became apparent that revenues from these two accounts were not sustainable at current levels in the future. As a result, and due to the resignations of two directors and the CEO, our board of directors determined in late December 2005 to offer the Company’s assets for sale or to sell perpetual non-exclusive licenses of our intellectual property (with a subsequent sale of the residual assets) and to position the Company to exit the audio licensing business and to wind up and dissolve.
Competition
          We competed with a number of entities that produce various audio enhancement processes, technologies and products, some utilizing traditional two-speaker playback, others utilizing multiple speakers, and others restricted to headphone listening. These include the consumer versions of multiple speakers, matrix and discrete digital technologies developed for theatrical motion picture exhibition (like Dolby Digital®, Dolby ProLogic®, and DTS®), as well as other technologies designed to create an enhanced stereo image from two or more speakers.
          Our principal competitors in the field of virtual audio are SRS Labs, Inc., Dolby Laboratories, Inc., Sonaptic and Qsound Labs, Inc. In addition, some DSP foundries and OEMs have proprietary virtual audio technologies that they regularly offer to OEMs at no cost. These companies have, or may have, substantially greater resources than us to devote to further technologies and new product developments.
          Pressure on OEMs to reduce their costs, particularly in the DVD market, is intense. The marketplace is also susceptible to undisciplined competitors who, from time to time, may offer below market prices to generate short term revenue and larger market penetrations even if it does not provide for viable margins. In the future, our products and technologies also may compete with audio technologies and product applications developed by other companies including entities that have business relationships with us. Factors that affect our ability to compete include product quality, performance and features, conformance to existing and new standards, price, customer support and marketing and distribution strategies.
          We were unable to compete in this market, even though we offered a single source, complete suite of patented and proprietary 3D Stereo, interactive positional, virtual surround sound, headphone and speaker virtualization technologies. We lacked sufficient financial resources to compete, were closely dependent on third party licensee marketing plans which generally presented a longer or uncertain revenue stream than our cash resources could support and found the market less receptive to our value proposition than we had expected.
Research and Development
          Our research and development expenditures in 2006, 2005 and 2004 were approximately 23%, 30% and 34% of total operating expenses, respectively. These expenses consist of salaries and related costs of employees and consultants engaged in ongoing research, design and development activities and costs for engineering materials and supplies.
          As of December 31, 2006, we had no employees in our R&D group, based on our board of directors’ decision to offer our assets for sale. We discontinued our technology development in December 2005 and support efforts in May 2006 when the sole engineer resigned.
Intellectual Property and Proprietary Information
          We rely on a variety of intellectual property protections for our products and services, including patent, copyright, trademark and trade secret laws, and contractual obligations. On March 20, 1998, we filed a patent application on our enCompass V 2.0 technology with the United States Patent & Trademark Office (“USPTO”) covering our enCompass 2.0 positional audio gaming technology. In June 2000, we filed an additional patent application for our reduced cost/higher performance 3-D Stereo circuit design. In late 2002, we filed a patent application covering our Spatializer PCE technology. In 2003, we filed a patent application for Spatializer Audio Alchemy. Much of our intellectual property consists of trade secrets. We possess copyright protection for its principal software applications and has U.S. and foreign trademark protection for its key product names and logo marks.
          There can be no assurance that these measures will be successful, or that competitors will not be able to produce a non-infringing competitive product or service. In addition, the laws of certain countries in which our products are or may be developed, manufactured or sold, including various countries in Asia, may not protect our products and intellectual property rights to the same extent as the laws of the United States, or at all. There can be no assurance that third parties will not assert infringement claims against us, or that if required to obtain any third party licenses as a result of an infringement dispute, we will be able to obtain such licenses.
Seasonality
          Due to our dependence on the consumer electronics market, we have experienced seasonal fluctuations in sales and earnings. In particular, we believe that there has been seasonality relating to the Christmas season in the third and fourth quarters, which generally are our strongest quarters, as well as the first quarter, which is generally our weakest quarter. We attempted to diversify our key market segments in the consumer electronics industry in an effort to even out our seasonal fluctuation. Overall, seasonality does not have a material effect on our business.

Employees
          We began 2006 with two full -time employees and decreased our staff to one part-time employee by December 31, 2006. At year-end, there was one part-time employee engaged in general administration. None of our employees are represented by a labor union or are subject to a collective bargaining agreement.
Item 1A. Risk Factors
          This Annual Report on Form 10-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, reflecting management’s current expectations. Examples of such forward-looking statements include our expectations with respect to our strategy. Although we believe that our expectations are based upon reasonable assumptions, there can be no assurances that our financial goals or any transactions described herein will be realized. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Numerous factors may affect our actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of our company. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words, “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. The important factors discussed under the caption “Factors That May Affect Future Results” in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, herein, among others, would cause actual results to differ materially from those indicated by forward-looking statements made herein and represent management’s current expectations and are inherently uncertain. Investors are warned that actual results may differ from management’s expectations. We assume no obligation to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.
Our Board of Directors has Determined it is in the Company’s and its Stockholders Best Interests to Attempt to Sell the Company’s Assets.
          We have experienced a loss from operations in each of the last four fiscal years. After exploring other exit strategies and opportunities, our Board of Directors engaged Strategic Equity Group in October 2005 to explore strategic partners or purchases. In December 2005 our revenues were stagnant, with those from certain of our major customers winding down. Revenues from certain of our other customers appear not to be sustainable in the future. In December 2005, two of our four directors resigned and the Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Secretary resigned from all positions held with the Company other than as a director, Chairman and Secretary. Thus, in December 2005, the Board of Directors concluded to attempt to sell the Company either through a sale of assets or a sale of multiple, non-exclusive perpetual licenses with a subsequent sale of the residual assets with the assistance of Strategic Equity Group. Although the Company negotiated an agreement for the sale of its assets, such transaction required stockholder approval. Such transaction was voted on by Stockholders and did not pass at a meeting held in February 2007, causing us to reconsider our options. There is no assurance that a subsequent attempt to obtain stockholder consent will be successful. Further, even if such transaction is consummated, there is no assurance that there will be any funds available for distribution to stockholders. If such sale and subsequent wind up and dissolution is not approved, the Board of Directors will be required to explore other alternatives for the Company and its business.
We Are Unable to Achieve or Sustain Profitability in the Future or Obtain Future Financing and Our Business Operations Will Fail
          We have experienced a loss from operations and a net loss in each of the last four years. While our objective and full effort had been on managing a profitable business, due to the market conditions and factors outlined in previous Annual Reports on Form 10-K and their impact on fluctuations in operating expenses and revenues, we no longer believe that we can generate a positive profit position in any given future period. We do not expect that we can increase sales of our products and technologies, or that we will successfully develop and market any additional products, or achieve or sustain future profitability. We cannot, because of market and business conditions, rely on the sale of shares or on debt financings in the future. Further, we do not believe that debt or equity financing will be available as required and as such, have decided to try to sell the assets of the Company.
There is No Guarantee That There Will be Funds Available for Distribution to Stockholders if We Cannot Get Stockholder Approval for the Asset Sale, if the Approval is Untimely or if Claims Arise Post-Sale During the 275-Day Warranty Period
          If the asset sale is not approved, there will be minimal, if any funds available for distribution to the stockholders. The Asset

Purchase Agreement with DTS specifies an expiration date of June 27, 2007, after which DTS has no further obligation to buy the assets. Since, the majority of stockholders failed to vote to approve the sale, we will have to resolicit the vote. This effort may be unsuccessful. Further, there is no assurance that DTS would extend the deadline for the closing if the time required to solicit went past June 27, 2007. While management has been marshalling assets, the company might simply exhaust its funds trying to find another purchaser of its assets. Further, should an unforeseen defect in our representations and warranties during the 275-day post closing period arise, DTS could ask us for compensation that could reduce the amount of funds available for distribution. Nevertheless, management believes that approval of the asset sale offers the best prospects for some distribution of funds to our stockholders.
The Market For Our Stock May Not Be Liquid And The Stock Price May Be Subject To Volatility
          Our stock is quoted on the OTC Bulletin Board, where low trading volume and high volatility is often experienced. While a few firms make a market in our stock, the historically low trading volume and relatively few market makers of our stock makes it more likely that a severe fluctuation in volume, either up or down, will significantly impact the stock price. There can be no assurance that these market makers will continue to quote our stock and a reduction in such market makers would negatively impact trading liquidity. Further, with our constrained resources and increased cost and time associated with implementation of Sarbanes-Oxley, it may not be possible for us to remain listed on the OTC Bulletin Board in the future as a fully reporting company. Lastly, uncertainty surrounding the proposed asset sale may limit the liquidity of our stock. This and the existing limited market and volume in the trading of our stock, may result in our stockholders having difficulty selling our common stock. The trading price of our Common Stock has been, and will likely continue to be, subject to wide fluctuations in response to quarterly variations in our operating results, status of the proposed asset sale, possible claims arising from such sale, general market fluctuations and other events and factors, some of which may be beyond our control.
The Lack of Personnel Has Created a Deficiency in the Segregation of Duties That Has Been Disclosed as a Material Weakness
          Due to the Company’s present circumstances, there are only one remaining part-time employee (Chairman) and a contract bookkeeper that are responsible for maintenance of the accounting records and other aspects of internal control. Thus, segregation of duties is limited, and there is limited oversight of the remaining employee. Although the financials are reviewed by it’s registered public accounting firm quarterly and disbursements are initiated by the bookkeeper and then signed by the Chairman, the lack of personnel has created a material weakness that the Company, due to limited operations, cannot rectify at this time.
Item 1B. Unresolved Staff Comments
Not applicable.
Item 2. Properties
          Our corporate office and research center in San Jose, California, was the primary location for our audio technology division, Desper Products, Inc. We occupied approximately 1,300 square feet with an annual rent on a full service basis of approximately $25,500 in calendar 2005 and $26,275 in calendar 2006. The lease expired on December 31, 2006 and, based upon the decision to try to sell the Company’s assets, was not renewed. We leased our space at rental rates and on terms which management believed were consistent with those available for similar space in the applicable local area. Such property was well maintained and adequate to support our requirements.
          Our executive office was located in Westlake Village, California, where we occupied approximately 100 square feet at an annual rent of approximately $5,300. The lease term on this space expired on June 30, 2005 and was renewable on a month to month basis thereafter. This space in the Los Angeles area was used to facilitate business and contacts with the entertainment community as well as with our accountants, lawyers and directors. This space was vacated and the month to month lease terminated in February 2006.
          We leased an apartment in San Jose, California for use by the chief executive officer when away from the executive office. The annual rent on this apartment was approximately $16,800. The lease was on a month-to-month basis and was terminated in January 2006.
Item 3. Legal Proceedings
          From time to time we may be involved in various disputes and litigation matters arising in the normal course of business. As of the date of this Annual Report on Form 10-K, we are not involved in any legal proceedings that are expected to have a material adverse effect on our consolidated financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties. Were an unfavorable ruling to occur, there exists the possibility of a material adverse impact on our results of operations of the period in which the ruling occurs. Our estimate of the potential impact on our financial position or overall results of operations for the above legal proceedings could change in the future. At present, there are no active legal proceedings.
Item 4. Submission of Matters to a Vote of Security Holders

          There were no matters submitted to a vote of security holders either through solicitation of proxies in the fourth quarter of fiscal year ended December 31, 2006.
Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities
          Our Common Stock was listed and commenced trading on the NASDAQ SmallCap market on August 21, 1995 under the symbol “SPAZ”. In January 1999, the Common Stock was delisted by the NASDAQ SmallCap Market due to our inability to maintain listing requirements. Our Common Stock immediately commenced trading on the OTC Bulletin Board under the same symbol. The following table sets forth the high and low bid price of our Common Stock as reported on the OTC Bulletin Board for fiscal years 2005 and 2006. The quotations listed below reflect interim dealer prices without retail mark-up, mark-down or commission and may not represent actual transactions.

	Period:	High (U.S. $)	Low (U.S. $)
2005
First Quarter		$0.10	$0.06
Second Quarter		$0.09	$0.05
Third Quarter		$0.07	$0.05
Fourth Quarter		$0.07	$0.03
2006
First Quarter		$0.04	$0.02
Second Quarter		$0.03	$0.02
Third Quarter		$0.02	$0.01
Fourth Quarter		$0.02	$0.02
          On February 25, 2007 the closing price reported by the OTC Bulletin Board was U.S. $0.021. Stockholders are urged to obtain current market prices for our Common Stock. Computershare Investor Services, LLC is our transfer agent and registrar.
          There were no sales of unregistered securities by the Company during the year ended December 31, 2006 nor any repurchases by the Company of any of our Common Stock during the fourth quarter of 2006.
          To our knowledge, there were approximately 200 holders of record of the stock of the Company as of March 1, 2007. Our transfer agent has indicated that beneficial ownership is in excess of 2,400 stockholders.
          We have not paid any cash dividends on our Common Stock and have no present intention of paying any dividends. Our current policy is to retain earnings, if any, for operations in connection with winding up of our business. Our future dividend policy will be determined from time to time by the Board of Directors.
          The Company did not repurchase any of its equity securities during the fourth quarter of the fiscal year ended December 31, 2006.

Item 6. Selected Financial Data
          The following selected consolidated financial data should be read in conjunction with our Consolidated Financial Statements and related Notes and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, included in Item 7. The selected financial data shown below are derived from our consolidated financial statements that have been audited by the Company’s independent certified public accountants, Farber Hass Hurley McEwen LLP for the years ended December 31, 2005, 2004, 2003 and 2002 and Ramirez International Financial & Accounting Services, Inc. for the year ended December 31, 2006. The consolidated financial statements for the years ended December 31, 2004, 2005 and 2006 and the reports thereon are included elsewhere in this Report.

	Fiscal Year Ended
	December 31, 2002	December 31, 2003	December 31, 2004	December 31, 2005	December 31, 2006
Consolidated Statement of Operations Data:
Revenues	$1,856	$1,269	$1,106	$1,192	$333
Cost Of Revenues	(131)	(122)	(111)	(106)	(1)

Gross Profit	1,725	1,147	995	1,086	332
Total Operating Expenses	(1,711)	(1,631)	(1,146)	(1,177)	(686)
Other Income (Expense), Net	(2)	(6)	(5)	8	6
Income taxes	(6)	(5)	(1)	(1)	(5)

Net Income (Loss)	$18	$(495)	$(157)	$(82)	$(353)

Basic Income (Loss) Per Share	$0.00	$(0.01)	$(0.00)	$(0.00)	$(0.01)

Diluted Income (Loss) Per Share	$0.00	$(0.01)	$(0.00)	$(0.00)	$(0.01)

Weighted Average Common Shares	47,406,939	47,309,171	46,975,363	46,990,059	48,763,383

Consolidated Balance Sheet Data
Cash and Cash Equivalents	$859	$590	$871	$551	$229
Working Capital	1,125	793	603	560	242
Total Assets	1,746	1,205	1,464	897	464
Redeemable Preferred Stock	1	1	1	0	0
Advances From Related Parties	113	108	0	0	0
Total Shareholders’ Equity	$1,429	$955	$798	$717	$377
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Executive Overview
          Revenues decreased to $333,000 for the year ended December 31, 2006 compared to $1,192,000 for the year ended December 31, 2005, a decrease of 72%. Revenues are almost entirely comprised of royalties pertaining to the licensing of Spatializer® audio signal processing algorithms. A key issue discussed is the wind-down of revenue streams in fiscal 2006 due to the discontinuation of operations. Revenues also reflect dormant licensing activity in 2006.
          Net loss was $353,000 for the year ended December 31, 2006 compared to net loss of $82,000 for the year ended December 31, 2005. Net loss for the current period is primarily the result of lower revenue, partially offset by lower overhead. A key issue discussed is management’s efforts to reduce overhead in view of declining revenue, and to marshal cash.
          At December 31, 2006, we had $229,000 in cash and cash equivalents as compared to $551,000 at December 31, 2005. The decrease in cash resulted primarily from the net loss. We had working capital of $242,000 at December 31, 2006 as compared with working capital of $560,000 at December 31, 2005.

          We ceased operations in 2006 and are winding the company down based on a proposed sale of our intellectual property and other assets, which requires majority stockholder approval. While votes received were overwhelmingly in favor of the asset sale, a required majority of stockholders failed to vote affirmatively. The Board is considering its options.
Approach to MD&A
          The purpose of MD&A is to provide our shareholders and other interested parties with information necessary to gain an understanding of our financial condition, changes in financial condition and results of operations. As such, we seek to satisfy three principal objectives:
•	to provide a narrative explanation of a company’s financial statements “in plain English” that enables the average investor to see the company through the eyes of management;

•	to enhance the overall financial disclosure and provide the context within which financial information should be analyzed; and

•	to provide information about the quality of, and potential variability of, a company’s earnings and cash flow, so that investors can ascertain the likelihood and relationship of past performance being indicative of future performance.
We believe the best way to achieve this is to give the reader:
•	An understanding of our operating environment and its risks

•	An outline of critical accounting policies

•	A review of our corporate governance structure

•	A review of the key components of the financial statements and our cash position and capital resources

•	A review of the important trends in the financial statements and our cash flow

•	Disclosure on our internal controls and procedures
Operating Environment
          We operate in a very difficult business environment. This environment impacts us in various ways, some of which are discussed below which such items are further discussed in greater detail in Risk Factors elsewhere in this report
•	Our Board of Directors has Determined it is in the Company’s and its Stockholders’ Interests to Sell the Company’s Assets

•	We Are Unable to Achieve or Sustain Profitability in the Future or Obtain Future Financing and Our Business Operations Will Fail

•	There is No Guarantee That There Will be Funds Available for Distribution to Stockholders if We Cannot Get Stockholder Approval for the Asset Sale, if the Approval is Untimely or if Claims Arise Post-Sale During the 275-Day Warranty Period

•	The Market For Our Stock May Be Not Remain Liquid And The Stock Price May Be Subject To Volatility
     In December 2005 our revenues were stagnant, with those from certain of our major customers winding down. Revenues from certain of our other customers appear not to be sustainable in the future. In December 2005, two of our four directors resigned and the Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Secretary resigned from all positions held with the Company other than as a director, Chairman and Secretary. For these and other reasons, and after exploring other exit strategies and opportunities, our Board of Directors concluded in December 2005 to attempt to sell the Company either through a sale of assets or a sale of multiple, non-exclusive perpetual licenses with a subsequent sale of the residual assets and engaged Strategic Equity Group to assist us in this endeavor. Following such transaction, it is anticipated that the Company would be wound up and dissolved. The consummation of any such transaction and the determination to wind up and dissolve is subject to stockholder approval. Although the Company has negotiated an agreement for the sale of assets, there is no assurance that such transaction will be approved by stockholders or consummated. Such approval was not received at the February 21, 2007 Special Meeting of Stockholders, requiring us to evaluate the Company’s options. Further, even if such transaction is consummated, there is no assurance that there will be any funds available for distribution to stockholders. If such sale and subsequent wind up and dissolution is not approved, the Board of Directors will be required to explore other alternatives for the Company and its business.
We have experienced a loss from operations and a net loss in each of the last four years. While our objective and full effort has been on managing a profitable business, due to the market conditions and factors outlined in this Annual Report on Form 10-K and their impact on fluctuations in operating expenses and revenues, we no longer believe that we will be able to generate a positive profit position in any given future period. We cannot guarantee that we will increase sales of our products and technologies, or that we will successfully develop and market any additional products, or achieve or sustain future profitability. We cannot, because of market and business conditions, rely on the sale of shares or on debt financings in the future. Further, we do not believe that debt or equity financing will be available as required and as such, have decided to try to sell the assets of the Company.
The PC and consumer electronics markets are under intense pressure, primarily from retailers, to reduce selling prices, with resultant pressure to reduce costs. In addition, certain of our competitors appear to be pursuing a business plan that disregards commercially reasonable pricing to achieve a larger market penetration even if the penetration will not provide for viable margins or returns. Cost reductions are driven by lower cost sourcing, often in China, design simplification and reduction in or substitution of features. Therefore, we have been seeking commercial acceptance of our products in highly competitive markets. We responded by offering additional products targeted to each price and quality segment of the market, more aggressively priced and feature enriched our products and entered new segments, such as cell phones, with different competitive pressure. Our value proposition that stressed the cost reducing capabilities of our audio solutions through improved performance from lower cost components as well as product differentiation that Spatializer technology can deliver, failed to resonate with our targeted customers in this highly competitive environment. The result was the elimination of features, including ours, to reduce cost. There is no assurance that our present or contemplated future products or a repositioned value proposition will achieve or maintain sufficient commercial acceptance, or if they do, that functionally equivalent products will not be developed by current or future competitors or customers who had access to significantly greater resources or which are willing to “give away” their products.
Spatializer does not develop or market semiconductors. That is why we carry no inventory or have no order backlogs that typically are good indicators of near term performance. Rather, we develop audio algorithms that are embedded on third party processors or semiconductors used by our customers. While our algorithms are implemented on a wide array of processors, often times a customer uses a processor where there is no such implementation, or where a competing solution has been implemented. In this case, our customers request that our algorithm be implemented. While these requests are typically honored, processor manufacturers must schedule such implementation as their resources or corporate strategies allow. Therefore, the supply-chain is often quite long and complicated, which potentially can result in delays or deadlines that may not always coincide with our customer’s requirements and which are beyond the control of our company. In addition, standards may be adopted by cell phone system operators or manufacturers that may impede or prevent the penetration of non-standard technology onto their platforms. Lastly, customer implementation delays have put off expected cash flow into the future, beyond the time frame of operations based on our available cash resources.
Therefore, when reviewing the operating results or drawing conclusions with regard to future performance, these competitive forces and uncertainties must be taken into consideration. Though there is no absolute long-term visibility, it is likely that our operations would fail if we attempted to continue long-term in this environment. Hence, the Company’s Board of Directors has decided to recommend to and seek the approval of stockholders for the sale of the assets of the Company and liquidation of the business.
Critical Accounting Policies
          Our discussion and analysis of our financial condition and results of operations are based upon our consolidated statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses based on historical experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. In consultation with our Board of Directors and Audit Committee, we have identified three accounting policies that we believe are critical to an understanding of our financial statements. These are important accounting policies that require management’s most difficult, subjective judgments.
          The first critical accounting policy relates to revenue recognition. Royalty revenues are recognized upon shipment of products incorporating the related technology by the original equipment manufacturers (OEMs) and foundries. These revenues are reported to us by our licensees in formal, written royalty reports, which serve as the basis for our quarterly revenue accruals. Infrequently, certain written reports are received after our required reporting deadlines, sometimes due to contractual requirements. In such cases, management tries to obtain verbal reports or informal reports from the Licensee. In the absence of such information, management may utilize conservative estimates based on information received or historical trends. In such isolated cases, management strives to under-estimate such revenues to err on the side of caution. In the event such estimates are used, the revenue for the following quarter is adjusted based on receipt of the written report. In addition, any error in Licensee reporting, which is very infrequent, is adjusted in the subsequent quarter when agreed by both parties as correct.
          The second critical accounting policy relates to research and development expenses. We expense all research and development expenses as incurred. Costs incurred to establish the technological feasibility of our algorithms (which is the primary component of our licensing) are expensed as incurred and included in Research and Development expenses. Such algorithms are refined based on customer requirements and licensed for inclusion in the customer’s specific product. There are no production costs to capitalize as defined in Statement on Financial Accounting Standards No. 86.
          The third critical accounting policy relates to our long-lived assets. The Company continually reviews the recoverability of the carrying value of long-lived assets using the methodology prescribed in Statement of Financial Accounting Standards (SFAS) 144, “Accounting for the Impairment and Disposal of Long-Lived Assets.” The Company also reviews long-lived assets and the related intangible assets for impairment whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. Upon such an occurrence, recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows to which the assets relate, to the carrying amount. If the asset is determined to be unable to recover its carrying value, then intangible assets, if any, are written down to fair value first, followed by the other long-lived assets. Fair value is determined based on discounted cash flows, appraised values or management’s estimates, depending on the nature of the assets. Our intangible assets consist primarily of patents. We capitalize all costs directly attributable to patents and trademarks, consisting primarily of legal and filing fees, and amortize such costs over the remaining life of the asset (which range from 3 to 20 years) using the straight-line method. In accordance with SFAS 142, “Goodwill and Other Intangible Assets”, only intangible assets with definite lives are amortized. Non-amortized intangible assets are instead subject to annual impairment testing. Management believes, based on the negotiated purchase price for the sales of its assets, that the fair value of its assets exceeds the recorded net carrying value.
          Our financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Key Components of the Financial Statements and Important Trends
          The Company’s financial statements, including the Consolidated Balance Sheets, the Consolidated Statements of Operations, the Consolidated Statements of Cash Flows and the Consolidated Statements of Stockholders’ Equity, should be read in conjunction with the Notes thereto included elsewhere in this report. MD&A explains the key components of each of these financial statements, key trends and reasons for reporting period-to-period fluctuations.
          The Consolidated Balance Sheet provides a snapshot view of our financial condition at the end of our fiscal year. A balance sheet helps management and our stockholders understand the financial strength and capabilities of our business. Balance sheets can help identify and analyze trends, particularly in the area of receivables and payables. A review of cash balances compared to the prior years and in relation to ongoing profit or loss can show the ability of the Company to withstand business variations. The difference between Current Assets and Current Liabilities is referred to as Working capital and measures how much in liquid assets a company has available to build its business. Receivables that are substantially higher than revenue for the quarter may indicate a slowdown of collections, with an impact on future cash position. This is addressed further in MD&A under Liquidity and Capital Resources.
          The Consolidated Statement of Operations tells the reader whether the Company had a profit or loss. It shows key sources of revenue and major expense categories. It is important to note period-to-period comparisons of each line item of this statement, reasons for any fluctuation and how costs are managed in relation to the overall revenue trend of the business. These statements are prepared using accrual accounting under generally accepted accounting standards in the United States. This is addressed further in MD&A under Revenues and Expenses.

          The Consolidated Statement of Cash Flows explains the actual sources and uses of cash. Some expenses of the Company, such as depreciation and amortization, do not result in a cash outflow in the current period, since the underlying patent expenditure or asset purchase was made years earlier. New capital expenditures, on the other hand, result in a disbursement of cash, but will be expensed in the Consolidated Statement of Operations over their useful lives. Fluctuations in receivables and payables also explain why the net change in cash is not equal to the net loss reported on the Statement of Operations. Therefore, it is possible that the impact of a net loss on cash is less or more than the actual amount of the loss. This is discussed further in MD&A under Liquidity and Capital Resources.
          The Consolidated Statement of Changes in Stockholders’ Equity shows the impact of the operating results on the Company’s equity. In addition, this statement shows new equity brought into the Company through stock sales or stock option exercise. This is discussed further in MD&A under Liquidity and Capital Resources.
Results of Operations
     The following discussion and analysis relates to our results of operations for the year ended December 31, 2006 compared to the year ended December 31, 2005, and the year ended December 31, 2005 compared to the year ended December 31, 2004. The following discussion should be read in conjunction with the Consolidated Financial Statements and Notes thereto included elsewhere in this report.
For the Year Ended December 31, 2006, Compared to the Year Ended December 31, 2005
          Revenues
          Revenues decreased to $333,000 for the year ended December 31, 2006 compared to $1,192,000 for the year ended December 31, 2005, an decrease of 72%. Revenues are almost entirely comprised of royalties pertaining to the licensing of Spatializer® audio signal processing algorithms.
          The decrease in revenue resulted partially from the absence of recognition of deferred revenue in the current year, as compared to 2005, in which a royalty advance received during 2004 was recognized. In addition, programs were not renewed or extended due to the termination of operations of the Company in January 2006. Existing revenues are derived from legacy licensing programs and are expected to wind down.
          Gross Profit
          Gross profit decreased to $332,000 for the year ended December 31, 2006 compared to $1,086,000 in the comparable period last year, an decrease of 69%. Gross margin was 99% of revenue in the year ended December 31, 2006 compared with 91% of revenue for the comparable period last year. The decrease in gross profit resulted from lower revenues in fiscal 2006, partially offset by higher margins. We maintain a high margin since revenues are from licensing and royalty activities, which have little or no associated direct manufacturing or selling costs other than commissions paid to our independent representatives that solicit and oversee the particular accounts. All development costs are expensed as engineering and development expenses in the period they are incurred. In 2006, all major relationships with distributors were terminated and no commissions were earned or payable.
          Operating Expenses
          Operating expenses for the year ended December 31, 2006 decreased to $686,000 (206% of sales) from $1,177,000 (99% of sales) for the year ended December 31, 2005, a decrease of 42%. The decrease in operating expenses resulted primarily from decreases in general and administrative expense, sales and marketing expense, and research and development expense due to the suspension of operations.
          General and Administrative
          General and administrative expense decreased to $527,000 for the year ended December 31, 2006 from $670,000 for the year ended December 31, 2005, a decrease of 21%. The decrease is primarily due to discontinued CEO travel and general operating costs, partially offset by increased legal and accounting expenses related to public filings, in part in response to the additional requirements imposed on public companies by the Sarbanes-Oxley Act. General operating costs include rent, telephone, legal, public filing, office supplies and stationery, postage, depreciation and similar costs.

          Research and Development
          Research and development costs decreased to $158,000 for the year ended December 31, 2006, compared to $354,000 for the year ended December 31, 2005, a decrease of 55%. The decrease in research and development expense was due to the elimination of an in-house applications engineering position and the resignation of the principal engineer in May 2006.
          Sales and Marketing
          Sales and marketing costs decreased to $1,000 for the year ended December 31, 2006, compared to $152,000 for the year ended December 31, 2005, an decrease of 99%. The decrease in such expenses resulted from cessation of all licensing and marketing activities in January 2006 due to the suspension of operations.
          Net Income (Loss)
          The net loss was $353,000 for the year ended December 31, 2006, compared to net loss of $82,000 for the year ended December 31, 2005. The increased net loss for the current period is primarily the result of lower revenue, partially offset by lower overhead.
For the Year Ended December 31, 2005, Compared to the Year Ended December 31, 2004
          Revenues
          Revenues increased to $1,192,000 for the year ended December 31, 2005 compared to $1,106,000 for the year ended December 31, 2004, an increase of 8%. Revenues are almost entirely comprised of royalties pertaining to the licensing of Spatializer® audio signal processing algorithms.
          The increase in revenue resulted from a greater recognition of deferred revenue in the current year, as compared to the prior year, in which a royalty advance was received. In addition, revenues increased from royalties on a third party semiconductor used in cellular phones, as compared to the prior year. This was partially offset by declining revenues from two accounts whose products using our technology reached end of life. Their new models do not utilize our technology.
          Gross Profit
          Gross profit increased to $1,086,000 for the year ended December 31, 2005 compared to $995,000 in the comparable period last year, an increase of 9%. Gross margin was 91% of revenue in the year ended December 31, 2006 compared with 90% of revenue for the comparable period last year. The increase in gross profit resulted from higher revenues in fiscal 2006. We maintain a high margin since revenues are from licensing and royalty activities, which have little or no associated direct manufacturing or selling costs other than commissions paid to our independent representatives that solicit and oversee the particular accounts. All development costs are expensed as engineering and development expenses in the period they are incurred.
          Operating Expenses
          Operating expenses for the year ended December 31, 2005 increased to $1,177,000 (99% of sales) from $1,146,000 (105% of sales) for the year ended December 31, 2004, an increase of 3%. The increase in operating expenses resulted primarily from increases in general and administrative expense and sales and marketing expense. General and Administrative expenses increased due to higher legal and audit expenses. Sales and marketing expenses increased due to higher travel expenses resulting from more overseas licensing trips.
          General and Administrative
          General and administrative expense increased to $670,000 for the year ended December 31, 2005 from $615,000 for the year ended December 31, 2004, an increase of 9%. The increase is primarily due to increased legal and accounting expenses related to public filings, in part in response to the additional requirements imposed on public companies by the Sarbanes-Oxley Act, and to increased travel costs by the CEO. General operating costs include rent, telephone, legal, public filing, office supplies and stationery, postage, depreciation and similar costs.

          Research and Development
          Research and Development costs decreased to $354,000 for the year ended December 31, 2005, compared to $393,000 for the year ended December 31, 2004, a decrease of 10%. The decrease in research and development expense was due to the commencement of the use of lower cost applications engineering consultants in India in the second half of 2004 and the elimination of an in-house applications engineering position in early 2005. The number of projects completed by the Indian engineering firm were higher in 2005 as compared to 2004, partially offsetting the savings from the eliminated in-house engineering staff position.
          We continued efforts to identify, validate, and develop new product ideas at DPI. Specific engineering efforts were directed toward the launch of Spatializer ((environ)) 3G and applications engineering to port our technology to leading processor platforms.
          Sales and Marketing
          Sales and Marketing costs increased to $152,000 for the year ended December 31, 2005, compared to $138,000 for the year ended December 31, 2004, an increase of 10%. The increase in such expenses resulted from higher international travel in search of new licensing arrangements.
          Net Income (Loss)
          Net loss was $82,000 for the year ended December 31, 2005; ($0.00) basic per share, compared to net loss of $157,000, ($0.00) per share basic and diluted, for the year ended December 31, 2004. The reduction in net loss for the current period is primarily the result of higher revenue, partially offset by higher overhead.
Liquidity and Capital Resources
          At December 31, 2006, we had $229,000 in cash and cash equivalents as compared to $551,000 at December 31, 2005. The decrease in cash primarily resulted from the net loss. We had working capital of $242,000 at December 31, 2006 as compared with working capital of $560,000 at December 31, 2005.
          Net cash used by operating activities was $305,907 for the year ended December 31, 2006, as compared to net cash used by operating activities of $256,568 for the year ended December 31, 2005 and net cash provided by operating activities of $343,939 for the year ended December 31, 2004. The decrease in cash flows from operations for the year ended December 31, 2006 was primarily a result of the net lossand a decrease in accrued liabilities, partially offset by a decrease in accounts receivable.
          We use cash in investing activities primarily to secure patent and trademark protection for our proprietary technology and brand name. Cash used in investing activities totaled $15,013, $8,145 and $20,587, respectively, in the years ended December 31, 2006, 2005, and 2004. All expenditures for on-going research and development are expenses and therefore included in the Net Loss.
          Net cash flows used in financing activities totaled $773, $55,809 and $41,994 for the years ended December 31, 2006, 2005 and 2004, respectively.
          In December 2005, the Company, as stipulated by the related Subscription Agreement, forced the conversion of all outstanding Series B-1 Preferred Stock, into Restricted Common Stock at the minimum conversion price of $.56 per share. This resulted in the issuance of 1,788,018 Common Stock shares, worth approximately $100,000 at market value at issuance. This issuance diluted existing common stockholders by approximately 4%, but eliminated $1.1 million in liquidation preference shares.
          Future payments due under operating lease obligations as of December 31, 2006 are described below:

	Payments due by period
		Less than			More than
Contractual obligations	Total	1 year	1-3 years	3-5 years	5 years
Long-Term Debt Obligations
Capital Lease Obligations
Operating Lease Obligations	$1,200	$1,200
Purchase Obligations
Total	$1,200	$1,200

          In the event the Company is to be would up and dissolved the Company would attempt to settle these amounts, negotiate early termination, or pay the remaining obligation if cash resources permitted.
          Our future cash flow must come primarily from the audio signal processing licensing and OEM royalties until or if our efforts to sell the assets of the company, with stockholders approval, is consummated and in that case from any net proceeds from the sale such assets. The Board of Directors will, with the approval of the stockholders, decide on the dispensation of such proceeds.
          The fluid, competitive and dynamic nature of the market brought a high degree of uncertainty to our operations. The operations of our business, and those of our competitors, are also impacted by the continued trend in the semiconductor industry to offer free, but minimal audio solutions to certain product classes to maintain and attract market share. In addition, the commoditization of many consumer electronics segments, our lack of resources and the departure of key employee and directors has made it unfeasible to continue to compete.
          Based on current and projected operating levels, we no longer believe that we can maintain our liquidity position at a consistent level, on a short-term or long-term basis. As such, we do not believe our current cash reserves and cash generated from our existing operations and customer base are sufficient for us to meet our operating obligations and the anticipated additional research and development for our audio technology business for at least the next 12 months.
          On January 10, 2006, the Company announced that it would hold an open auction for the sale of substantially all of its assets. The Board of Directors of the Company decided that it is in the best interests of the stockholders to hold an open auction for the acquisition of the assets of the Company or the granting of an unlimited amount of non-exclusive perpetual licenses for a one-time fee and a subsequent auction of the residual assets. The consummation of any of such transactions will be subject to approval by the stockholders of the Company. We signed an agreement for the sale of the assets with DTS. At the reconvened stockholder meeting on February 21, 2007, while those shares voted were overwhelmingly in favor of the asset sale and possible dissolution of the Company, a required majority of outstanding shares did not approve the asset sale or possible dissolution of the Company. The Board is considering its options.
Net Operating Loss Carryforwards
          At December 31, 2006, we had net operating loss carryforwards for Federal income tax purposes of approximately $26,800,000 which are available to offset future Federal taxable income, if any, through 2015. Approximately $21,700,000 of these net operating loss carryforwards are subject to an annual limitation of approximately $1,000,000.
Recently Issued Accounting Pronouncements
          In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, “Fair Value Measurements” . SFAS 157 replaces the different definitions of fair value in the accounting literature with a single definition. It defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for fair-value measurements already required or permitted by other standards for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company has not yet determined the impact, if any, of adopting the provisions of SFAS 157 on its financial position, results of operations and cash flows.
Item 7A. Quantitative and Qualitative Disclosures About Market Risk
We have not been exposed to material future earnings or cash flow fluctuations from changes in interest rates on our short-term investments at December 31, 2006. A hypothetical decrease of 100 basis points in interest rate (ten percent of our overall earnings rate) would not result in a material fluctuation in future earnings or cash flow. We have not entered into any derivative financial instruments to manage interest rate risk or for speculative purposes and we are not currently evaluating the future use of such financial instruments.

Item 8. Financial Statements and Supplementary Data
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          To the Board of Directors of Spatializer Audio Laboratories, Inc.:
          We have audited the accompanying consolidated balance sheet of Spatializer Audio Laboratories, Inc. and subsidiaries ( “Company”) as of December 31, 2006 and the related consolidated statements of operations, shareholders’ equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
          In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Spatializer Audio Laboratories, Inc. and subsidiaries as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
          The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
/s/ RAMIREZ INTERNATIONAL
Financial & Accounting Services, Inc.
Irvine, California
March 19, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          To the Board of Directors of Spatializer Audio Laboratories, Inc.:
          We have audited the accompanying consolidated balance sheet of Spatializer Audio Laboratories, Inc. and subsidiaries (The “Company”) as of December 31, 2005 and the related consolidated statements of operations, shareholders’ equity, and cash flows for the years ended December 31, 2005 and 2004. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Spatializer Audio Laboratories, Inc. and subsidiaries as of December 31, 2005, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.
          The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
/s/ FARBER HASS HURLEY & MCEWEN LLP
Camarillo, California
February 24, 2006

SPATIALIZER AUDIO LABORATORIES, INC.
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2006	2005
ASSETS
Current Assets:
Cash and Cash Equivalents	$228,940	$550,633
Accounts Receivable	74,828	155,233
Prepaid Expenses and Other Current Assets	25,073	34,104

Total Current Assets	328,841	739,970
Property and Equipment, Net	3,477	18,403
Intangible Assets, Net Held for Sale	131,258	138,548

Total Assets	$463,576	$896,921

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Notes Payable	9,670	10,443
Accounts Payable	32,136	14,195
Accrued Wages and Benefits	3,169	48,095
Accrued Professional Fees	41,900	34,000
Accrued Commissions	200	31,917
Accrued Expenses	0	40,869

Total Current Liabilities	87,075	179,519

Commitments and Contingencies

Stockholders’ Equity (Deficit):

Common shares, $0.01 par value; 65,000,000 shares authorized; 48,763,383 shares issued and outstanding at December 31, 2006 and 2005, respectively	469,772	469,772
Additional Paid-In Capital	46,441,755	46,430,030
Accumulated Deficit	(46,535,026)	(46,182,400)

Total Stockholders’ Equity	376,501	717,402

Total Liabilities and Stockholders’ Equity	$463,576	$896,921

See accompanying notes to consolidated financial statements

SPATIALIZER AUDIO LABORATORIES, INC.
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2006	2005	2004
Revenues:
Royalty Revenues	$333,201	$1,192,447	$1,105,923
Cost of Revenues	897	106,062	111,395

	332,304	1,086,385	994,528

Operating Expenses:
General and Administrative	526,865	670,124	615,412
Research and Development	157,739	354,138	393,004
Sales and Marketing	1,241	152,473	137,889

	685,845	1,176,735	1,146,305

Operating Loss	(353,541)	(90,350)	(151,777)

Interest Income	6,730	13,230	4,982
Interest Expense	(2,266)	(5,269)	(10,295)
Other Income (Expense), Net	1,251	0	0

	5,715	7,961	(5,313)

Loss Before Income Taxes	(347,826)	(82,389)	(157,090)
Income Taxes	(4,800)	874	(400)

Net Loss	$(352,626)	$(81,515)	$(157,490)

Basic and Diluted Loss per Share:	$(.01)	$(.00)	$(.00)

Weighted-Average Shares Outstanding	48,763,385	46,990,059	46,975,363

See accompanying notes to consolidated financial statements

SPATIALIZER AUDIO LABORATORIES, INC.
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2006	2005	2004
Cash Flows from Operating Activities:
Net Loss	$(352,626)	$(81,515)	$(157,490)
Adjustments to Reconcile Net Loss to Net Cash Provided (Used) by Operating Activities:
Depreciation	14,926	16,401	11,942
Amortization	22,303	31,030	46,915
Stock and Options Issued for Services		1,000
Net Compensation Expense on Vested Options	11,725
Net Change in Assets and Liabilities:
Accounts Receivable	80,405	170,479	19,699
Prepaid Expenses, Deposits and Other Assets	9,031	36,836	(35,510)
Accounts Payable	17,941	(57,678)	50,407
Accrued Expenses and Other Liabilities	(109,612)	18,274	16,581
Deferred Revenue	0	(391,395)	391,395

Net Cash Provided (Used) by Operating Activities	(305,907)	(256,568)	343,939

Cash Flows from Investing Activities:
Purchase of Property and Equipment	(0)	(5,277)	(4,007)
Intangible Assets	(15,013)	(2,868)	(16,580)

Net Cash Used by Investing Activities	(15,013)	(8,145)	(20,587)

Cash Flows from Financing Activities:
Notes Payable	(773)	(55,809)	66,252
Notes and Amounts Due to (from) Related Parties	0	0	(108,246)

Net Cash Used by Financing Activities.	(773)	(55,809)	(41,994)

Increase (Decrease) in Cash and Cash Equivalents	(321,693)	(320,522)	281,358
Cash and Cash Equivalents, Beginning of Year	550,633	871,155	589,797

Cash and Cash Equivalents, End of Year	$228,940	$550,633	$871,155

Supplemental Disclosure of Cash Flow Information:
Cash Paid During the Year for:
Interest	$2,266	$5,269	$10,295
Income Taxes	$4,800	$0	$400
See accompanying notes to consolidated financial statements

SPATIALIZER AUDIO LABORATORIES, INC.
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

	10% Series B Convertible		Common
	Preferred Shares		Shares	Common Shares
					Additional		Total
	Number of	Par	Number of	Par	Paid-In-	Accumulated	Stockholders’
	Shares	Value	Shares	Value	Capital	Deficit	Equity
Balance, December 31, 2003	-0-	$-0-	47,015,865	$470,159	$46,428,461	$(45,943,395)	$955,225

Cancellation of Unissued Performance Shares			(40,500)	(405)	405
Net Loss						(157,490)	(157,490)

Balance, December 31, 2004	-0-	$-0-	46,975,365	$469,754	$46,428,866	$(46,100,885)	$797,735

Conversion of Series B-1 Pfd to Common Shares			1,788,018	18	1,164		1,182

Net Loss						(81,515)	(81,515)

Balance, December 31, 2005	-0-	$-0-	48,763,383	$469,772	$46,430,030	$(46,182,400)	$717,402

Net Compensation Expense on Vested Options					11,725		11,725

Net Loss						(352,626)	(352,626)

Balance, December 31, 2006	-0-	$-0-	48,763,383	$469,772	$46,441,755	$(46,535,026)	$376,501

See accompanying notes to consolidated financial statements

SPATIALIZER AUDIO LABORATORIES, INC.
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) Ability to Continue as a Going Concern, Sale of All or Substantially All of the Assets of Spatializer Audio Laboratories, Inc. and Desper Products, Inc. and Dissolution of Spatializer
     Spatializer has been a developer, licensor and marketer of next generation technologies for the consumer electronics, personal computing, entertainment and cellular telephone markets. Our technology is incorporated into products offered by our licensees and customers on various economic and business terms. The Company’s wholly-owned subsidiary, Desper Products, Inc. (“DPI”), has been in the business of developing proprietary advanced audio signal processing technologies and products for consumer electronics, entertainment, and multimedia computing. All Company revenues are generated from this subsidiary. Desper Products is a California corporation incorporated in June 1986.
     The Company has incurred substantial operating losses in each of the last four years. License contracts with two of the Company’s largest customers expired on terms in 2006. Those customers have informed the Company that the contracts will not be renewed nor replaced with other licenses. The Company curently has no on-going commercial operations other than seeking to sell its assets.
     Spatializer has been under acute market pressure since 2002. In response to increased market competitiveness and Spatializer’s difficulty competing in this environment, in November 2002, the board of directors created a Special Committee to review certain strategic opportunities as they arise and to obtain additional information regarding such opportunities for consideration and evaluation by the board of directors.
     In October 2005, Spatializer and SEG entered into an agreement for investment banking services. Under the terms of that agreement, Spatializer engaged SEG for a one year period, on an exclusive basis, to provide Spatializer with services, including the identification of possible strategic, financial and foreign partners or purchasers. Per the terms of such agreement, SEG received an upfront payment of a non-refundable retainer in the amount of $25,000 and is entitled to payment of a “success fee” payable upon consummation of a sale transaction in an amount equal to the greater of (a) $250,000 or (b) the sum of 5% of the first $2,000,000 of consideration, 4% of the second $2,000,000, 3% of the third $2,000,000 and 2% of any amount in excess of $6,000,000. SEG is also entitled to reimbursement for reasonable actual out-of-pocket expenses for travel and other incidentals in an amount not to exceed $25,000. Spatializer is required to indemnify SEG for liabilities that SEG may suffer which arise from any breach of any representations or warranties in the investment banking services agreement, the breach of any covenant of Spatializer in that agreement or any instrument contemplated by that agreement, any misrepresentations in any statement or certificate furnished by Spatializer pursuant to that agreement or in connection with any sale transaction contemplated by that agreement, any claims against, or liabilities or obligations of, Spatializer and any good faith acts of SEG undertaken in good faith and in furtherance of SEG’s performance under the agreement.
     On December 19, 2005, at a regularly scheduled board of directors meeting, the board of directors of Spatializer discussed Spatializer’s current financial outlook. Management indicated to the board of directors that two customers, the revenues from which accounted for approximately 70% of Spatializer’s income during 2005, would not be sustainable in 2006. This called into question the ability of the Company to operate as a going concern. Based on management’s estimates, without new licensing revenue sources, management believed Spatializer would exhaust its available cash by the fourth quarter of 2006. The board of directors also discussed various strategic options for Spatializer, including potential suitors and the distribution by SEG of interest books to approximately 55 potential purchasers, competition in its niche, and other business matters. Following the presentation, Gilbert Segel and James Pace, two of the three directors of Spatializer, decided to resign from the board of directors in order to allow for other individuals more qualified and experienced in matters relating to the sale of Spatializer and other strategic alternatives for Spatializer, including liquidation, to fill the vacancies created. The board was reduced from four members to three authorized directors leaving one vacancy thereon, which has not been filled to date. Henry R. Mandell then indicated his desire to resign as an officer of Spatializer, for personal reasons, effective January 6, 2006, which vacancy would result in a significant reduction in payroll expense, but would stay as a director and Chairman of the Board and Secretary of Spatializer. Mr. Mandell offered to become a consultant to Spatializer on terms to be negotiated with Carlo Civelli, the remaining member of the Board. The board of directors then discussed plans for the future of Spatializer and measures for scaling back operations, while continuing to pursue a potential buyer through SEG, with a view to maximizing stockholder value.

     On January 6, 2006, Henry R. Mandell’s resignation as the Chief Executive Officer and Chief Financial Officer became effective. Effective as of that date, Spatializer and Mr. Mandell entered into an agreement to continue his employment with Spatializer as Chairman and Secretary. While that agreement was to expire on the earlier of (a) the consummation of certain extraordinary transactions, (b) the expiration, termination or non-renewal of the directors’ and officers’ insurance policy of Spatializer under which Mr. Mandell is covered as a director and officer of Spatializer and (c) June 30, 2006, that agreement was extended for a period ending on the earlier of June 30, 2007 or the date of dissolution of Spatializer. Spatializer may terminate Mr. Mandell’s employment at any time during the term and Mr. Mandell may voluntarily resign his employment at any time during such term.
     On January 10, 2006, Spatializer issued a press release regarding a potential auction, open to pre-qualified buyers, of the assets of Spatializer or the sale of an unlimited number of perpetual licenses of certain technology of Spatializer, all of which transactions would be subject to stockholder approval. During a period commencing on or about January 12, 2006 through March 15, 2006, SEG sent out to more than 160 potential buyers materials relating to the announced auction. SEG followed up, or attempted to follow up, with such potential buyers through the close of the auction period.
     At the close of the extended auction period, Spatializer received a bid from DTS for the purchase of substantially all of the assets of Spatializer and Desper Products and bids from three other parties interested in buying a perpetual license. Management of Spatializer determined that the bids for the perpetual licenses were not sufficient in amount and decided that the bid for the assets of Spatializer received from DTS of $1 million was the most attractive offer to pursue.
     From March 16, 2006 through approximately April 10, 2006, Spatializer and DTS negotiated the terms of a non-binding letter of intent. From January 25, 2006 through May 5, 2006, DTS performed various due diligence examinations relating to Spatializer. Preliminary discussions were held over the phone between DTS and SEG on January 25, 2006 and February 6, 2006. A technology demonstration was held at SEG’s office on February 10, 2006. A due diligence conference call including Spatializer was held on February 13, 2006. Counsel to DTS spent February 23, 2006, at SEG’s office analyzing contracts and various other due diligence items. Four due diligence conference calls were held in March 2006, three additional conference calls in April 2006, and one in May 2006.During the period from May 1, 2006 through mid-September 2006, legal counsel for DTS and for Spatializer prepared, and representatives of DTS and Spatializer negotiated the Asset Purchase Agreement.
     In July 2006, the board of directors of Spatializer was presented with and carefully considered a draft of the Asset Purchase Agreement. After due consideration of such draft, the board of directors of Spatializer approved, by unanimous written consent dated July 10, 2006, a form of the Asset Purchase Agreement. However, subsequent to that date, numerous changes and refinements were made to that draft based on the negotiations of the parties.
     In August 2006, the board of directors of Spatializer was presented with and carefully considered a revised draft of the Asset Purchase Agreement. After due consideration of all of the foregoing, the board of directors of Spatializer, by a unanimous written consent of directors dated August 28, 2006, authorized the execution and delivery on behalf of Spatializer of the Asset Purchase Agreement providing for the sale to DTS and DTS BVI of all or substantially all of the assets of each of Spatializer and Desper Products, deemed the sale of all or substantially all of the assets of Spatializer and Desper Products for $1,000,000 in aggregate cash consideration to be expedient and for the best interests of Spatializer, and deemed the sale of all or substantially all of the assets of Spatializer and Desper Products to be advisable and in the best interests of Spatializer. Furthermore, the board of directors of Spatializer deemed it advisable that, following the sale of the assets, Spatializer be dissolved. The board of directors also recommended that the stockholders of Spatializer vote in favor of both the sale of assets transaction and the dissolution of Spatializer. The board of directors called a meeting of the stockholders of Spatializer to consider the proposed sale of assets pursuant to the Asset Purchase Agreement and to take action upon the resolution of the board of directors to dissolve Spatializer. The board of directors also recommended that the stockholders of Spatializer vote in favor of both the sale of assets transaction and the dissolution of Spatializer.
     A special stockholders meeting was called for January 24, 2007 to approve sale of assets and the authorize the possible dissolution of the Company. Proxies were mailed on or about December 1, 2006. The meeting was adjourned without a final vote in the Board’s view of the best interest of the stockholders. The meeting was reconvened on February 21, 2007, where it was announced that while approval of the asset sale and possible dissolution has received overwhelming affirmative votes of those votes cast, the majority of outstanding shares voting affirmatively was short of the majority required by our by-laws. As a result, the Board is considering its options and the offer to purchase the assets remains open.
(2) Significant Accounting Policies

     Basis of Consolidation — The consolidated financial statements include the accounts of Spatializer Audio Laboratories, Inc. and its wholly-owned subsidiary, Desper Products, Inc. All significant intercompany balances and transactions have been eliminated in consolidation. Corporate administration expenses are not allocated to subsidiaries.
     Revenue Recognition — The Company recognizes revenue from product sales upon shipment to the customer. License revenues are recognized when earned, in accordance with the contractual provisions. Royalty revenues are recognized upon shipment of products incorporating the related technology by the original equipment manufacturers (OEMs) and foundries. The Company recognizes revenue in accordance with SEC Staff Accounting Bulletin 104.
     Concentration of Credit Risk — Financial instruments, which potentially subject the company to concentrations of credit risk, consist principally of cash, cash equivalents and trade accounts receivable. The Company places its temporary cash investments in certificates of deposit in excess of FDIC insurance limits, principally at Citibank FSB. At December 31, 2006 and 2005, substantially all cash and cash equivalents were on deposit at one financial institution.
     At December 31, 2006, two major customers, not presented in order of importance, each accounted for 10% or more of our total accounts receivable: Sharp and Orion Corporation. One customer accounted for 81% and one accounted for 10% of our total accounts receivable at December 31, 2006. At December 31, 2005, three major customers, not presented in order of importance, each accounted for 10% or more of our total accounts receivable: Matsushita, Sharp and Funai Corporation. One customer accounted for 52%, another accounted for 22% and one accounted for 14% of our total accounts receivable at December 31, 2005
     The Company performs ongoing credit evaluations of its customers and normally does not require collateral to support accounts receivable. Due to the contractual nature of sales agreements and historical trends, no allowance for doubtful accounts has been provided.
     The Company does not apply interest charges to past due accounts receivable.
     Cash and Cash Equivalents — Cash equivalents consist of highly liquid investments with original maturities of three months or less.
     Customers Outside of the U.S. — Sales to foreign customers were 93%, 95% and 95% of total sales in the years ended December 31, 2006 and 2005 and 2004, respectively.
     Major Customers — During the year ended December 31, 2006, two customers accounted for 49% and 20%, respectively, of the Company’s net sales. During the year ended December 31, 2005, three customers accounted for 42%, 23% and 12%, respectively, of the Company’s net sales. During the year ended December 31, 2004, four customers accounted for 29%, 25%, 21% and 13%, respectively, of the Company’s net sales.
     Research and Development Costs — The Company expenses research and development costs as incurred, which is presented as a separate line on the statement of operations.
     Advertising Costs — Costs incurred for producing and communicating advertising are expensed when incurred and included in selling, general and administrative expenses. Consolidated advertising expense amounted to $0, $18,931and $4,289 in 2006, 2005 and 2004, respectively.
     Property and Equipment — Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income. Property and equipment are depreciated over the useful lives of the asset ranging from 3 years to 5 years under the straight line method.
     Intangible Assets — Intangible assets consist of patent costs and trademarks which are amortized on a straight-line basis over the estimated useful lives of the patents which range from five to twenty years.
     Earnings Per Share — The Company determines earnings per share in accordance with Statement of Financial Accounting Standards No. 128, Earnings Per Share (“SFAS 128”). Basic earnings (loss) per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings

(loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.
     Since the Company generated a net loss in 2006, 2005 and 2004, outstanding stock options and warrants would have been anti-dilutive and are not applicable to this calculation.
     Stock Option Plan — During the years ended December 31, 2005 and 2004, the Company determined the effects of stock based compensation in accordance with SFAS No. 123, Accounting for Stock-Based Compensation ,as amended which permitted entities to recognize expense using the “fair-value” method over the vesting period of all employee stock-based awards on the date of grant. Alternatively, SFAS No. 123 allowed entities to continue to utilize the “intrinsic value” method for equity instruments granted to employees and provide pro forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants after 1994 as if the fair-value-based method defined in SFAS No. 123 has been applied. The Company elected to continue to utilize the “intrinsic value” method for employee stock option grants and provide the pro forma disclosure provisions of SFAS No. 123 (Note 7)
     On January 1, 2006 the Company adopted SFAS 123R “Share Based Payments, using the modified prospective transition method to account for changes to the method of accouting for options outstanding at the effective date. Estimated compensation cost of $11,725 related to vested options outstanding as of January 1, 2006, net of those cancelled or expired during 2006, has been recognized as additional paid-in capital. The statements of operations for periods prior to the effective date have not been restated.
     Impairment of Long-Lived Assets and Assets to be Disposed of — The Company adopted the provisions of SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of, on January 1, 1996. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amounts of the assets exceed the fair value of the assets (see Note 4). Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.
     Segment Reporting — The Company adopted SFAS 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS No. 131”), in December 1997. MDT has been considered a discontinued operation since September 1998. As of December 31, 2006, the Company has only one operating segment, DPI, the Company’s Audio Signal Processing business.
     Income Taxes — Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
     Recent Accounting Pronouncements In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, “Fair Value Measurements” . SFAS 157 replaces the different definitions of fair value in the accounting literature with a single definition. It defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for fair-value measurements already required or permitted by other standards for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company has not yet determined the impact, if any, of adopting the provisions of SFAS 157 on its financial position, results of operations and cash flows.
     Use of Estimates — Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.
     Fair Value of Financial Instruments — The carrying values of cash equivalents, accounts receivable, accounts payable, short-term debt to a related party and accrued liabilities and those potentially subject to valuation risk at December 31, 2005 and December 31, 2006 approximated fair value due to their short maturity or nature.

(3) Property and Equipment
     Property and equipment, as of December 31, 2006 and 2005, consists of the following:

	2006	2005
Office Computers, Software, Equipment and Furniture	$337,145	$337,145
Test Equipment	73,300	73,300
Tooling Equipment	45,539	45,539
Trade Show Booth and Demonstration Equipment	174,548	174,548
Automobiles	7,000	7,000

Total Property and Equipment	637,531	637,531
Less Accumulated Depreciation and Amortization	634,054	619,128

Property and Equipment, Net	$3,477	$18,403

(4) Intangible Assets
     Intangible assets, as of December 31, 2006 and 2005 consist of the following:

	2006	2005
Capitalized Patent, Trademarks and Technology Costs	$540,708	$525,695
Less Accumulated Amortization	409,450	387,147

Intangible Assets, Net	$131,258	$138,548

     Estimated amortization is as follows:

2007	$131,258
2008	$0
2009	$0
2010	$0
Thereafter	$0

$131,258
(5) Notes Payable
     The Company was indebted to the Premium Finance, Inc., an unrelated insurance premium finance company, in the amount of $9,670 at December 31, 2006. This note finances the Company’s annual Directors’ and Officers’ Liability Insurance. This amount bears interest at a fixed rate of 13% annually, is paid in monthly installments of $4,835 that commenced on June 1, 2006 and continues for nine months until the entire balance of principal and interest is paid in full.
(6) Shareholders’ Equity
During the year ended December 31, 2005, shares were issued or converted as follows:
     In December 2005, the Company, as stipulated by the related Subscription Agreement, forced the conversion of all outstanding Series B-1 Preferred Stock, into Restricted Common Stock at the minimum conversion price of $.56 per share. This resulted in the issuance of 1,788,018 Common Stock shares.
     Options to purchase 75,000 and 100,000 shares of common stock previously granted to an employee, at exercise prices of $0.27 and $0.05, respectively, were cancelled upon his resignation from the Company.

Options to purchase a total of 500,000 shares of common stock were granted to the CEO related to the extension of his employment agreement. These options vested half on issuance and half in November, 2005, if the executive is in the employ of the Company. These options may be exercised at a price of $0.10 per share through February, 2010. These options had no value at December 31, 2005.
Capitalization
Series B-1 Redeemable Convertible Preferred Stock: On November 6, 2002 the Board of Directors Designated a Series B-1 Preferred Stock. The series had a par value of $0.01 and a stated value of $10.00 per share US and was designated as a liquidation preference. The stock ranked prior to the Company’s common stock. No dividends were to be paid on the Series B-1 Preferred Stock. Conversion rights vested on January 1, 2003 to convert the Series B-1 Preferred Stock to common at a certain formula based on an average closing share price, subject to a floor of $0.56 and a ceiling of $1.12. The Series B-1 Preferred Stock has no voting power. Certain restrictions on trading existed based on date sensitive events based on the Company’s Insider Trading Policy. In December 2002, 87,967 shares of Series B-1 Preferred Stock were issued in exchange for the Series B Preferred Stock and 14,795 shares were issued in lieu of the adjusted accrued dividends on the Series B Preferred Stock. In 2004, the Company reflected the issuance of 15,384 shares of Series B-1 Convertible Preferred Stock that was originally recorded in Additional Paid in Capital. This resulted in a reclassification of $154 to Convertible Preferred Stock from APIC. In December 2005, the Company, as stipulated by the related Subscription Agreement, forced the conversion of all outstanding Series B-1 Preferred Stock, into Restricted Common Stock at the minimum conversion price of $.56 per share. This resulted in the issuance of 1,788,018 Common Stock shares.
(7) Stock Options
In 1995, the Company adopted a stock option plan (the “Plan”) pursuant to which the Company’s Board of Directors may grant stock options to directors, officers and employees. The Plan which was approved by the stockholders authorizes grants of options to purchase authorized but unissued common stock up to 10% of total common shares outstanding at each calendar quarter, 4,876,338 as of December 31, 2006. Stock options were granted under the Plan with an exercise price equal to the stock’s fair market value at the date of grant. Outstanding stock options under the Plan have five-year terms and vest and become fully exercisable up to three years from the date of grant. The Plan expired in February 2005. To date, the Company has not adopted a new stock option plan.

			Weighted-Average
	Exercisable	Number	Exercise Price
Options outstanding at December 31, 2003	2,540,000	3,035,000	$0.18
Options granted		200,000	$0.09
Options exercised		—	—
Options forfeited		(600,000)	$0.43

Options outstanding at December 31, 2004	2,381,666	2,635,000	$0.11
Options granted		500,000	$0.10
Options exercised		(0)	$—
Options forfeited/expired		(325,000)	$0.31

Options outstanding at December 31, 2005	2,726,666	2,810,000	$0.10

Options granted		(0)	$0.10
Options exercised		(0)	$—
Options forfeited/expired	(976,666)	(1,060,000)	$0.10

Options outstanding at December 31, 2006	1,750,000	1,750,000	$0.09

     At December 31, 2006 there were no additional shares available for grant under the Plan, since the Plan had expired in 2005. The per share weighted-average fair value of stock options granted during 2005 and 2004 was $0.02 and $0.09, respectively, on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: 2005- expected dividend yield 0%, risk-free interest rate of 4.5%, expected volatility of 150% and an expected life of 5 years 2004- expected dividend yield 0%, risk-free interest rate of 4.1%, expected volatility of 150% and an expected life of 5 years.
     Through December 31, 2005, as permitted by SFAS No. 123, the Company applied the “intrinsic value” method outlined in APB Opinion No. 25 in accounting for its Plan and, accordingly, no compensation cost was recognized for the fair value of its stock options in the consolidated financial statements. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, the Company’s net loss would have been increased to the pro forma amounts indicated below:

	2005	2004
NET INCOME (LOSS):
As Reported	$(81,515)	$(157,490)
Pro Forma	$(89,715)	$(172,770)
BASIC AND DILUTED LOSS:
As Reported	$(0.00)	$(0.00)
Pro Forma	$(0.00)	$(0.00)
     Effective January 1, 2006, the Company adopted SFAS 123R “Share Based Payments, using the modified prospective transition method to account for changes to the method of accouting for 1,750,000 vested options outstanding at the effective date. Estimated compensation cost related to vested options outstanding as of January 1, 2006 was recognized as additional paid-in capital. During the year ended December 31, 2006, 1,060,000 vested options expired or were cancelled, resulting in a reduction of compensation cost and additional paid-in capital. Net compensation cost recorded for the year ended December 31, 2006 was $11,725; net loss for the year was increased by a corresponding amount, or a basic and diluted loss per share of $0.00. The grant-date fair value of vested options was estimated using the Black-Scholes option-pricing model with the following weighted-average assumptions: expected dividend yield — 0%; risk-free interest rate of 4.5%, expected volatility of 100% and an expected life of 3 years
     Options to purchase 600,000 shares of common stock were cancelled in the quarter ended March 31, 2006 to two former directors as a result of their resignation form the Board of Directors, per the Plan requirements.
     Options to purchase 210,000 shares of common stock previously granted to two directors and two employees, at an exercise price of $0.30 expired.
     Options to purchase 250,000 shares of common stock previously granted to one employee, at an exercise price of $0.05 were cancelled after the resignation of the employee per terms of the option agreement.
     At December 31, 2006, the number of options exercisable and fully vested was 1,750,000. The weighted-average exercise price of those options was $0.09; the weighted average remaining contractual term was 3 years; and the aggregate intrinsic value was zero per share.
          There were no warrants outstanding at December 31, 2006 or December 31, 2005.
(8) Income Taxes
     The Company files a consolidated return for U.S. income tax purposes. Income tax expense for the years ended December 31, 2006, 2005 and 2004 consisted of the following:

	2006	2005	2004
State franchise tax	$4,800	$400	$400
Federal taxes	(0)	(1,274)	(0)

Total	$4,800	$(874)	$400
     Certain revenues received from customers in foreign countries are subject to withholding taxes that are deducted from outgoing funds at the time of payment. These taxes range from approximately 10% to 16.5% and are recorded as net royalty revenue.
     Income tax expense for the years ended December 31, 2006, 2005 and 2004 differed from the amounts computed by applying the U.S. federal income tax rate of 34 percent to loss before income taxes primarily due to the generation of additional net operating loss carry forwards for which no tax benefit has been provided.
     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets at December 31, 2006 is composed primarily of the net loss carry forwards. The net change in the total valuation allowance for the year ended December 31, 2006 was insignificant. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable losses, management believes it is more likely than not the Company will not realize the benefits of these deductible differences and has established a valuation allowance to fully reserve the deferred tax assets at December 31, 2006. Additionally, the ultimate realizability of net operating losses may be limited by change of control provisions under Section 382 of the Internal Revenue Code.
     At December 31, 2006, the Company had net operating loss carry forwards for Federal income tax purposes of approximately $26,800,000 which are available to offset future Federal taxable income, if any, through 2015. Approximately $21,700,000 of these net operating loss carry forwards are subject to an annual limitation of approximately $1,000,000.
(9) Commitments and Contingencies
     We also anticipate that, from time to time, we may be named as a party to other legal proceedings that may arise in the ordinary course of our business.
Operating Lease Commitments
     The Company is obligated under one non-cancelable operating lease as of December 31, 2006. Future minimum rental payments for this operating lease is approximately $1,200 through December, 2007. Rent expense amounted to approximately $33,000, $25,000 and $ 23,000 for the years ended December 31, 2006, 2005 and 2004, respectively, and related primarily to leases for office space. These leases expired during 2006 and were not renewed.
(10) Profit Sharing Plan
     The Company had a 401(k) profit sharing plan covering substantially all employees, subject to certain participation and vesting requirements. The Company was permitted to make discretionary contributions to this plan, but had never done so over the life of this plan. The amount charged to administrative expense for the Plan in 2006, 2005 and 2004 was approximately $2,000 per annum. This plan was dissolved in early 2007.
(11) Quarterly Financial Data (unaudited)
     The following is a summary of the quarterly results of operations for the years ended December 31, 2006 and 2005:

	Quarter Ended
2006	March 31	June 30	September 30	December 31
Net Revenues	$100,488	$92,868	$67,744	$72,101
Gross Margin	$90,299	$83,580	$60,970	$97,455
Net Income (Loss)	$(173,391)	$(62,989)	$(61,798)	$(54,448)
Basic (Loss) Per Share	$0.00	$0.00	$0.00	$(0.00)

	Quarter Ended
2005	March 31	June 30	September 30	December 31
Net Revenues	$331,950	$428,912	$270,914	$160,670
Gross Margin	$298,078	$386,022	$258,162	$144,122
Net Income (Loss)	$10,014	$57,566	$36,545	$(186,514)
Basic (Loss) Per Share	$0.00	$0.00	$0.00	$(0.00)
(12) Subsequent Events and Management Plans (unaudited)
     In February 2007, a licensee exercised its right to purchase additional usage of our technology, under an original license signed in August 2004. As a result, we received approximately $563,000 after commissions and local country and city income tax.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
     In February 2007, Farber Hass Hurley McEwen LLP resigned as the independent auditors for the Company and Ramirez International Financial & Accounting Services, Inc. was engaged as the independent auditors for the Company. Such matters were previously disclosed in a From 8-K filed with the Securities and Exchange Commission with date of earliest event reported of February 8, 2007. The change in independent auditors was not in connection with any disagreement of the type described in paragraph (a)(1)(iv) of Item 304(a) of Regulation S-K or any reportable event as described in paragraph (a)(1)(v) of said Item 304(a).
Item 9A. Controls and Procedures
     We carried out an evaluation of the effectiveness of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) of the Securities and Exchange Act of 1934. Due to the Company’s present circumstances, there are only one remaining part-time employee and a contract bookkeeper that are responsible for maintenance of the accounting records and other aspects of internal control. Thus, segregation of duties is limited, and there is limited oversight of the remaining employee. While the contract bookkeeper initiates disbursements, while the employee signs the checks, lack of segregation of duties, forced by the circumstances, must be deemed a material weakness in internal controls, Nevertheless, based on that evaluation, the Chairman of the Board, acting as the principal executive and principal financial officer of the Company, concluded that our disclosure controls and procedures as of the end of the period covered by this report were effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission’s rules and forms. There were no changes in our internal control over financial reporting that occurred during the quarter ended December 31, 2006 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.
Item 9B. Other Information
     Not applicable.
PART III
Item 10. Director, Executive Officers and Corporate Governance
     Directors and Officers
HENRY R. MANDELL. Chairman since February 2000; Chief Executive Officer from February 2000 through January 6, 2006; Interim Chief Executive Officer from September 1998 to February 2000; Secretary since September 1998; Chief Financial Officer from March 1998 through January 6, 2006; Senior Vice President, Finance from March 1998 until September 1998. Executive Vice President and Chief Financial Officer of The Sirena Apparel Group, Inc. from November 1990 to January, 1998. Senior Vice President of Finance and Administration for Media Home Entertainment, Inc. from April 1985 to November 1990. Director of Finance and Accounting for Oak Media Corporation from June 1982 to April 1985. Senior Corporate Auditor for Twentieth Century Fox Film Corporation from June 1981 to June 1982. Mr. Mandell was a Senior Auditor for Arthur Young and Company from August 1978 to June 1981, where he qualified as a Certified Public Accountant. Mr. Mandell is currently the President and Chief Operating Officer of several operating entities in the apparel industry doing business as Ed Hardy and Christian Audigier
CARLO CIVELLI. Director since March 1993. Previously, Mr. Civelli was our VP Finance — Europe from August 1991 to March 1995. Has extensive experience in financing emerging public companies and has been instrumental in funding approximately 50 new ventures of the past 20 years which include Breakwater Resources, Callinan Mines, Granges Exploration, Namibian Minerals, Napier International Tech, Norst Interactive, DRC Resources, DMX Digital Music. Managing Director of Clarion Finanz AG, Zurich, Switzerland, for more than the last ten years. Director and Financial Consultant to Clarion Finanz AG.
     Section 16(a) Beneficial Ownership Reporting Compliance
Based solely upon a review of Forms 3 and 4 furnished to us during the fiscal year ended December 31, 2006, we are not aware of any director, officer or beneficial owner of more ten percent (10%) of the Common Stock of the Company who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934.

     Code of Ethics
We adopted a Code of Ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer, our Chief Financial Officer and other senior financial officers. At present, the Company’s only employee is Henry R. Mandell who is serving as Chairman of the Board and Secretary. The Company will provide a copy of our code of ethics to any person, free of charge, upon written request sent to our principal corporate office at 2060 East Avenida de Los Arboles, # D190, Thousand Oaks, California 91362-1376.
     Corporate Governance
During the fiscal year ended December 31, 2005, Gilbert Segel served as the sole member of the Audit Committee until his resignation from the Board of Directors on and effective as of December 19, 2005, Mr. Segel was considered independent, as defined in the NASD listing standards, and met the criteria for independence set forth in the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After Mr. Segel’s resignation in 2005, no members were nominated or appointed to the Audit Committee. Accordingly, the Audit Committee held no meetings in fiscal 2006. At present, the entire Board is acting in lieu of the Audit Committee.
Item 11. Executive Compensation
     Compensation Discussion and Analysis
Henry Mandell is the sole employee of the Company and serves as both the Chairman of the Board and the Secretary of the Company. On December 19, 2005, Henry Mandell gave notice that he was resigning from all positions held by him with the Company, other than as a director, Chairman of the Board and Secretary thereof, effective as of January 6, 2006. Effective as of January 6, 2006, the Company entered into an agreement with Mr. Mandell to continue his employment with the Company as Chairman and Secretary. Under the terms of that agreement, Mr. Mandell continues to provide certain specified services to the Company, which services may be provided in person, by telephone, by email or otherwise as Mr. Mandell sees fit, such services to be rendered at such hours and/or on weekends as he may determine. Those services include without limitation supervising the preparation of the Company’s financial statements and records, reviewing and authorizing day to day disbursements, supervising all of the Company’s licensing and business activities, handling stockholder communications and serving as the contact person with the Company’s financial advisor. He is permitted to accept, and has accepted, other employment during the term of the agreement.
As an incentive for Mr. Mandell to continue in the employ of the Company during the term of the agreement, and in consideration for foregoing certain severance pay to which he otherwise may have been entitled, the Company agreed to pay him a lump sum payment of $35,733.33, which amount was paid concurrently with the execution of the agreement. He is entitled to a monthly salary of $5,000 during the term of the agreement, a bonus of $10,000 for his assistance in the preparation of the Company’s Form 10-K of the Company for the fiscal year ended December 31, 2005 and a separate bonus of $5,000 each for his assistance on each Form 10-Q upon which he assists for any quarterly period ending after December 31, 2005 and for each proxy. Additionally, should the Company be sold or enter into certain specified extraordinary transactions during the term of the agreement, Mr. Mandell is entitled to an additional bonus equal to 3.5% of the total consideration, not to exceed $150,000. During the term of the agreement, he will also be entitled to employee benefits and reimbursement of reasonable, actual and necessary business expenses. These amounts were determined by Mr. Mandell and Mr. Civelli based on the amount of time expected to be expended by Mr. Mandell in pursuing the winding up of the Company’s business operations and the financial status of the Company.
The agreement contains certain non-competition, non-solicitation and confidentiality provisions. The agreement terminated certain provisions of Mr. Mandell’s then existing extended employment agreement (including without limitation the compensation and severance pay obligations thereunder) but continued certain other provisions thereof (such as the proprietary information, confidentiality and other similar provisions thereunder).
The agreement was scheduled to terminate by its terms upon the earlier of the consummation of certain extraordinary transactions, the expiration, termination or non-renewal of the directors’ and officers’ insurance policy of the Company under which Mr. Mandell is covered as a director and officer of the Company and June 30, 2006. The agreement was extended through the earlier of the date of dissolution of the Company and June 30, 2007. The Company may terminate Mr. Mandell’s employment at any time during the term and Mr. Mandell may voluntarily resign his employment at any time during such term.

The monthly income was agreed to be paid in order that the Company would have an employee to oversee the sale of the assets of the Company, manage remaining business relationships and the supervise the dissolution of the Company or any other transaction in connection with the wind down of the business operations of the Company. The additional sums for preparation of the Form 10-Qs and Form 10-Ks were to compensate Mr. Mandell for the additional responsibilities to be borne by him in connection therewith. The proposed bonus, which will be paid based on a percentage of the amount received for the sale of the assets or other specified extraordinary transactions, is intended to incentivize Mr. Mandell to continue the efforts to sell the Company and to maximize value for the stockholders.
The Company is trying to minimize its cash outflow, maximize value for the stockholders and wind down its current business operations. As such, it is no longer trying to incentivize employees with long-term compensation plans or stock option grants or other forms of equity ownership. Although the Company does not intend to increase Mr. Mandell’s compensation package, any such determination would be made by the Board, consisting of Messrs. Mandell and Civelli.
     Officer Compensation
The following table sets forth information concerning the compensation of Mr. Mandell, the only executive officer of the Company during fiscal 2006:
SUMMARY COMPENSATION TABLE

				All Other
			Options	Compensation
Name and Principal Position	Year	Salary($)	Awards($)	($)	Total ($)
Henry R. Mandell, Chairman and Secretary	2006	$90,000	—	$19,000 (1)	$109,000
	2005	$214,200	8,000	$16,000	$238,200
	2004	$214,200	3,820	$14,000	$232,020

(1)	Cost of health insurance premiums
For a description of Mr. Mandell’s employment agreement, see the description thereof set forth under “Compensation Discussion and Analysis” above.
The following table sets forth information concerning unexercised options held by Mr. Mandell as of December 31, 2006. All options held by Mr. Mandell are fully vested. Mr. Mandell did not receive any equity incentive plan awards during the fiscal year ended December 31, 2006.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Option Awards

Number of Securities	Number of Securities
Underlying	Underlying
Unexercised	Unexercised	Weighted Average
Options(#)	Options(#)	Option Exercise	Option Expiration
Exercisable	Unexercisable	Price($)	Date
1,500,000	1,500,000	$0.094	06/07-2/10
Mr. Mandell did not exercise any options during the fiscal year ended December 31, 2006 and all options held by Mr. Mandell were fully vested prior to January 1, 2006.
In the event the assets of the Company are sold or the Company enters into other specified extraordinary transactions, Mr. Mandell will be entitled to a lump sum cash payment from the Company in an amount equal to 3.5% of the total consideration, not to exceed $150,000.

     Director Compensation
None of the Company’s directors received any cash compensation, stock option awards or other arrangements for services provided in their capacity as directors during the fiscal year ended December 31, 2006.
Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
     The following table sets forth information (except as otherwise indicated by footnote) as to shares of common stock owned as of March 7, 2007 or which can be acquired within sixty days of March 7, 2007 by (i) each person known by management to beneficially own more than five percent (5%) of Spatializer’s outstanding common stock, (ii) each of Spatializer’s directors, and officers, and (iii) all executive officers and directors as a group. On March 12, 2007, there were 48,763,383 shares of common stock outstanding.

	AMOUNT AND NATURE OF	PERCENT OF
NAME OF BENEFICIAL OWNER	BENEFICIAL OWNERSHIP	CLASS
Jay Gottlieb(1)(2)	4,846,500	9.1%

Carlo Civelli(1)(3)	5,763,780	11.75%

Henry R. Mandell(1)(4)	2,162,875	4.4%

All directors and executive officers as a group (2 persons)(1)(3)(4)	7,976,655	16.15%

(1)	The persons named in the table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2)	Based on Amendment No. 3 to the Schedule 13G filed by Mr. Gottlieb with the Securities and Exchange Commission on February 12, 2007. Mr. Gottlieb’s address is 27 Misty Brook Lane, New Fairfield, Connecticut 06812.

(3)	Carlo Civelli controls Clarion Finanz AG, a non-reporting investment company. Holdings of Mr. Civelli and Clarion Finanz AG are combined, and include all shares of Spatializer held of record or beneficially by them, and all additional shares over which he either currently exercises full or partial control, without duplication through attribution. Includes 300,000 options to acquire common stock held by Mr. Civelli, all of which are vested and currently exercisable. Mr. Civelli’s address is Gerberstrasse 5 8023, Zurich, Switzerland. (4) Includes 1,500,000 options held by Mr. Mandell, all of which are vested and are exercisable at various prices from $0.05 to $0.12. The options have varying expiration dates of which the final such expiration date is February 21, 2010.
The following table sets forth certain information relating to the equity compensation plans of the Company as of December 31, 2006:
Equity Compensation Plan Information

					Number of securities
	Number of securities				remaining available for
	to be issued		Weighted-average		future issuance under
	upon exercise of		exercise price of		equity compensation plans
	outstanding options,		outstanding options,		(excluding securities
Plan category	warrants and rights		warrants and rights		reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,750,000	(1)	$0.09	(1)	0
Equity compensation plans not approved by security holders	0		0		0

Total	1,750,000		$0.09		0

(1)	Represents options to acquire the Company’s Common Stock under the Company’s 1995 Stock Option Plan and 1996 Incentive Plan approved by the Company’s stockholders in 1995 and 1996, respectively. The 1995 Plan authorizes grants of options to purchase authorized but unissued common stock in an amount of up to 10% of total common shares outstanding at each calendar quarter or 4,876,338 as at December 31, 2006. Stock options are granted with an exercise price equal to the stock’s fair market value at the date of grant. Stock options have five-year terms and vest and become fully exercisable as determined by the committee on date of grant. The 1996 Plan supplements the 1995 Plan by allowing for stock appreciation, incentive shares and similar accruals aggregating not more than the equivalent of 500,000 shares and the regrant of any Performance Shares that become available for regrant. See Note 2. Since the Plan expired in 2005, there can be no new issues of options.
Item 13. Certain Relationships and Related Transactions, and Director Independence
     The Company and Henry R. Mandell, the Chairman and Secretary of the Company and the Company’s sole employee, are parties to an employment agreement entered into in January 2006. Under the terms of that agreement, if the Company is sold or enters into certain specified extraordinary transactions during the term hereof, Mr. Mandell will be entitled to receive a lump sum cash payment equal to 3.5% of the total consideration, not to exceed $150,000, in addition to any amounts he may receive as a stockholder upon any distribution to stockholders.
     As the Company has only one employee and two directors, neither of whom would be considered “independent”, the Company has no formal policy in place as to the procedure for approving any transactions between the Company and its related persons (including officers, directors and stockholders). In the event that the Company should undertake any transaction that would require disclosure under this section, the Company may consider, in light of all then existing facts and circumstances, whether stockholder approval thereof should be sought. The Board did not seek approval or ratification of the employment agreement with Mr. Mandell based in large part on the circumstances of the Company at the time such agreement was executed.
     The Company does not currently have any director that would be considered independent under the definition thereof under any national securities exchange or any inter-dealer quotation system
Item 14. Principal Accountant Fees and Services
     The following summarizes the fees paid to Farber Hass Hurley McEwen LLP, the principal accountant for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2005 and review of the Company’s financial statements included in Form 10-Qs during fiscal 2006 and to Ramirez International Financial & Accounting Services, Inc. the principal accountant for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2006:

	December 31,
	2005		2006
Audit Fees (1)		$34,865	40,900
Audit Related Fees (2)	$
Tax Fees (3)		6,895	11,400
All Other Fees		—	—

Total Fees		$41,760	52,300

(1)	Audit Fees are fees for professional services rendered for the annual audit, the reviews of the Company’s financial statements included in Form 10-Qs and services normally provided in connection with statutory and regulatory filings.

(2)	Audit Related Fees are for assurance and related services that are reasonably related to the performance of the fiscal 2005 audit and not reported under Audit Fees.

(3)	Tax Fees are fees for professional services rendered for tax compliance, tax planning and tax advice.
Although the Audit Committee had not adopted policies and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent auditors, the charter of the Audit Committee requires that the Audit Committee pre-approve the engagement of the auditor to perform all proposed audit, review and attest services, as well as engagements to perform any proposed permissible non-audit services. The pre-approval of services was delegated to the Company’s Chief Financial Officer with the decision to be reported to the Audit Committee and ratified at its next scheduled meeting. One hundred percent of the auditors’ fees were pre-approved by the Audit Committee during 2005. In 2006, the Audit Committee had no members nor a Chief Financial Officer. Thus, the Company’s Board of Directors has and will be responsible for serving in the capacity of the Audit Committee and approving audit and non-audit services to be rendered by the Company’s independent auditor until such time, if any, as members may be appointed to the Audit Committee.
PART IV
Item 15. Exhibits and Financial Statement Schedules
     (a) Financial Statements
     See Item 8.
     (b) Exhibits

The following Exhibits are filed as part of, or incorporated by reference into, this Report:

Exhibit
Number	Description

2.1	Arrangement Agreement dated as of March 4, 1994 among Spatializer-Yukon, DPI and Spatializer-Delaware (Incorporated by reference to the Company’s Registration Statement on Form S-1,Registration No 33-90532, effective August 21, 1995.)

2.2	Asset Purchase Agreement dated as of September 18, 2006 among the Company, Desper Products, Inc., DTS, Inc. and DTS-BVI (incorporated by reference to Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.)

3.1	Certificate of Incorporation of Spatializer-Delaware as filed February 28, 1994. (Incorporated by reference to the Company’s Registration Statement on Form S-1, Registration No. 33-90532,effective August 21, 1995.)

3.2	Amended and Restated Bylaws of Spatializer-Delaware. (Incorporated by reference to the Company’s Registration Statement on Form S-1,Registration No. 33-90532, effective August 21, 1995.)

3.3	Certificate of Designation of Series B 10% Redeemable Convertible Preferred Stock of the Company as filed December 27, 1999 (Incorporated by reference to the Company’s Annual Report on Form10-K, for the period ended December 31, 1999.)

3.4	Certificate of Amendment of Certificate of Incorporation of the Company as filed on February 25, 2000 (Incorporated by reference to the Company’s Annual Report on Form 10-K, for the period ended December 31, 1999.)

3.5	Certificate of Designation of Series B-1 Redeemable Convertible Preferred Stock as filed December 20, 2002 (Incorporated by reference to the Company’s Annual Report on Form 10-K, for the period ended December 31, 2002.)

3.6	Certificate of Elimination of Series A Preferred Stock as filed December 26, 2002 (Incorporated by reference to the Company’s Annual Report on Form 10-K, for the period ended December 31,2002.)

3.7	Certificate of Elimination of Series B Preferred Stock as filed December 26,2002 (Incorporated by reference to the Company’s Annual Report on Form 10-K, for the period ended December 31,2002.)

4.1	Performance Share Escrow Agreements dated June 22, 1992 among Montreal Trust Company of Canada, Spatializer-Yukon and certain shareholders with respect to escrow of 2,181,048 common shares of Spatializer-Yukon. (Incorporated by reference to the Company’s Registration Statement on Form S-1, Registration No. 33-90532,effective August 21, 1995.)

4.2	Modification Agreement for Escrowed Performance Shares. (Incorporated by reference to the Company’s Definitive Proxy Statement dated June 28, 1996 and previously filed with the Commission.)

4.3	Form of Exchange Agreement effective December 26, 2002 entered into by holders of Series B Preferred Stock in connection with exchange of same for Series B-1 Preferred Stock (Incorporated by reference to the Company’s Annual Report on Form 10-K, for the period ended December 31, 2002.)

10.1*	Spatializer-Delaware Incentive Stock Option Plan (1995 Plan). (Incorporated by reference to the Company’s Registration Statement on Form S-1, Registration No. 33-90532, effective August 21,1995.)

Exhibit
Number	Description

10.2*	Spatializer-Delaware 1996 Incentive Plan. (Incorporated by reference to the Company’s Proxy Statement dated June 25, 1996 and previously filed with the Commission.)

10.3*	Form of Stock Option Agreement (Incorporated by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the period ended December 31, 2005.)

10.4	License Agreement dated June 29, 1994 between DPI and MEC. (Incorporated by reference to the Company’s Registration Statement on Form S-1, Registration No. 33-90532, effective August 21,1995.)

10.5*	Employment Agreement dated November 12, 2005, between the Company and Henry Mandell, as amended. (Incorporated by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the period ended December 31, 2005.)

10.6	Related Party Promissory Note to the Successor Trustee of the Ira A. Desper Marital Trust dated November 1, 2003. (Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 10-K, for the period ended December 31, 2005.)

10.7	Lease for Office and Research Center in San Jose, CA. (incorporated by reference to )

10.8	Lease for Executive Office in Westlake Village, CA. (incorporated by reference to)

10.9	License Agreement between Spatializer Audio Laboratories, Inc., Desper Products, Inc. and Samsung Electronics, effective August 22, 2005. (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2005.)

10.10*	Employment Agreement dated January 6, 2006, between the Company and Henry Mandell. (Incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the period ended December 31, 2006.)

10.11•*	Amendment to Employment Agreement between the Company and Henry Mandell

21.1•	Subsidiaries of the Company

23.1•	Consent of Ramirez International Financial and Accounting Services, Inc.

23.2•	Consent of Farber Hass Hurley McEwen, LLP, Independent Registered Public Accounting Firm

31.1	Certificate pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1	Certificate pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Certification will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended)

•	Filed Herewith.

*	Indicates management contracts or compensatory plans required to be filed as an exhibit to this report.

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: March 26, 2007

SPATIALIZER AUDIO LABORATORIES, INC. (Registrant)
/s/ Henry R. Mandell
Henry R. Mandell
Chairman & Secretary

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Carlo Civelli	Director	March 26, 2007

Carlo Civelli

/s/ Henry R. Mandell	Director, Chairman and Secretary (Principal executive	March 26, 2007

Henry R. Mandell	officer and principal financial officer)

☐	Mark this box with an X if you have made changes to your name or address details above.
Special Meeting Proxy Card
The board of directors recommends a vote FOR the proposal described under proposal 1, proposal 2 and Proposal 3.

		For	Against	Abstain
1.	To approve the sale of all or substantially all of the assets of Spatializer and Dasper Products, Inc., a wholly owned subsidiary of Spatializer, to DTS, Inc. and DTS BVI, Limited pursuant to the Asset Purchase Agreement.	☐	☐	☐

		For	Against	Abstain
2.	To approve the amendment to Spatializer’s Certificate of Incorporation increasing the authorized number of shares of Common Stock from 65,000,000 shares to 300,000,000 shares.	☐	☐	☐

		For	Withhold	Abstain
3.	To approve the authorization for the board of directors to effect a reverse stock split of Spatializer’s Common Stock at a specific ratio to be determined by the board of directors within a range from one-for-five to one-for-fifty.	☐	☐	☐

For planning purposes, please mark this box if you plan to attend the Speical Meeting:	☐

Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign exactly as your name appears herein. Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such.

Date (mm/dd/yyyy)	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
     ☐☐/☐☐/☐☐ ☐☐

     Proxy — SPATIALIZER AUDIO LABORATORIES, INC.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ___, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Henry R. Mandell as proxy and attorney-in-fact of the undersigned, with full power of substitution, to represent and vote, as designated below, all shares of common stock of Spatializer Audio Laboratories, Inc. (“Spatializer”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of Spatializer to be held on ___, ___, 2007 at 4:00 p.m. at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, California 90067, and at any adjoumments or postponements thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
PLEASE RETURN PROMPTLY IN ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.
(Continued on reverse side)